SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. _____)


|X|  Filed by the Registrant
|_|  Filed by a Party other than the Registrant

Check the appropriate box:     |_|  Preliminary Proxy Statement
                               |X|  Definitive Proxy Statement
                               |_|  Definitive Additional Materials
                               |_|  Soliciting Material Pursuant
                                    to ss. 240.14a-11(c) or ss. 240.14a-12

                             GULL LABORATORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing:  (Check the appropriate box)
     |_|  No fee required
     |X|  Fee computed on table below per Exchanage Act
          Rules 14a-6(i)(1) and O-11

(1)  Title of each class of securities to which transaction applies:
                                          Common stock, $001 par value per share
                                          --------------------------------------

(2) Aggregate number of securities to which transaction applies: 8,016,012

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

     $2.25 per share; determined after arms' length negotiation between unaffiliated parties

(4)  Proposed maximum aggregate value of transaction:  $18,036,027

(5)  Total fee paid:  $3,607.21

     |X|  Fee paid previously with preliminary materials

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid: $3,607.21

(2) Form, schedule or registration statement no.: Preliminary Proxy Statement

(3) Filing party: Registrant

(4) Date filed: September 23, 1998

                             GULL LABORATORIES, INC.

                    Notice of Special Meeting of Shareholders
                           to be held November 5, 1998


To the Shareholders:


                  A Special Meeting of Shareholders of Gull Laboratories, Inc. (the "Company") will be held at the 53rd Floor Conference Center at the offices of O'Melveny & Myers LLP, Citicorp Center, 153 East 53rd Street, New York, NY 10022, on Thursday, November 5, 1998, at 10:00 a.m. for the following purposes:

                  1. To approve the Merger Agreement among the Company, Meridian, Diagnostics, Inc., Fresenius AG, and Meridian Acquisition Co., dated as of September 15, 1998 (the "Agreement"), and the merger of Meridian Acquisition Co. into the Company.

                  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  Information regarding the matters to be acted upon at the meeting is contained in the Proxy Statement attached to this Notice. The Company is also enclosing a copy of its Form 10-K for the year ended December 31, 1997, and a copy of its Form 10-Q for the quarter ended June 30, 1998. The text of the Agreement is contained in Appendix "A" to the Proxy Statement. Only shareholders of record at the close of business on September 15, 1998, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                  Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The envelope requires no postage if mailed in the United States. You may revoke your Proxy and vote in person should you decide to attend the meeting.


                                           By Order of the Board of Directors



                                           Silke Humberg, Ph.D.
                                           Chief Executive Officer and President


Salt Lake City, Utah
October 5, 1998

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                       of
                             Gull Laboratories, Inc.




                                     GENERAL

                  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Gull Laboratories, Inc., a Utah corporation ("Gull" or the "Company"), to be used at the Special Meeting of Shareholders of the Company to be held at 10:00 a.m. Eastern Standard Time on November 5, 1998 at the 53rd Floor Conference Center at the offices of O'Melveny & Myers LLP, Citicorp Center, 153 East 53rd Street, New York, New York 10022 (telephone number (212) 326-2000) and at any adjournment or postponement thereof.

                  The purpose of the Special Meeting is to consider and vote upon a proposal to approve a Merger Agreement, dated as of September 15, 1998 (the "Merger Agreement"), by and among Gull, Meridian Diagnostics, Inc., an Ohio corporation ("Meridian"), Fresenius AG, a German stock corporation
("Fresenius"), and Meridian Acquisition Co., a Utah corporation and a wholly-owned subsidiary of Meridian ("Acquisition"), and the transactions contemplated by the Merger Agreement and such other business as lawfully may come before the Special Meeting.

                  Pursuant to the Merger Agreement, Acquisition will merge into and with Gull (the "Merger"), with Gull remaining as the surviving corporation. As more fully described herein under "The Merger Agreement," the result of the Merger will be that Gull will become a wholly-owned subsidiary of Meridian and each issued and outstanding share of common stock of Gull, par value $0.001 per share (the "Common Stock"), other than dissenters' shares, will be converted into the right to receive a cash payment of $2.25, without interest (the "Merger Consideration").

                  THE BOARD AND THE COMMITTEE OF INDEPENDENT DIRECTORS (THE "INDEPENDENT COMMITTEE") BOTH RECOMMEND THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

                  The close of business on September 15, 1998 (the "Record Date") has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting (the "Shareholders"). On such date there were outstanding and entitled to vote 8,016,012 shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be considered at the meeting. The affirmative vote of the holders of a majority of the Common Stock outstanding on the Record Date is required for approval of the Merger Agreement. Fresenius, the holder of 62% of the shares of Common Stock, has covenanted in the Merger Agreement to vote its shares of Common Stock for approval of the Merger Agreement.

                  You are requested to sign and date the accompanying proxy card and promptly return it to Gull in the enclosed postage-paid, addressed envelope, even if you plan to attend the Special Meeting.

                  DO NOT FORWARD ANY STOCK CERTIFICATES AT THIS TIME. YOU WILL RECEIVE INSTRUCTIONS REGARDING EXCHANGING YOUR COMMON STOCK FOR THE
MERGER CONSIDERATION AFTER THE SPECIAL MEETING.

                  The enclosed  proxy card, the  accompanying  Notice of Special
Meeting  of   Shareholders   and  this  Proxy  Statement  are  being  mailed  to
shareholders of Gull on or about October 5, 1998.



                                Table of Contents
                                                                                                               Page
GENERAL...........................................................................................................i

SUMMARY...........................................................................................................1
       General Information........................................................................................1
       The Parties................................................................................................1
       Date and Place of the Special Meeting......................................................................1
       Record Date; Required Vote.................................................................................2
       Appraisal or Dissenters' Rights............................................................................2
       The Merger.................................................................................................2
       Exchange of Certificates...................................................................................3
       Recommendations for the Merger.............................................................................3
       Opinion of Financial Advisor...............................................................................4
       Purposes and Reasons for the Merger........................................................................4
       Interests of Certain Persons in the Merger.................................................................4
       Accounting Treatment of the Merger.........................................................................5
       Federal Income Tax Consequences............................................................................5
       Price Range of Company Common Stock and Dividend History...................................................5

SPECIAL MEETING...................................................................................................6
       General....................................................................................................6
       Record Date; Voting........................................................................................7
       Vote Required to Approve the Merger........................................................................7
       Proxy Information; Revocation..............................................................................7
       Appraisal Rights and Right to Dissent......................................................................7
       Proxy Solicitation.........................................................................................8

SPECIAL FACTORS...................................................................................................8
       The Merger.................................................................................................8
       Background of Merger and Fresenius's Decision to Divest its Interests in Gull..............................9
       Negotiations Regarding the Merger.........................................................................12
       Recommendation of the Board of Directors; the Company's Purpose
       and Reasons for and Belief as to the Fairness of the Merger...............................................16
              Recommendation.....................................................................................16
                    The Company's Purpose and Reasons for the Merger
                    and the Timing of the Merger.................................................................16
              Fairness...........................................................................................17
              Market Test........................................................................................17
              Liquidation Value..................................................................................17
              Status Quo.........................................................................................18
              Fairness Opinion...................................................................................18
       Opinion of Financial Advisor Delivered in Connection with the Merger Agreement............................18
              Analysis of Market Multiples of Selected Comparable Public Companies...............................21
              Discounted Cash Flow Analysis......................................................................23
              Selected Comparable Transactions Analysis..........................................................24
              Comparison of Gull's Financial Performance with the Industry.......................................25
              Analysis of Gull's Recent Stock Performance........................................................26

       Prior Contacts with Meridian..............................................................................26

CERTAIN EFFECTS OF THE MERGER....................................................................................28

                                       iii

       Federal Income Tax Consequences...........................................................................28
              General............................................................................................28
              Federal Income Tax Consequences to Meridian, Acquisition and Gull..................................29
              Federal Income Tax Consequences to Gull's Shareholders.............................................29
       Accounting Treatment of the Merger........................................................................29
       Regulatory Approvals......................................................................................30
       Expenses of the Merger....................................................................................30

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF..................................................................30

MERGER  AGREEMENT................................................................................................33
       Description of the Agreement..............................................................................33
       Terms of the Merger.......................................................................................33
       Conditions to the Merger..................................................................................34
       Representations and Warranties............................................................................35
       Conduct of Business Pending Merger........................................................................35
       Additional Agreements.....................................................................................36
       Additional Agreements of Fresenius........................................................................36
       Indemnification...........................................................................................37
       Fees and Expenses.........................................................................................38
       Modification and Waiver...................................................................................38
       Termination of the Merger Agreement.......................................................................38
       Exchange of Certificates..................................................................................39

SELECTED CONSOLIDATED FINANCIAL DATA OF THE COMPANY..............................................................40

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.........................................................41
       Market Information........................................................................................41
       Security Holders..........................................................................................42
       Dividends.................................................................................................42

RECOMMENDATION OF THE BOARD OF DIRECTORS AND VOTE REQUIRED.......................................................42

INTEREST OF CERTAIN PERSONS IN THE MERGER........................................................................43

SOLICITATION AND VOTE OF PROXIES.................................................................................44

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..................................................................45

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.........................................................................45

SHAREHOLDER PROPOSALS............................................................................................44

MISCELLANEOUS....................................................................................................45
       Availability of Information...............................................................................45


Appendix A Merger Agreement dated as of September 15, 1998, by and among Gull, Meridian, Fresenius, and Acquisition (without exhibits)

Appendix B          Fairness Opinion of Houlihan Valuation Advisors

Appendix C          Dissenters' Rights Notice

Appendix D          Section  16-10a-1301 et seq. of the Utah Revised  Business
                    Corporation Act

SUMMARY

                  The following is a brief summary of information included elsewhere in this Proxy Statement. The summary is necessarily incomplete and is qualified in its entirety by the more detailed information in this Proxy Statement, its Appendices and the documents incorporated by reference and referred to in this Proxy Statement. Capitalized terms used and not defined in the summary have the meanings as defined elsewhere in this Proxy Statement.

                  YOU SHOULD READ THE ENTIRE PROXY STATEMENT, THE APPENDICES, AND THE INCORPORATED DOCUMENTS PRIOR TO TAKING ANY ACTION WITH
RESPECT TO THE MERGER PROPOSAL.

                  General Information

                  This Proxy Statement relates to the proposed merger of Acquisition with and into Gull pursuant to the Merger Agreement by and among Gull, Meridian, Fresenius, and Acquisition. The result of the Merger will be that each holder of Common Stock will receive $2.25 per share in exchange for each share of such Common Stock.

                  The Parties

                  Gull  Laboratories,  Inc.,  a Utah  corporation  (Gull  or the
"Company"), is engaged in the development, manufacture and marketing of high-quality diagnostic test kits for the detection of infectious diseases and autoimmune disorders. Gull also offers a line of instrumentation for laboratory automation and products for blood grouping and HLA tissue typing for transplantation. The mailing address of the Company's principal executive officer is 1011 East Murray-Holladay Road, Salt Lake City, UT 84117.

                  Fresenius AG, a German stock company and the majority shareholder of the Company ("Fresenius"), is an international operating company based in Bad Homburg, Germany, which develops, manufactures and distributes pharmaceutical and medical system products. The mailing address of Fresenius is Else-Kroner-Strasse 1, D-61352 Bad Homburg, Germany.

                  Meridian Diagnostics,  Inc., an Ohio corporation  ("Meridian")
is a fully integrated medical diagnostic company that develops, manufactures, and markets a broad range of innovative diagnostic test kits, purified reagents and related products. Using a variety of technologies, these products provide accuracy, simplicity and speed and enable early diagnosis and treatment of common medical conditions such as gastrointestinal, urinary tract and respiratory infections. Meridian Acquisition Co., a Utah corporation ("Acquisition"), has been organized as a wholly-owned subsidiary of Meridian for the purpose of effecting the Merger and has engaged in no other business activities other than those related to the acquisition of the Company. The mailing address of both Meridian and Acquisition is 3471 River Hills Drive, Cincinnati, OH 45244. See, "Certain Information Pertaining to Meridian and Acquisition."

                  Date and Place of the Special Meeting

                  The Special Meeting is to be held at the 53rd Floor Conference Center at the offices of O'Melveny & Myers LLP, Citicorp Center, 153 East 53rd Street, New York, New York 10022, on Thursday, November 5, 1998, at 10:00 a.m., Eastern Standard Time. At the Special Meeting and at any adjournment or postponement thereof, the Shareholders of the Company will be asked to consider and vote upon the proposal to approve the Merger Agreement and the transactions contemplated thereby.

                  Record Date; Required Vote

                  As of September 15, 1998, the Record Date, 8,016,012 shares of Common Stock were issued and outstanding, each of which is entitled to one vote on each matter to be acted upon at the Special Meeting. Only Shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. The presence of a majority of the outstanding shares of Common Stock will constitute a quorum for purposes of the Special Meeting. The affirmative vote of the holders of a majority of the Common Stock outstanding on the Record Date is required for approval of the Merger Agreement. Fresenius, the holder of 62% of the shares of Common Stock, has covenanted in the Merger Agreement to vote its shares of Common Stock for approval of the Merger Agreement.

                  The failure to return a properly executed proxy card, to vote in person at the Special Meeting or, with respect to shares held of record by a broker or other nominee, to provide such broker or nominee with voting instructions (resulting in a broker non-vote) or abstaining from voting, will have the same effect as a vote against the Merger. Proxies may be revoked, subject to the procedures described herein, at any time up to and including the date of the Special Meeting. See, "THE SPECIAL MEETING -- Vote Required to Approve the Merger."

                  Appraisal or Dissenters' Rights

                  Because the Merger must be approved by the Gull Shareholders, the Shareholders are entitled, under Sections 16-10a-1301 et seq. of the Utah Revised Business Corporation Act, to dissent from the proposed Merger and obtain payment for the fair value of their shares in the event the Merger is approved. Fair value of the shares is defined as the value of the Shares immediately before the effective date of the Merger, excluding any appreciation or depreciation in anticipation of the Merger. A Notice of Dissenters' Rights is being submitted to Shareholders with this Notice of Special Shareholders' Meeting and Proxy Statement. A Shareholder who wishes to assert dissenters' rights must (I) deliver to the Company, prior to the voting on the Merger at the meeting, written notice of the Shareholder's intent to demand payment for the Shareholder's shares if the proposed Merger is effected and (ii) not vote for the Merger. Within ten (10) days after the effective date of approval of the Merger by Shareholders, notice will be sent to dissenting Shareholders stating when and where written demand for payment must be sent and when certificates for shares must be deposited by the Shareholders to effectuate the purchase of the Share from the dissenting Shareholders. See, "SPECIAL MEETING -- Appraisal Rights and Right to Dissent."

                  The Merger

                  Gull, Meridian, Fresenius and Acquisition have entered into the Merger Agreement whereby Acquisition will merge with and into Gull. Gull will remain as the surviving corporation. The result of the Merger will be that Gull will become a wholly-owned subsidiary of Meridian. Each share of Common Stock, other than dissenters' shares, will be canceled and converted into the right to receive the Merger Consideration. Each issued and outstanding share of Acquisition will be converted into one share of Common Stock of Gull at the Effective Time (as defined below), the separate corporate existence of Acquisition will cease and the name of Gull will remain "Gull Laboratories, Inc."

                  A condition to the closing of the Merger is that each outstanding option to purchase shares of Common Stock of the Company be canceled. Meridian has agreed to bear the cost of such option cancellations. All of Gull's stock option plans will be terminated as of the Effective Time.

                  The effectiveness of the Merger is conditioned upon the satisfaction or waiver of certain conditions including, without limitation, approval of the Merger by the holders of a majority of the outstanding Common Stock, which is being sought pursuant to this Proxy Statement. If the Merger is approved by the requisite vote of Gull's Shareholders, and all remaining conditions are satisfied or waived, the Merger will become effective upon the filing of the Articles of Merger with the Utah Division of Corporations and Commercial Code or at such later time as the parties may specify in such Articles of Merger (the "Effective Time"). If the Merger is approved, Gull and Meridian expect to file the Articles of Merger on or shortly after the date of the Special Meeting. Fresenius, the holder of 62% of the shares of Common Stock, has covenanted in the Merger Agreement to vote its shares of Common Stock for approval of the Merger Agreement, thereby assuring the Merger will be approved. See, "THE MERGER AGREEMENT -- Description of the Merger Agreement."

                  Exchange of Certificates

                  Upon consummation of the Merger, each share of Common Stock owned by the Shareholders of Gull other than shares owned by Shareholders exercising their dissenters' rights, will be canceled and converted into the right to receive the Merger Consideration. See, "THE MERGER AGREEMENT" and
Appendix A. If the Merger is consummated, the Shareholders of Gull will be required to surrender their stock certificates in proper form as a condition to receipt of payment. STOCK CERTIFICATES SHOULD NOT BE SURRENDERED WITH THE PROXIES. Promptly after the Merger occurs, a transmittal letter with instructions will be sent to Shareholders to be used by them to surrender their share certificates. See, "THE MERGER AGREEMENT -- Exchange of Certificates."

                  Recommendations for the Merger

                  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE MEMBERS OF THE INDEPENDENT COMMITTEE, RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE MERGER. The Board and the Independent Committee base their recommendation on the following factors: (i) the terms and conditions of the Merger Agreement that were determined primarily by negotiations between Meridian, the Company, and
Fresenius, and reviewed by the Independent Committee; (ii) the assets, obligations, operations, earnings and prospects of Gull and the status of the medical diagnostic products industry generally; (iii) the results of market solicitation over an eight month period by Fresenius to determine whether there were other parties interested in acquiring Gull; (iv) a review of possible alternatives to the sale of Gull; and (v) the written opinion of Houlihan Valuation Advisors to the effect that, as of September 15, 1998, the Merger is fair from a financial point of view. See, "SPECIAL FACTORS." The negotiation of the Merger Agreement did not include participation on behalf of the Company by a representative of the minority Shareholders, as such, although Anne-Marie Ricart, a director and a substantial minority shareholder in Gull, is a member of the Independent Committee. The Independent Committee consists of disinterested directors who at all times have been represented by counsel, and have been advised with respect to certain financial matters by Houlihan Valuation Advisors. Because the members of the Independent Committee have no relationship with Meridian, or Acquisition, and are not employees of Gull, the Independent Committee believes that it had no conflicts of interest that would interfere with its ability to protect the interests of Gull's Shareholders.

                  Opinion of Financial Advisor

                  Houlihan Valuation Advisors, the financial advisor to the Independent Committee, rendered a written opinion (the "Fairness Opinion") dated September 15, 1998 to the Independent Committee to the effect that, as of the date of such opinion, the Merger is fair from a financial point of view, to the public Shareholders of Gull (other than Fresenius and its affiliates). The full text of the Fairness Opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached as Appendix B to this Proxy Statement.

                  Purposes and Reasons for the Merger

                  The Company's purpose and reason for the Merger are to allow the Shareholders of the Company to sell their shares in Gull at a price that the Independent Committee and Board believe is fair to and in the best interest of the Shareholders. The timing of the Merger has been determined based on the time required to review various alternatives to enhance shareholder value for Gull, to solicit indications from persons who might be interested in acquiring Gull, to negotiate the terms of the Merger Agreement, and to obtain the requisite Shareholder and other approvals.

                  Meridian believes that its acquisition of Gull offers substantial growth opportunities for Meridian in products and distribution channels not now being served by Meridian and will enhance Meridian's shareholder value.

                  Interests of Certain Persons in the Merger

                  All current officers and directors of Gull will resign as part of the closing of the Merger. Certain officers or employees of Gull may be entitled to severance payments upon the termination of their employment. Gull has been informed by Meridian that Meridian intends to enter into employment agreements with Dr. Fred Rachford and John Turner, both current executive officers of Gull, and a consulting agreement with Holly Scribner, formerly an executive officer of and currently a consultant to Gull. The execution of such agreements is a condition to Meridian's obligation to consummate the Merger. All current directors of Gull will be entitled to certain indemnification rights under the Merger Agreement. Consequently, the interests of Messrs. Rachford and Turner, by virtue of their employment agreements, and Ms. Scribner, by virtue of her consulting agreement and the interests of all of the Company's directors, by virtue of their indemnification rights, may be deemed to be separate from or adverse to the interests of the remaining Shareholders. Fresenius has also agreed to indemnify the directors of Gull, and has entered into indemnification agreements with the members of the Independent Committee relating to their service on that Committee. As of the Record Date, Messrs. Rachford and Turner and Ms. Scribner held of record or beneficially (excluding 138,500 shares underlying options) 33,017 (30,217 shares owned by Dr. Rachford and 2,800 shares owned by Ms. Scribner) shares of Common Stock or less than 1% of the issued and outstanding Common Stock. It is expected that the shares of Common Stock owned by Dr. Rachford and Ms. Scribner will be voted in favor of the Merger, that Messrs. Rachford and Turner and Ms. Scribner will surrender their options to purchase Gull Common Stock, and that their compensation arrangements under their employment or consulting agreements with Meridian will include options to purchase Meridian common stock. See, "INFORMATION PERTAINING TO MERIDIAN AND ACQUISITION," "THE MERGER AGREEMENT," and "INTEREST OF CERTAIN PERSONS IN THE MERGER."

                  In the Merger Agreement, Fresenius has agreed, subject to certain limitations, to indemnify Meridian for losses arising out of breaches of the Company's representations and warranties, non-performance of the Company's obligations, shareholder lawsuits, and certain specified contingencies disclosed by Gull to Meridian. Fresenius has also agreed to contribute certain obligations due from Gull to Gull's capital and that amounts due from the Company to Fresenius (approximately $5,000,000 at September 30, 1998, comprising payments by Fresenius to vendors on behalf of the Company and other advances and fees) will be reduced by an amount equal to the decrease in the stockholders' equity of the Company from December 31, 1997 to the Closing Date. Any net amount due to Fresenius will be evidenced by a promissory note of Meridian bearing interest at 7 1/2% per annum and payable in two equal installments on June 15, 1999 and December 31, 1999 and certain additional amounts may be set off against such note. Fresenius has also agreed to continue the lease of certain property in Bad Homburg, Germany and to continue providing certain services, which it has previously provided and currently does provide to Gull. Fresenius will also enter into an agreement with Meridian to make available facilities for the manufacture of certain Gull products at Fresenius's facility for a period not to exceed two years.

                  Accounting Treatment of the Merger

                  The Merger will be treated, for financial reporting purposes, as a sale by Gull's shareholders to Meridian for cash. Accordingly, no gain or loss will be recognized by Gull as a result of the Merger. As part of the Merger, Fresenius will contribute an obligation of Gull in the amount of DM 856,281.18 and other amounts to Gull's capital. The Merger will be accounted for by Meridian as a purchase.

                  Federal Income Tax Consequences

                  The receipt of cash by a Shareholder of Gull pursuant to the Merger Agreement will be a taxable transaction to such Shareholder for federal income tax purposes and may also be a taxable transaction under applicable state, local or other laws. Each Shareholder is urged to consult his or her own tax advisor as to the particular tax consequences to such Shareholder. See, "SPECIAL FACTORS -- Federal Income Tax Consequences."

                  Price Range of Company Common Stock and Dividend History

                  The shares of Common Stock are traded on the American Stock Exchange under the symbol "GUL." The following table sets forth, for the period indicated, the prices of Gull's common stock, based on the closing sale quotation without markup, markdown, commissions or adjustments.

Price Range of Company

Common Stock and Dividend History

                                                        High            Low
1996            First Quarter                          5.500            3.625
                Second Quarter                         5.500            4.250
                Third Quarter                          7.125            4.125
                Fourth Quarter                        12.500            5.875
1997            First Quarter                         11.125            8.625
                Second Quarter                        11.750            9.563
                Third Quarter                         13.375            9.625
                Fourth Quarter                        11.750            10.00
1998            First Quarter                         11.750            9.875
                Second Quarter                        11.875            3.250
                Third Quarter                          5.625            1.938



                  On July 10, 1998, the last trading day prior to Gull's public announcement that it was engaged in merger negotiations, the high and low sales prices of the Common Stock on the American Stock Exchange were $4.500 and $4.438, respectively. On September 15, 1998, the date the Merger Agreement was executed, the closing price of the Common Stock on the American Stock Exchange was $2.125.

                  Gull has never paid any cash dividends on its shares of Common Stock. See, "Price Range of Company Common Stock and Dividend History."


SPECIAL MEETING

                  General

                  This Proxy Statement is being furnished to holders of Gull's Common Stock in connection with the solicitation of proxies by the Company's Board of Directors for use at the Special Meeting to be held at the 53rd Floor Conference Center at the offices of O'Melveny & Myers LLP, Citicorp Center, 153 East 53rd Street, New York, New York 10022, on Thursday, November 5, 1998, at 10:00 a.m., Eastern Standard Time, and at any adjournment or postponement thereof.

                  At the Special Meeting, holders of Gull's Common Stock will consider and vote upon a proposal to merge Acquisition with and into the Company pursuant to the Merger Agreement. The result of the Merger will be that each holder of Common Stock, other than holders exercising dissenters' rights, will receive $2.25 per share in exchange for such Common Stock.

                  Information contained in this Proxy Statement with respect to Meridian, Acquisition and plans for Gull after the consummation of the Merger has been provided by Meridian. All other information contained herein has been provided by Gull or Fresenius.

                  Record Date; Voting

                  The Record Date for determination of Gull's Shareholders entitled to notice of and to vote at the Special Meeting has been fixed as the close of business on September 15, 1998. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, the outstanding voting securities of Gull consisted of 8,016,012 shares of Common Stock. Each Shareholder of record as of the Record Date is entitled to one vote on each matter for each share then held. The holders of a majority of the issued and outstanding shares of Common Stock attending the meeting in person or by proxy will constitute a quorum for the conduct of business at the Special Meeting, and all adjournments and postponements thereof, notwithstanding that less than a quorum may remain after commencement of the Special Meeting.

                  Vote Required to Approve the Merger

                  The affirmative vote of the holders of a majority of the Common Stock outstanding on the Record Date is required for approval of the Merger Agreement. Fresenius, which owns more than a majority of the Common Stock outstanding on the Record Date, has covenanted in the Merger Agreement to vote for approval of the Merger Agreement. Accordingly, the Merger Agreement will be approved.

                  Proxy Information; Revocation

                  Any Shareholder has the power to revoke his or her proxy before its exercise at the Special Meeting or any adjournment or postponement by: (i) giving written notice of such revocation to Gull's Secretary, Michael B. Malan, 1011 East Murray-Holladay Road, Salt Lake City, UT 84117, prior to the Special Meeting; (ii) giving written notice of such revocation to Gull's Secretary at the Special Meeting; or (iii) signing and delivering a proxy bearing a later date. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed. The mere presence at the Special Meeting of a shareholder who has executed and delivered a valid proxy will not revoke such proxy. The powers of the proxy holders with respect to the shares of a particular Shareholder will be suspended if the Shareholder executing the proxy is present at the Special Meeting and elects to vote in person. Subject to such revocation or suspension, each properly executed proxy received by the proxy holders will be voted at the Special Meeting (whether or not instructions are specified thereon). If instructions are specified thereon, such proxy will be voted in accordance therewith; and if no specifications are made, such proxy will be voted FOR the Merger Agreement.

                  Appraisal Rights and Right to Dissent

                  The transactions contemplated by the Merger Agreement require a shareholder vote. Under ss.ss. 16-10a-1301 et seq of the Utah Revised Business Corporation Act, Gull's shareholders are entitled to dissent from the proposed Merger, and obtain payment of the fair value of their shares in the event the Merger is approved. Fair value of the shares means the value of the shares immediately before the effective date of the Merger, excluding any appreciation or depreciation in anticipation of the Merger. The transaction is expected to be consummated on or about November 6, 1998. The high and low sales prices of Gull's Common Stock on July 10, 1998, the day prior to the press release announcing that Fresenius and Gull were engaged in negotiations with an unnamed third party regarding the merger of Gull, were $4.500 and $4.438 per share, respectively. On September 15, 1998, the date the Merger Agreement was executed, the closing price of the Common Stock on the American Stock Exchange was $2.125. The fair value of Gull's Common Stock immediately prior to the consummation of the Merger may or may not reflect these prices. Gull will determine the value of Gull's Common Stock by considering all relevant factors. Gull does not expect that the value of the Common Stock will exceed $2.25 per share. Notice of Dissenters' Rights is annexed as Appendix C to this Notice of Special Shareholders' Meeting and Proxy Statement. A Shareholder who wishes to assert dissenters' rights must (i) deliver to Gull, prior to the voting on the Merger Agreement, written notice of the Shareholder's intent to demand payment for the Shareholder's shares if the proposed Merger is effected and (ii) not vote for the Merger.

                  Within ten (10) days after the effective date of the approval of the Merger Agreement by Shareholders, notice will be sent to dissenting Shareholders stating when and where written demand for payment must be sent and when certificates for shares must be deposited by the Shareholder to effectuate the purchase of shares from the dissenting Shareholder. The rights of the dissenter to demand payment are lost if the dissenter fails to give timely written notice of intent to demand payment, or fails to timely make written demand for payment after receiving Gull's notice. A COPY OF A DISSENTERS' RIGHTS NOTICE IS ATTACHED HERETO AS APPENDIX C. The foregoing information and the statements in the Dissenters' Rights Notice are each qualified in their entirety by the provisions of Sections 16-10a-1301 through 16-10a-1331 of the Utah Revised Business Corporation Act, a copy of which is annexed as Appendix D.

                  Proxy Solicitation

                  The cost of soliciting proxies will be borne by Gull. Gull may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to their principals at its expense. In addition, directors, officers or other employees of Gull may, without additional compensation therefor, solicit proxies in person or by telephone.


SPECIAL FACTORS

                  The Merger

                  Gull has entered into the Merger Agreement, a copy (without the exhibits thereto) of which is attached as Appendix A, to this Proxy Statement, with Fresenius, Meridian and Acquisition. Pursuant to the terms of the Merger Agreement, Acquisition will merge with and into Gull with Gull continuing as the surviving corporation. Upon consummation of the Merger, each outstanding share of Common Stock will be converted into the right to receive, upon surrender of such share of Common Stock, the Merger Consideration. Shareholders have appraisal or dissenters' rights under Utah law. See, "SPECIAL MEETING -- Appraisal Rights and Right to Dissent" and "The Merger Agreement," and Appendices C and D. At the same time, each share of the outstanding Common Stock of Acquisition, all of which is owned by Meridian, will be converted into one share of Common Stock of Gull. Thus, after the Merger, all of the then outstanding Common Stock of Gull will be owned by Meridian.

                  Background of Merger and Fresenius's
                  Decision to Divest its Interests in Gull

                  Fresenius's decision to divest its interest in Gull resulted from changes in the competitive environment in the healthcare industry, including the diagnostics business, and Fresenius's determination that a relatively small participation in the diagnostics business through Gull is no longer consistent with Fresenius's long-term plans. The discussion below contains a brief description of these developments and Fresenius's responses, and their relationship to Fresenius's investment in Gull.

                  Until 1992, Fresenius conducted its healthcare business through two primary divisions -- medical systems (primarily dialysis products), and pharmaceuticals. Fresenius also conducted a projects business engaged in the planning and construction of hospitals and pharmaceuticals plants. In 1993, Fresenius reorganized its operations into four divisions -- Dialysis, Pharma, Intensive Care and Diagnostics, ("I+D") and Project Business. The I+D Division included Fresenius's extra-corporal blood treatment business, including blood cell separator machines and infusion pumps, and a diagnostics products business -- Fresenius Diagnostik -- that was also a European distributor of Gull products. In 1993 (the first year of this reorganization), I+D Division sales represented approximately 7%, of Fresenius's total sales.

                  Fresenius made its initial investment in Gull in 1994 when it purchased 3,492,739 shares of Gull Common Stock from Dr. Myron Wentz, Gull's founder and former President, for $22,702,803. Shortly after that initial investment, Fresenius purchased 117,954 additional shares for $766,701 in satisfaction of certain obligations to the sellers originally undertaken by Dr. Wentz. As the result of these purchases, Fresenius acquired 55.3% of Gull's outstanding stock for a total investment of $23,469,504. The initial investment in Gull in 1994 was consistent with Fresenius's then-current strategy to invest internationally through acquisitions in selected biomedical markets. It was also expected to be a factor in the growth of the new I+D Division.

                  Subsequent to Fresenius's initial investment in 1994, the healthcare industry underwent rapid change. Significant declines in government reimbursement rates and the growth of managed care necessitated extensive efforts to contain costs. These cost- containment pressures resulted in increased focus in the industry on core competencies, and also produced a significant number of mergers and acquisitions, as companies sought methods to function better in this new environment. In its Dialysis Division, Fresenius responded to these industry trends by combining its worldwide products business with National Medical Care to form Fresenius Medical Care AG, the world's largest vertically integrated dialysis company, in September 1996. In June 1998, Fresenius announced that it had signed an agreement to acquire the international infusion-nutrition business of Pharmacia & Upjohn, outside of Germany, thereby adding to one of the core elements of its Pharma Division.

                  These trends in health care were evident in the diagnostics industry as well. Government agencies and private payers decreased or eliminated reimbursements for laboratory tests deemed to be discretionary or non-essential. Laboratories have responded by consolidation to achieve larger volumes, shifts to less expensive, automated tests and demands for price concessions. These and other pressures from diagnostic industry customers, in all key markets, to increase quality and develop new products, provide a consistent operational platform, and offer a "one-stop shopping platform," have prompted rapid consolidation and concentration of resources within the industry.

                  In August 1997 Gull acquired Fresenius Diagnostik, the diagnostics business unit of Fresenius's I+D Division, in exchange for 1,320,000 shares of Gull Common Stock. Gull believed that the acquisition of Fresenius Diagnostik would enable it to eliminate overlapping functions and costs, coordinate and centralize its marketing efforts in Europe, and provide the Company with sales and marketing expertise that would assist the Company in developing its European markets. Based on a value of $8.29 per share stipulated in the purchase agreement, the transfer of Fresenius Diagnostik to the Company represented an additional investment by Fresenius in the Company of $10,942,800, raising its total equity investment in the Company's Common Stock to approximately $34.4 million. Gull's acquisition of Fresenius Diagnostic through the issuance of additional common stock to Fresenius enabled Gull to complete the acquisition while maintaining its cash for operations.

                  Subsequent to Gull's acquisition of Fresenius Diagnostik, Fresenius has restructured its I+D Division (which has been renamed the Intensive Care and Hemotechnology -- "I+H" -- Division) to focus more strongly on its core competencies in hemotherapy with transfusion and adsorber technology, immune therapy, and infusion technology. The restructuring was aimed at increasing competitiveness in order to achieve a leading position in its core fields of activity -- an approach consistent with the responses of its other divisions to competitive changes. Although, at the time of the Fresenius Diagnostik acquisition, Fresenius and Gull believed that the acquisition was an appropriate response by Gull to trends in the diagnostics industry, considerable additional investment would be required to support Gull's emerging technologies and to help it compete effectively against its newly consolidated, larger competitors. Fresenius believes that the additional investments in the diagnostics industry required by Gull would be inconsistent with the overall strategy of the I+H Division, and that the future of Gull and the effective execution of Gull's business plan would be best served by finding the Company a partner focused on the diagnostics industry.

                  To implement this decision, Fresenius management decided that the options available to it for its investment in Gull should be explored. Following meetings with several investment banking firms, Wasserstein Perella & Co., Inc. ("WP&Co.") was selected to represent Fresenius in these efforts and an engagement letter with WP&Co. was signed on September 24, 1997. Following its engagement by Fresenius, WP&Co. held discussions with several members of Gull senior management to gain familiarity with Gull and its business prospects. On October 23, 1997, Gull and Fresenius issued separate press releases, each stating that Fresenius had retained WP&Co. to evaluate the alternatives available to Fresenius with respect to its interest in Gull. In a subsequent filing with the SEC, Fresenius noted that potential transactions to be explored by WP&Co. might include a sale or exchange of capital stock or a merger, consolidation or other business combinations, and that any transaction involving Fresenius's interest in Gull could be consummated as part of a series of transactions involving the sale to one or more third parties of all or part of the ownership interest in Gull not held by Fresenius. In conjunction with Gull and Fresenius representatives, WP&Co. compiled a list of potential strategic partners for Gull. Following issuance of the press releases, WP&Co. transmitted the Gull press release to these parties.

                  Interested parties were informed that information describing Gull would be available in approximately two to three weeks. In that time, WP&Co., in conjunction with Gull management, compiled a package of publicly available information that would be sent to interested parties. The public information package consisted of (i) an introductory letter describing potential transaction alternatives, (ii) a confidentiality agreement that, when signed and returned, would enable the potential partner to receive non-public information regarding Gull, (iii) publicly available information including SEC filings, technical papers, and product brochures, and (iv) a brief summary of Gull and its products prepared by WP&Co. in conjunction with Gull management. A small number of firms not on the primary contact list also contacted WP&Co., Gull, or Fresenius expressing interest.

                  On October 23, 1997, Meridian President and Chief Operating Officer John Kraeutler contacted WP&Co. to express interest in a possible transaction with Gull. WP&Co. sent Meridian a public information package on November 7, 1997. Meanwhile, WP&Co. sent public information packages to approximately 30 other potential partners during the period October through November 1997. During that time 14 parties signed the confidentiality agreement, including Meridian, who signed and returned its confidentiality agreement the week of November 18, 1997. Meridian and the other interested parties were sent a confidential information package consisting of (i) new product development time lines, (ii) a discussion of past events and trends, (iii) financial projections for 1998-2000, (iv) current staffing levels and plans, and (v) an overview of key information items regarding Gull. Following further conversations with these parties, WP&Co. requested that they submit a nonbinding indication of interest by December 22, 1997, stating their expected value for the Company, sources of financing, and other information relevant to any possible transactions. Those who submitted acceptable indications would be permitted to visit Gull's facilities, participate in a management presentation in which Gull's management described the operations and finances of the Company, and permitted access to selected documents regarding Gull's operations and finances.

                  By the December 22, 1997 deadline, no indications were submitted to WP&Co regarding an interest in acquiring Fresenius's Gull shares or any of the publicly-held shares of Gull. Preliminary interest was expressed in certain assets of Gull, however, these interests were not pursued as Fresenius remained interested in selling its ownership position rather than selling individual pieces of Gull. Meridian declined to submit an indication letter due to a desire to acquire only the domestic portion of the business. Further discussions with potential buyers indicated that several concerns about the Company existed, including concerns related to valuation, ownership structure, recent and future financial performance, market position of new and existing products, and technical capabilities of new and existing products. Although no formal bids were received, discussions with potential bidders indicated that a significant disparity existed between the valuation placed on Gull by potential partners and the market value of Gull Common Stock. Bidders generally indicated that they attributed a value to Gull equal to approximately its then current sales levels -- $21.7 million for 1997 -- as opposed to the then current market value of Gull Common Stock of approximately $83 million. This indicated value for Gull based on sales was also considerably less than Fresenius's $34.4 million total equity investment for its 62% interest in the Company.

                  For the remainder of December 1997 and during the month of January 1998, WP&Co. contacted interested parties to tell them that management and facility visits and review of selected company documents could be achieved without submitting an indication letter. Following this procedural modification, six companies visited the Company during January through May 1998. Following these visits, follow-up conversations were conducted with the potential partners. Despite Fresenius's willingness to receive a price equal to its investment cost, which was below the then-current market value of Fresenius's Gull shares (approximately $49.9 million at March 31, 1998), none of the companies that had proceeded with their investigation of Gull submitted indications of interest. The reasons cited were the same concerns regarding value and other issues raised in December 1997.

                  Following these unsuccessful efforts to seek potential partners at or above Fresenius's investment cost in Gull, WP&Co.'s contact with potential bidders ceased for approximately one month. During this time, the Gull stock price on the American Stock Exchange declined by more than 50%. The Company attributes this decline to, among other matters, lower than anticipated results of operations for 1997 and the first quarter of 1998 and selling pressure in the thin market for Gull Common Stock from short selling and the exercise of stock options (including options exercised by certain former members of Gull's senior management whose employment was terminated), followed by the sale of the option shares. After a 56% decline from $8.00 on May 27, 1998 to $3.50 on June 2, 1998, during the month of June 1998, Gull traded at an average price of $3.66 as opposed to a trading average during the period from May 1 through May 27, 1998 of $8.66. At that time, Fresenius determined that it was willing to accept a value of Gull below Fresenius's investment cost and instructed WP&Co. to renew contacts with potential bidders with revised price expectations. With price expectations determined by reference to the now lower market price, several companies expressed interest in exploring Gull further.

                  In April 1998, Mr. William Motto, Chairman of Meridian, contacted Gull Chief Executive Officer Silke Humberg to renew discussions regarding a possible transaction with Gull. Further meetings between representatives of Fresenius, Gull, Meridian, WP&Co., and Meridian's financial advisor followed during the month of June, including visits by Meridian to Gull facilities in Salt Lake City, Maine, and Germany. Following these visits and continuous discussions between the companies' management and research and development teams, Meridian indicated that it hoped to complete a preliminary definitive agreement by June 30. During these discussions, Meridian indicated to Fresenius that it was interested only in a transaction in which it would acquire 100% of the Company, and did not wish to acquire only Fresenius's interest. Meanwhile, Gull, Fresenius, and WP&Co. continued discussions with other interested parties. After comparing the initial bids, suggested transaction structures, and overall compatibility with Gull offered by other potential partners, Fresenius ultimately decided to negotiate a definitive agreement with Meridian.

                  On July 2, 1998, at a Special Meeting of the Board, Fresenius informed the Gull Board that Fresenius was negotiating the terms of a letter of intent with Meridian providing for a merger between Gull and Meridian or a subsidiary of Meridian at a merger price of $3.00 per share, in cash.

                   On July 13, 1998 Gull issued a press release stating that Gull and Fresenius were in negotiations with an unnamed potential merger partner for a cash merger of Gull at $3.00 per share. On July 27, 1998 Gull issued a press release announcing the execution of agreements in principle with Fresenius and Meridian providing for a merger of Gull with Meridian for cash consideration of $3.00 per share, subject to the execution of a definitive agreement and various consents and approvals including receipt of a fairness opinion from an investment bank selected by the independent committee of the Company.

                  Negotiations Regarding the Merger

                  At the meeting on July 2, 1998 at which Fresenius disclosed the merger negotiations with Meridian to the Gull Board, the Gull Board discussed the specific terms of the transaction with a representative of Fresenius for an extended period of time. The Fresenius representative noted that as of June 30, 1998 Fresenius had advanced approximately $5,012,450 to the Company in the form of loans and payment of amounts owed to the Company's vendors. The Fresenius representative advised the Board that the terms of the transaction being negotiated with Meridian would require that Fresenius continue to finance the

Company's operations until consummation of a merger. He stated that although Fresenius was willing to continue such financing to enable the Company to complete a merger, Fresenius had made a strategic decision to withdraw from the diagnostic testing business, and it was unlikely that Fresenius would continue to finance Gull to continue its operations in the absence of a merger. He indicated that Fresenius anticipated signing the letter of intent within the next 24 to 48 hours.

                  The Board then appointed a committee of independent directors, Dr. Myron Wentz, Peter Gladkin, and Anne-Marie Ricart (the "Independent Committee") to review the transaction and assure that the transaction was fair to all of the Shareholders. The Fresenius representative stated that the letter of intent would provide that the transaction must be approved unanimously by the Independent Committee and would require that the Independent Committee receive a fairness opinion from an investment banking firm. The Independent Committee was authorized to take all actions necessary to perform its designated functions, including engaging a reputable investment banking firm and retention of counsel to represent the interests of the minority Shareholders in the negotiation of the transaction. In connection with the appointment of the Independent Committee, Fresenius AG entered into indemnification agreements with each member of the Independent Committee. Dr. Wentz was appointed as chairman of the Independent Committee.

                  Copies of the letter of intent were distributed to the directors, each of whom reviewed the letter of intent and provided comments.

                  At a regular board meeting held on July 9, 1998, Gull's president, Dr. Silke Humberg, reported that Fresenius and Meridian had signed the letter of intent on July 7, 1998 and that Gull had received the first due diligence request from Meridian. She also reported that Fresenius and Meridian were scheduled to meet in Germany during the week of July 20 to negotiate the terms of a merger agreement. It was understood by the Gull Board that Fresenius, rather than Gull, would be the primary party conducting the merger negotiations with Meridian since Fresenius, as the Company's majority shareholder, would have a major economic stake in the outcome of the negotiations and the determinative vote with respect to any transaction. It was also noted that unlike other shareholders, Fresenius would effectively retain a substantial financial interest in the company following the Merger because Meridian would require that Fresenius provide the primary indemnities and other financial assurances under the Merger Agreement. However, Gull's directors, through the Independent Committee, retained control over approval of the outcome of the negotiations. Copies of drafts of the Merger Agreement were provided to each member of the Independent Committee. The members reviewed each draft and received advice from Gull's legal counsel as to the terms and conditions of the Merger Agreement and other legal matters.

                  The Independent Committee solicited indications of interest from investment banking firms. After carefully reviewing and discussing each proposal, the Independent Committee selected Houlihan Valuation Advisors to provide the fairness opinion. On July 23, 1998, Houlihan Valuation Advisors began its evaluation of Gull for purposes of preparing the fairness opinion.

                  On August 7, 1998, Houlihan Valuation Advisors issued its opinion to the Independent Committee that the Merger was fair to, from a financial point of view, the public Shareholders of Gull. At the time Houlihan Valuation Advisors delivered this opinion, the Merger Consideration was $3.00 per share. A copy of the fairness opinion was delivered to each member of the Independent Committee.

                  On August 12, 1998, the Independent Committee met to discuss the fairness opinion. Each member had carefully reviewed the fairness opinion and a thorough and exhaustive discussion was had. After careful and due consideration and in reliance on the fairness opinion, the Independent Committee unanimously determined that the terms of the Merger were fair to, and in the best interests of, Gull's Shareholders and recommended that the Shareholders approve and adopt the Merger Agreement and the Merger.

                  A Board meeting was also held on August 12, 1998, in which, among other things, the Independent Committee reported on its recommendations. The Board reviewed the status of the negotiations and discussed certain issues in the Merger Agreement. After a discussion of the recommendation of the Independent Committee, the Board unanimously determined that the terms of the Merger were fair to, and in the best interests of, Gull's Shareholders and recommended that Gull's Shareholders approve and adopt the Merger Agreement and the Merger.

                  The negotiation of the Merger Agreement continued following the Company's board meeting, with several drafts of the Merger Agreement being exchanged. Meridian continued its due diligence of the Company.

                  On August 13, 1998, while the negotiation of the Merger Agreement was pending, the Company extended the maturity date of its bank line of credit and obtained waivers of the Company's failure to comply with certain financial covenants in its long-term debt with two of its banks. As a condition to the banks' agreement to such extensions and waivers, Fresenius guaranteed the Company's obligations to the banks. The line of credit matures and Fresenius' guarantees terminate upon the earlier to occur of November 15, 1998 or the Closing of the Merger with one bank and upon the earlier to occur of December 1, 1998 or the closing of the Merger for the other bank.

                  On August 14, 1998, the Company filed its Form 10-Q for the quarter ended June 30, 1998, in which the Company reported a larger than anticipated loss, primarily as a result of decreased gross profit margins in Gull's European business and significant severance payments and other charges resulting from the termination of two Gull senior executives. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-Q delivered to the Shareholders with this Proxy Statement.

                  Subsequent to Gull's release of its second quarter results, Meridian expressed concern to Fresenius that the then-proposed Merger Consideration of $3.00 per share was excessive in light of the Company's second quarter results and Meridian's view of the Company's prospects. At Fresenius's request, Gull prepared an analysis of the fluctuations in its gross profit margins for the first six months of 1998, including Gull's assessment of which factors affecting gross margins appeared to be one-time events and which factors appeared to be likely to have continuing impact. Gull also provided Meridian the five-year forecast that had been provided to Houlihan Valuation Advisors in connection with Houlihan Valuation Advisors' preparation of its original fairness opinion. At a meeting of the board of directors of Meridian held on August 26, 1998, Meridian determined that after reviewing the Company's second quarter results, and the additional information provided to Meridian by the Company, as well as additional information obtained by Meridian in its due diligence investigation, Meridian was unwilling to consummate a merger at the previously discussed merger price of $3.00 per share. Meridian communicated that determination to Fresenius. On August 28, 1998, Gull issued a press release announcing that Meridian was unwilling to effect a merger at the previously-announced price of $3.00 per share, but that Meridian was still committed to a merger with Gull and was continuing to negotiate with Fresenius and Gull. On August 28, 1998, the closing price of the Common Stock was $2.375 per share.

                  In their discussions, Meridian advised Fresenius that while it continued to believe that a merger with Gull was in the best interest of both Gull and Meridian, the Meridian board had limited the merger consideration to be offered to $2.00 per share. Fresenius advised Meridian that Fresenius believed that price to be inadequate, and the parties continued to negotiate the terms of a definitive merger agreement, other than the price. Representatives of Gull and Fresenius traveled to Cincinnati, Ohio on the weekend of August 29-30 to negotiate in person. In those meetings, Meridian provided to Fresenius and Gull Meridian's own financial analysis for the Merger. Meridian also reviewed with Fresenius and Gull its analysis of Gull's year-to-date results for 1998 and how Gull's lower- than-anticipated results had adversely impacted the assumptions underlying Meridian's merger analysis. Representatives of Gull, Fresenius, and Meridian continued to negotiate and on September 1, 1998, Meridian revised the proposed Merger Consideration to $2.25 per share. On September 2, 1998, Fresenius accepted Meridian's offer of $2.25 per share, subject to the unanimous approval of the Gull Independent Committee, receipt of a fairness opinion with respect to the Merger, and completion of the definitive Merger Agreement.

                  Houlihan Valuation Advisors delivered an updated fairness opinion on September 2, 1998 that the revised Merger was fair from a financial point of view, the public Shareholders of Gull. A copy of the fairness opinion was delivered to each member of the Independent Committee.

                  On September 3, 1998, the Independent Committee met to discuss the revised offer and the fairness opinion. Each member of the Independent Committee had carefully reviewed the fairness opinion. The Independent Committee discussed the revised offer, the reasons for the revised offer, the results of operations and financial condition of the Company, and the fairness opinion. The Independent Committee determined that prior to voting on the revised Merger terms, it would be appropriate to conduct direct discussions with Fresenius. The Independent Committee met with representatives of Fresenius and Gull in the afternoon of September 3. In that meeting, the Committee discussed in detail with Fresenius the negotiations with Meridian, including whether Fresenius believed a higher price could be obtained from Meridian. The Independent Committee also discussed with Fresenius the activities of WP&Co. on behalf of Fresenius and Fresenius's belief as to the likelihood that another company would be willing to acquire Gull at a higher price. Fresenius confirmed to the Independent Committee that the Meridian proposal was the best available offer. The Independent Committee also inquired as to Fresenius's and Gull's outlook for the Company's prospects in the event the Company did not consummate a merger or similar transaction with Meridian or any other party. Fresenius and Gull responded that they believed that Gull would need a significant capital infusion to continue in its operations as currently conducted. Fresenius indicated that it had agreed to finance Gull until December 31, 1998 in order to avoid a bank default and to facilitate a merger or similar transaction but was unwilling to provide any additional financing after that date. After consideration of its discussions with Fresenius and after careful and exhaustive consideration and in reliance on the fairness opinion, the Independent Committee unanimously determined that the revised terms of the Merger were fair to, and in the best interests of, Gull's Shareholders and recommended that the Shareholders approve and adopt the Merger Agreement and the Merger.

                  A board meeting was also held on September 3, 1998, in which, among other things, the Independent Committee reported on its recommendations. The board received a status report on the Merger Agreement and discussed the revised offer and the recommendation of the Independent Committee. After a thorough discussion of the recommendation of the Independent Committee, the board unanimously determined that the terms of the Merger were fair to, and in the best interests of, Gull's Shareholders and recommended that Gull's Shareholders approve the adopt the Merger Agreement and the Merger.

                  Following this Board meeting, representatives of the Company, Fresenius and Meridian continued to negotiate terms of the definitive Merger Agreement. Negotiations and Meridian's due diligence continued through September 15, 1998. These negotiations primarily involved certain matters disclosed by Meridian's due diligence and related indemnities requested by Meridian from Fresenius and, for the reasons described above, were conducted primarily by Fresenius. Houlihan Valuation Advisors delivered a revised fairness opinion with respect to the Merger, reflecting their review of drafts of the Merger Agreement and other matters through September 15, 1998. The definitive Merger Agreement was signed on September 15, 1998.

                  Recommendation of the Board of Directors; the Company's Purpose and Reasons for and Belief as to the Fairness of the Merger

                  A.     Recommendation

                  The Independent Committee and the Board of Gull have considered the terms and structure of the Merger, have reviewed the financial and legal aspects of the Merger with financial and legal advisors, have considered the financial and operational considerations related to the Merger, and believe that the Merger is fair to and in the best interest of Gull's Shareholders and recommend that Shareholders vote for the proposal to approve the Merger Agreement. Ms. Ricart, the only director to own any shares of Common Stock on the Record Date, has advised Gull that she intends to vote her shares in favor of the adoption of the Merger Agreement at the Special Meeting of Shareholders. She owns 852,155 shares.

                  B.     The Company's Purpose and Reasons for
                         the Merger and the Timing of the Merger

                  The Company's purpose and reason for the Merger are to permit the Shareholders to receive a price for their shares believed by the Board to be the best available price. Gull has been relying on loans from Fresenius to fund its operations. Gull has also had to utilize other credit support provided by Fresenius, including guarantees of Gull's bank line of credit and long-term debt. Fresenius has made a strategic decision to focus on health care markets other than the diagnostic testing market and, if the Merger is not completed does not intend to continue to finance Gull's operations. Without the loans and other credit support from Fresenius, Gull could not continue its operations at current levels and would be required to reduce the extent of its operations in order to avoid the necessity to seek relief under Federal and European bankruptcy laws. The anticipated reductions in funds for research and development in the event of continued operations without support from Fresenius would seriously hinder Gull's ability to retain qualified employees and to develop new technologies and products for the market. Competition has increased and governmentally mandated health care cost containment measures have become more prevalent, emphasizing the importance of new products. The Board also believes that Gull's access to additional capital will be severely restricted, making continued operations more and more difficult. The timing of the Merger has been determined by the time required to review various alternatives to enhance shareholder value for Gull, to solicit indications from persons who might be interested in acquiring Gull, to negotiate the terms of the Merger Agreement, and to obtain the requisite Shareholders and other approvals.

                  C.     Fairness

                  After considering all of the factors described below, the Board and the Independent Committee determined that the Merger was fair to and in the best interest of Gull's Shareholders who would receive the Merger Consideration.

                  D.     Market Test

                  WP&Co. conducted extensive testing of the market to determine whether there were buyers for Gull. For a description of the efforts of WP&Co. on behalf of Fresenius, see "SPECIAL FACTORS -- Background of Merger and
Fresenius' Decision to Divest its Interests in Gull." Based on the market-testing activities conducted by WP&Co., Fresenius has informed the Board and the Independent Committee that Fresenius believes that the Merger represents the best transaction that would be available for Gull in the foreseeable future. The Board, the Independent Committee and Houlihan Valuation Advisors have reviewed the activities of WP&Co. and the Board and the Independent Committee believe the market test was conducted fairly and thoroughly. The marketplace was aware that Fresenius and Gull would be receptive to offers for more than ten months prior to the execution of the Merger Agreement, and Fresenius, through WP&Co., initially provided information to thirty (30) potential partners for the Company. Fourteen of such companies executed confidentiality agreements entitling them to receive additional, non-public information concerning the Company, and six companies conducted on-site visits and met members of the Company's management. Subsequent to the public announcement of the negotiations with Meridian, Fresenius and the Company received indications of interest from parties in addition to Meridian. None of such indications of interest included a definitive acquisition proposal and all were conditioned on the conduct of extensive due diligence by the parties indicating an interest. After considering the indications of interest and taking into account: (i) the time that would be required for such parties to conduct due diligence; (ii) the uncertainty as to whether any of such parties would ultimately present a proposal to the Company and, if presented, whether any such proposal would be superior to the Merger;
(iii) the erosion of the Company's gross margins, as discussed in the Company's Annual Report on Form 10-K for 1997 and its Quarterly Report on Form 10-Q for the six months ended June 30, 1998, each of which accompanies this Proxy Statement, and other indicia of the deterioration of the Company's financial condition, (iv) the unfavorable prospects for the Company without continued financial support from Fresenius; and (v) the other factors discussed herein in support of the Board's recommendation, the Independent Committee and the Board concluded that the Merger represents the best opportunity to complete a transaction at a price that is fair to the Shareholders of the Company.

                  E.     Liquidation Value

                  The   Independent   Committee  did  not  believe  that  Gull's
Shareholders would receive an amount per share exceeding the Merger Consideration if Gull were liquidated. The Independent Committee determined that liquidation would be less favorable to Gull's Shareholders than the Merger Consideration because of taxes that would be payable at the Company level before distributions to Shareholders could be paid and the fact that the Company's assets were not separately as valuable as the Company as a going concern.

                  F.     Status Quo

                  The Independent Committee considered continuing to operate Gull without any specific transaction and determined that a transaction for the Merger Consideration was advisable. The medical diagnostic market is extremely competitive and without a significant infusion of cash, the Independent Committee does not believe Gull can continue operations at present levels for the long term. Gull does not presently have any commitments for or likely sources of any such cash infusion, as a result of which its continued operations would require significant reductions in Gull's operations, including reductions in research and development, without any assurance that such restructuring would eventually produce a return to profitable operations.

                  G.     Fairness Opinion

                  On September 15, 1998 Houlihan Valuation Advisors delivered its opinion to the effect that, as of the date of such opinion, the Merger was fair, from a financial point of view, to the Company's public shareholders. Houlihan Valuation Advisors' confirmation of the opinion at the closing is a condition to the closing of the Merger.

                  The Independent Committee and the Board of Directors have not assigned relative weights to the factors described above.

                  Opinion of Financial Advisor Delivered in
                  Connection with the Merger Agreement

                  The full text of the opinion of Houlihan Valuation Advisors dated September 15, 1998, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached as Appendix B to this Proxy Statement. Houlihan Valuation Advisors has consented to the inclusion of the opinion in this Proxy Statement. Shareholders of the Company are urged to read such opinion carefully in its entirety. The summary of the Houlihan Valuation Advisors opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the opinion.

                  Houlihan Valuation Advisors has delivered to the Independent Committee its written opinion to the effect that, as of September 15, 1998, and based on its review and assumptions and subject to the limitations summarized below, that the Merger is fair from a financial point of view to the public shareholders of Gull.

                  The complete text of the opinion, which sets forth certain assumptions made, factors considered and limits on the review undertaken by Houlihan Valuation Advisors is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The summary of the opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of the opinion. The Company's Shareholders are urged to read such opinion carefully and in its entirety. The opinion of Houlihan Valuation Advisors was directed to the Company's Independent Committee in connection with and for the purpose of their evaluation of the Merger and does not constitute a recommendation to the Board of Directors with respect to the approval of the Merger nor does it constitute a recommendation to any Shareholder of the Company as to how such Shareholder should vote with respect to the Merger.

                  In arriving at its opinion, Houlihan Valuation Advisors completed, among other things:

                  (a) Reviewed the draft Merger Agreement among Gull, Meridian, Fresenius and Acquisition, revised as of September 15, 1998;

                  (b) Reviewed the annual reports of Gull for the years of 1993-1995;

                  (c) Reviewed the Proxy Statement for the 1997 Annual Meeting of Shareholders of Gull;

                  (d) Reviewed various Securities and Exchange Commission filings of Gull, including Forms 10-K for years ended December 31, 1996 and 1997, Forms 10-Q for Gull for quarters ended June 10, 1996, September 30, 1996, March 31, 1997, June 30, 1997, September 30, 1997, March 31, 1998, and June 30,
1998;

                  (e) Reviewed Gull's unaudited draft financial statements for the three months ending June 30, 1998;

                  (f) Reviewed Gull's projected income statements for continuing operations for calendar years ending December 31, 1998 through 2003;

                  (g) Reviewed the reported market prices and trading activity for Gull Common Stock for the period of January 1996 through July 1998;

                  (h) Reviewed transaction premium data prepared by Houlihan Lokey Howard & Zukin as presented in Mergerstat Review 1998;

                  (i) Discussed the financial condition, results of operations, business and prospects of Gull with Company management;

                  (j) Compared the results of operations and financial condition of Gull with those of certain other publicly-traded medical diagnostic product firms that Houlihan Valuation Advisors deemed to be reasonably comparable to Gull; and

                  (k) Reviewed Company product information and the status of new product development.

                  In addition to a review of the above-described documents, the following analytical procedures were conducted by Houlihan Valuation Advisors in arriving at the fairness opinion:

                  (a) Houlihan Valuation Advisors met with representatives of the Company at the Company's headquarters in Salt Lake City, Utah and conducted discussions regarding matters pertinent to its analysis. Inquiries were made with certain officers of the Company who have senior responsibility for operating matters regarding: (i) the operations, financial condition, future prospects and projected operations and performance of the Company; (ii) whether management is aware of any events or conditions which might cause any of the assumptions set forth in the fairness opinion to be incorrect; and (iii) whether management is aware of any material change in the Company's assets, financial condition or business outlook since June 30, 1998 (the date of the Company's most recent unaudited financial statement);

                  (b) Certain financial forecasts and accompanying assumptions prepared by Company management for the calendar years ending December 31, 1998 through December 31, 2003 were reviewed, and the assumptions underlying such forecasts were discussed with Company management;

                  (c) Generally recognized financial analysis and valuation procedures were undertaken to ascertain the financial condition of the Company as well as to estimate its fair market value;

                  (d) Discussed valuation of the Company, efforts to solicit bids, and negotiations regarding offering price with representatives of WP&Co., investment bankers retained by Fresenius to advise Fresenius as to strategic alternatives regarding the Company; and

                  (e) Performed such other analyses and reviewed and analyzed such other information as it deemed appropriate.

                  In connection with its opinion, Houlihan Valuation Advisors neither attempted independently to verify nor assumed any responsibility for independent verification of any information publicly available or supplied or otherwise made available to it regarding the Company and Houlihan Valuation Advisors assumed and relied on such information being accurate and complete in all respects. Houlihan Valuation Advisors has not made or obtained, or assumed any responsibility for making or obtaining, any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company other than evaluations of Gull's headquarters in Salt Lake City, Utah nor has Houlihan Valuation Advisors been furnished with any such evaluations or appraisals. With respect to the financial projections of the Company referred to above, Houlihan Valuation Advisors assumed that they have been reasonably prepared on bases reflecting the best available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform substantially in accordance with such projections. Houlihan Valuation Advisors is unaware of and has not received any information which would lead it to believe that it was unreasonable to utilize the aforementioned projections as part of its analysis related to the opinion. Houlihan Valuation Advisors, however, assumes no responsibility for and expresses no view as to such forecasts or the assumptions under which they were prepared.

                  Houlihan Valuation Advisors has assumed that there has been no material change in Gull's assets, financial condition, results of operations, business or prospects since June 30, 1998. Houlihan Valuation Advisors' conclusions and opinion are necessarily based upon economic, market and other conditions and the information made available to Houlihan Valuation Advisors as of the date of this opinion. Houlihan Valuation Advisors expresses no opinion on matters of legal, regulatory, tax or accounting nature related to the Merger.

                  Houlihan Valuation Advisors has not been requested to, and did not solicit, third party indications of interest in acquiring all or any part of the Common Stock of the Company. Furthermore, it has not negotiated the terms of the Merger nor advised Gull with respect to alternatives to it, at Gull's request.

                  The summary set forth in this section does not purport to be a complete description of the analyses performed by Houlihan Valuation Advisors in arriving at its opinion. The preparation of a fairness opinion is a complex process that involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Houlihan Valuation Advisors considered the results of all analyses taken as a whole. Furthermore, in arriving at its opinion, Houlihan Valuation Advisors did not attribute any particular weight to any analysis or factor considered by it, but rather made its determination on the basis of qualitative judgments as to the significance and relevance of each analysis and factor taken as a whole. Accordingly, Houlihan Valuation Advisors believes that considering any portions of such analyses and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. With respect to the comparable publicly traded company analysis and comparable transaction analysis summarized below, no public company or transaction utilized as a comparison is identical to the Company or to the Merger and such analyses necessarily involve complex considerations and judgments concerning the differences in financial and operating characteristics of the companies and other factors and could affect the acquisition or public trading values of the companies concerned. In its analyses, Houlihan Valuation Advisors made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company and involve the application of complex methodologies and judgments. Any estimates and financial projections used in these analyses are inherently uncertain and are, therefore, not necessarily indicative of actual value or predictive of future results or values, which may be significantly more or less favorable than suggested by such analyses. Accordingly, because such estimates are inherently subject to uncertainty, being based on numerous factors and events beyond the control of the Company or Houlihan Valuation Advisors, Houlihan Valuation Advisors assumes no responsibility for their accuracy. The analyses were prepared solely for purposes of Houlihan Valuation Advisors providing its opinion to the Company's Board of Directors and the Independent Committee and do not purport to be appraisals or to reflect the prices at which the businesses or securities actually may be sold. As described above, Houlihan Valuation Advisors' opinion to the Company's Board of Directors was one of many factors considered by the Company's Board of Directors and the Independent Committee in making their determination to approve the Merger. Although Houlihan Valuation Advisors evaluated the fairness of the Merger, the actual amount of the Merger Consideration was determined by negotiations between the Company, Fresenius and Meridian. Houlihan Valuation Advisors neither determined nor recommended to the Independent Committee the amount of the Merger Consideration.

                  The following is a summary of the material financial and comparative analyses performed by Houlihan Valuation Advisors in arriving at its fairness opinion.

                  A.     Analysis of Market Multiples of
                         Selected Comparable Public Companies

                  Houlihan Valuation Advisors examined Gull's market valuation as compared to the valuation in the public market of other selected publicly traded medical diagnostic product companies, Houlihan Valuation Advisors compared certain financial information relating to Gull to certain corresponding information from a group ("Sample Group") of seven (7) publicly traded medical diagnostic product companies (consisting of Biopool International, Inc.; Diagnostic Products Corporation; Gamma Biologicals, Inc.; Hycor Biomedical, Inc.; Immucor, Inc.; Meridian Diagnostics, Inc.; and Quidel Corporation). Such financial information included, among other things common equity valuation, capitalization ratios, operating performance, and ratios of common equity prices per share to earnings, sales and book value per share. The financial information used in connection with the

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multiples  with  respect  to Gull and the  Sample  Group was based on the latest
reported   twelve  (12)  month  period  as  derived  from   publicly   available
information.

                  Houlihan Valuation Advisors compared financial information of the Sample Group based on public market valuation with the corresponding financial multiples for the Merger based on the Merger Consideration to be received of $2.25 per share. The analysis was based on Gull's reported book value as of June 30, 1998 (the latest available financial information for the Company) and trailing twelve (12) month period ended June 30, 1998.

                  Application of price to earnings and price to earnings-before-interest-and- taxes ("EBIT") multiples to Gull's financial results was not meaningful. For the trailing twelve (12) month period, the Company had a loss of $2.8 million (13.7% of sales) compared to the industry median net margin of $1.9 million (5.2%) of sales. The Company's EBIT was also negative for the trailing twelve (12) month period.

                  Based on a proposed transaction price of $2.25 per share, Houlihan Valuation Advisors determined that Gull's price to sales multiple of
 .9 times is lower than the Sample Group median of 1.5 times. However, Houlihan Valuation Advisors noted that all of the Sample Group companies except one had positive net income, with a median net income of 5% of sales. With the elimination of the one company in the Sample Group that did not report net income, the median net income for the Sample Group of the remaining six (6) companies was 6.1% of revenue. It was also noted by Houlihan Valuation Advisors that the Sample Group of companies experienced an average increase in sales of 11.1% over the past three (3) years compared to a decline in sales for Gull between 1995 and June 30, 1998. Houlihan Valuation Advisors state that when compared to the Sample Group, Gull's declining sales and lack of profitability justify a significant discount from the price to revenue ratio of the Sample Group. The 40% discount represented by the difference between a price to revenue ratio of 1.5 times for the Sample Group and .9 times for Gull based on a per share sale price of $2.25 is, in Houlihan Valuation Advisors' opinion, reasonable. It is noted that the one company in the Sample Group that did not report positive earnings had a price to revenue multiple of only 0.7 times, indicating that the market significantly discounts the price to revenue ratio of unprofitable companies. It was also noted by Houlihan Valuation Advisors that Gull does not project to be profitable until 1999, with profits in that year projected to be only 1.3% of sales. In addition, Gull is projecting a decrease in sales in 1998 of 5.8% from 1997. Both of these factors would further substantiate a substantial discount of the price to revenue multiple from the Sample Group multiples applicable to Gull.

                  Gull's price to book multiple of 5.2 based on the proposed $2.25 per share transaction price is substantially greater than the median price to book multiple for the Sample Group of 1.9 times. Gull's equity as a percent of total assets is 19.3% compared to the median equity as a percent of total assets of the Sample Group of 75.2%. Houlihan Valuation Advisors stated that Gull's financial risk is substantially greater than the Sample Group median by virtue of its much greater leverage.

                  Houlihan Valuation Advisors also examined Gull's market valuation as compared to the valuation in the public market of a broader range of larger publicly traded companies in the medical diagnostic product industry. Houlihan Valuation Advisors compared certain financial information relating to Gull to certain corresponding information from a group ("Supplemental Sample Group") of nine (9) publicly traded medical diagnostic product companies (consisting of Acuson Corporation; Bio-Rad Laboratories, Inc.; Coherent, Inc.; Diagnostic Products Corporation; Esterline Technologies; Meridian Diagnostics, Inc.; MTS Systems Corporation; Quidel Corporation; and Tektronis, Inc.). Such financial information included, among other things, common equity valuation, capitalization ratios, operating performance, and ratios of common equity prices per share to earnings, sales and book value per share. The financial information used in connection with the multiples with respect to Gull and the Supplemental Sample Group was based on the latest reported twelve (12) month period as derived from publicly available information.

                  Based on a proposed transaction price of $2.25 per share, Gull's price to sales multiple of 0.9 times was the same as the Sample Group median. All of the Supplemental Sample Group companies had positive net income, with a median net income 6.6% of sales compared to Gull's substantial loss. Houlihan Valuation Advisors stated that although the proposed transaction price is representative of a controlling interest value compared to the Supplemental Sample Group, which represents minority interests, Houlihan Valuation Advisors noted that Gull is a substantially smaller company, generated substantial losses in 1997 and the first half of 1998, and has experienced declines in sales over the past three and a half (3 1/2) years. These factors indicate that a substantial discount is applicable to Gull compared to the Supplemental Sample Group for valuation or comparable purposes (i.e., minority and/or control).

                  Gull's price to book multiple of 5.2 based on the proposed $2.25 per share transaction price is substantially greater than the median price to book multiple for the Supplemental Sample Group of 1.9 times. Gull's proposed transaction price to the projected 1999 earnings multiple of 60.8 is substantially greater than the median of the Supplemental Sample Group of 12.7 times projected 1999 earnings. Also, Gull's proposed transaction price to projected 1999 EBIT multiple of 17.2 is substantially greater than the Supplemental Sample Group price to projected 1999 EBIT median multiple of 9.8.

                  Houlihan Valuation Advisors' analysis of selected comparable company multiples indicates that the proposed transaction price of $2.25 per share for the Common Stock of Gull is fair from a financial point of view to the minority shareholders of Gull.

                  B.     Discounted Cash Flow Analysis

                  Houlihan Valuation Advisors performed a discounted cash flow analysis for Gull. The discounted cash flow approach values a business based on the current value of the future cash flow that the business will generate plus the estimated value of the business at some future date. To establish a current value under this approach, future cash flow must be estimated and an appropriate discount rate determined. Houlihan Valuation Advisors used estimates of projected financial performance for Gull for the years ending December 31, 1998 through 2003 prepared by Gull management. Management's projections were prepared assuming that Gull was a stand-alone entity, reliant upon internally generated cash flow to fund its on-going activities. Management also assumed that the current bank debt of the Company would be refinanced on terms that would allow the Company to continue as an economically viable entity. Houlihan Valuation Advisors aggregated the present value of the leveraged cash flows through 2003 with the present value of the terminal value. The terminal value was computed based on projected net income in the calendar year 2004, to which a terminal capitalization rate was applied. Houlihan Valuation Advisors discounted these cash flows using a variety of discount rates to reflect both minority and controlling interest required rates of return. Houlihan Valuation Advisors arrived at such discount and capitalization rates based on its judgment of the estimated cost of equity capital of Gull, which included consideration of historical rates of return for publicly held common stock, risks inherent in the industry and specific risks associated with the continuing operations of the Company on a stand-along basis. Houlihan Valuation Advisors noted that its analysis, which was based on projections prepared by Company management, indicated a value estimate in the range of $1.73 per share on a minority interest basis as of July 31, 1998.

                  C.     Selected Comparable Transactions Analysis

                  Houlihan Valuation Advisors reviewed eight (8) recent merger and acquisition transactions occurring since 1988 involving diagnostic companies considered by Houlihan Valuation Advisors to be reasonably comparable to the Company and for which information was publicly available. The following transactions were included by Houlihan Valuation Advisors in the analysis: Imes Medical Systems, Inc./Thermo Electron Corp.; Nellcor Puritan Bennett, Inc./Mallinckrodt, Inc.; Fiat SpA (INCSTAR Corp.)/American Standard Cos. Inc.; Medex, Inc./Furon Co.; Ventrex Laboratories, Inc./Hycor Biomedical, Inc.; Bioteck Research Laboratories/Cambridge BioScience Corp.; INCSTAR Corp./Fiat SpA; and Electro Nucleonics, Inc/Pharmacia AB. For each of the comparable transactions, Houlihan Valuation Advisors calculated, among other things, total transaction value as a multiple of sales, book value and earnings; analyzed premiums paid for acquisition of controlling interests over the market price of minority interests prior to the announcement of the sale of the subject company; analyzed those transactions of companies in the comparable transaction group that were unprofitable at the time of the transaction; and adjusted the indicated transaction multiples for valuation on a minority interest basis.

                  On a controlling interest basis, multiples of transaction price to revenue ranged from 0.8 times to 2.45 times with median multiples of transaction price to revenue ranging from 1.58 times for all companies in the comparable group to 0.94 times for unprofitable companies. On a minority interest basis, the median transaction price to revenue multiple was 1.15 times for all companies of the comparable group and 0.8 times for the unprofitable segment of the comparable group.

                  On a controlling interest basis, multiples of transaction price to book value ranged from 1.0 times to 8.2 times for all companies in the comparable group with median multiples of transaction price to book value of
2.56 times for all companies in the comparable group and 2.3 times for the unprofitable segment of the group. On a minority interest basis, the median transaction price to book value was 1.86 times for all companies in the group and 1.97 times for the unprofitable companies in the comparable group.

                  The multiples derived from this analysis were applied to similar financial data for the Company to determine a range of implied equity values for Gull on both a controlling and a minority interest basis. The analysis of comparable transactions yielded a range of implied equity values for the Company of $6.4 million to $23.62 million or from $0.80 per share to $2.95 per share on a minority interest basis, based on 8,016,012 shares issued and outstanding as of the date of the Opinion. The indicated minority interest value of Gull based on the price to revenue multiple derived from the unprofitable companies in the sample group was $2.06 per share. The indicated minority interest value of Gull based on the price to book multiple derived from the unprofitable companies in the sample group was $0.86 per share.

                  Houlihan Valuation Advisors noted, however, that the reasons for and the circumstances surrounding the comparable transactions were specific to each transaction. Because of the inherent differences between the business, operations and prospects of the Company and the businesses, operations and prospects of the companies in the comparable transactions group, it is Houlihan Valuation Advisors' opinion that it was inappropriate to rely solely on the quantitative results on the analysis. Accordingly, Houlihan Valuation Advisors also made qualitative judgments concerning differences between the characteristics of the comparable transactions and the Merger that would affect the acquisition values of the Company and such acquired companies. As previously discussed, Houlihan Valuation Advisors stated that Gull's declining sales, financial risk, and substantial operating losses warrant the application of significant discounts to comparable company multiples.

                  D.     Comparison of Gull's Financial
                         Performance with the Industry

                  To help Houlihan Valuation Advisors better understand Gull's 1997 performance, Gull's record was compared with the average experience of other medical diagnostic product companies. Houlihan Valuation Advisors included data for the following companies ("Sample Group") in its analysis: Biopool International, Inc.; Diagnostic Products Corporation; Gamma Biologicals, Inc.; Hycor Biomedical, Inc.; Immucor, Inc.; Meridian Diagnostics, Inc.; and Quidel Corporation. Although the activities of the companies in the Sample Group may not be totally consistent with those of Gull, Houlihan Valuation Advisors considered the information to be representative of firms engaged in the same types of activities as the Company. As such, the data provided a reasonable backdrop for a comparative analysis of the Company's performance.

                  Gull is a somewhat smaller company than the median of the Sample Group with last twelve (12) month sales $20.5 million compared to the median of $36.3 million for the Sample Group. Between 1995 and 1997, Gull experienced a decline in sales of 9.1% on an annual basis compared to a median increase in sales over the period for the Sample Group of 11.1% annually.

                  Median net income  for the  Sample  Group for the last  twelve
(12) month period was $1.9 million compared to a net loss for Gull of $2.8 million (or a net loss of approximately $1.3 million after adjustments for costs associated with the acquisition of Fresenius Diagnostics). Median net margin for the Sample Group for the last twelve (12) months was 5.3% compared to a loss as a percent of sales for Gull of 13.7%.

                  Based on a Merger price of $2.25 per share, Gull's price-to-revenue multiple was 0.9 times compared to the median of the Sample Group of 1.5 times. However, Houlihan Valuation Advisors noted that the one company in the Sample Group with negative earnings had a price to revenue ratio of only 0.7 times. Gull's price to book ratio was substantially higher based on a $2.25 Merger price than the median of the industry Sample Group (5.2 times vs.
1.9 times).

                  Gull's costs, as measured by selling, general and administrative expenses as a percent of revenue, were significantly higher than the industry Sample Group median (50.2% vs. 34.0%). The Company's research and development costs as a percent of total revenues, however, were similar to the median of the Sample Group (7.2% vs. 7.0%).

                  Gull's asset turnover ratios, which measure the efficiency with which the assets of the firm are utilized, were somewhat better than the Sample Group median. The Company's total asset turnover ratio was 1.1 times compared to the Sample Group median of 0.8 times and its net fixed asset turnover ratio was 4.6 times compared to the Sample Group median of 3.7 times. The Company's receivable turnover ratio was also higher than the Sample Group median (6.2) times vs. 4.1 times).

                  On an adjusted basis (net losses adjusted for costs associated with the acquisition of Fresenius Diagnostics), Gull had a net loss as a percent of sales of 2.8% compared to the Sample Group median profit as a percent of sales of 5.0%. Likewise, Gull's loss as a percent of assets and equity was 4.0% and 12.5% respectively, compared to the Sample Group median return on assets and equity of 6.0% and 7.0%, respectively.

                  The financial risk of Gull appeared to be substantially greater than that of the Sample Group of companies. The Company's liquidity, as measured by the current and quick ratios was substantially less than the median of the Sample Group (0.9 times and 0.3 times vs. 3.6 times and 2.3 times, respectively). Gull is also substantially more leveraged than the median of the Sample Group as measured by total debt to equity (416.8% vs. 27.8%) and current debt as a percent of equity (384.6% vs. 4.0%). The Company's interest coverage ratio, on an adjusted basis, was 0.1 times compared to the median of the Sample Group of 6.4 times.

                  In summary, Houlihan Valuation Advisors stated Gull appeared to represent a substantially inferior investment opportunity compared to the median of the Sample Group companies. Gull has experienced declining sales over the past three and one-half (3 1/2) years compared to a median annual increase in sales of the Sample Group of companies of 11.1%. Gull's operations have generated a substantial loss in 1997, with losses continuing in the first half of 1998. By contrast, the Sample Group of companies generated median net income as a percent of sales of 5.3% for the last twelve (12) month period. Gull's financial risk also appears to be substantially greater than the median of the Sample Group of companies as measured by the current and quick ratios as well as total debt as a percent of equity, current debt as a percent of equity, and interest coverage ratios.

                  E.     Analysis of Gull's Recent Stock Performance

                         1.    Public Market for Gull Common Stock

                  Commencing in May 1993, the Company's common stock has been traded on the American Stock Exchange. On September 15, 1998, there were 8,016,012 shares of Gull's common stock issued and outstanding. Of these shares, Fresenius, the majority shareholder, owned approximately 62% as of that date.

                  Of the common shares issued and outstanding, available market data indicate that only approximately 1.8 million shares are available for trading. As a result, there has been a limited amount of trading activity in the public market for the Company's common stock. In addition, no cash dividends have been paid on the Company's common stock and it is not anticipated by management that dividends will be paid in the foreseeable future.

                         2.    Stock Performance Relative to S&P
                               Composite Average

                  Houlihan Valuation Advisors reviewed and analyzed the daily closing per share market prices and trading volume for Gull's common stock from January 1996 to July 31, 1998. Houlihan Valuation Advisors also reviewed the daily closing per share market price of Gull common stock and compared the movement of such daily closing prices with the movement of the S&P 500 composite average over the period from January 1996 through July 1998. Houlihan Valuation Advisors noted that, on a relative basis, Gull performed below the S&P 500 composite average for most of 1996, performed above the composite average for the first half of 1997, performed on a relatively similar basis to the S&P 500 composite for the second half of 1997 and the first quarter of 1998, and then experienced a significant drop in the second quarter of 1998, performing well below the composite average.

                         3. Stock Performance Relative to Gull Public Announcement Regarding Technology and Operating Results

                  Houlihan Valuation Advisors reviewed and analyzed the trading activity in Gull's Common Stock for the period between January 1996 and July 1998. The analysis indicated that Gull's stock was thinly traded during the period, with less than 0.5% of the issued and outstanding stock trading on average each week during the January 1996 - July 1998 period. Immediately following the announcement of Gull's intention to acquire Fresenius Diagnostics, trading volume increased to 56,800 shares in the week of the announcement and 108,200 shares in the week immediately following the announcement, driving the price of the stock from $6.625 to $12.125 in a two (2) week period.

                  On May 6, 1998, the Company announced a first quarter 1998 operating loss of $580,000. For the period of January 1997 through April 1998, average weekly trading volume of the Company's stock was approximately 23,000 shares. Following the announcement for the first quarter 1998 loss, weekly volume increased to 63,800 shares in the week ending May 29 and to 240,900 shares in the week ending June 5. The stock price declined from 9 1/4 for the week ending May 8, 1998 to 3 3/4 for the week ending June 5, 1998. On July 13, 1998, the Company announced an expected second quarter loss and that it was in discussions for a cash merger at a price of $3.00 per share. That week trading volume was 86,300 shares and the stock price dipped to $2.500 per share.

                  In  summary,  most of the news about Gull in 1996 and 1997 was positive. Announcements regarding GeneSTAR(R) were relatively frequent, the merger with Fresenius Diagnostics was viewed favorably by the investment community, and earnings were positive. In late 1997 and early 1998, the performance of the Company faltered as a result of higher than expected costs associated with the acquisition of Fresenius Diagnostics, declining sales, a substantial loss for 1997, and continuing substantial losses in the first two quarters of 1998. The stock price held reasonably well despite the March 1998 announcement of 1997 losses. However, following the announcement of a substantial loss in the first quarter of 1998, downward pressure on the Company's stock price was evident, with the price declining to a low of 3 1/2 prior to the announcement of expected second quarter losses and merger discussions.

                  F.  Conclusion

                  Based on Houlihan Valuation Advisors evaluation of the various information and materials it considered, including the various assumptions and limitations set forth herein, and based upon such other matters as it considered relevant, Houlihan Valuation Advisors rendered its written opinion to the Independent Committee and Board of Directors of the Company that as of September 15, 1998, the date of such opinion, the Merger is fair to the Company's public shareholders from a financial point of view. The Merger Agreement provides that it is a condition to the obligations of all parties to consummate the Merger that Houlihan Valuation Advisors confirm that its opinion is still in full force and effect as of the closing date.

                  Houlihan Valuation Advisors is a nationally recognized investment banking firm and, as a customary part of its business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and corporate and other purposes. The Company selected Houlihan Valuation Advisors to act as its financial advisor on the basis of its qualifications, reputation, experience, and expertise.

                  Pursuant to an engagement letter dated July 28, 1998, between the Company and Houlihan Valuation Advisors, the Company agreed to pay Houlihan Valuation Advisors a fee of $44,000 for the rendering of its opinion, all of which has been paid. In addition, the Company has agreed to reimburse Houlihan Valuation Advisors for its reasonable out-of-pocket expenses and to indemnify Houlihan Valuation Advisors and its directors, officers, agents, employees and controlling persons against certain liabilities arising out of its engagement as financial advisor, including liabilities under the Federal securities laws.

                  Prior  Contacts  with  Meridian

                  Commencing in March 1995, Fresenius and Meridian entered into a confidentiality agreement and conducted meetings to explore possible marketing relationships in Europe and the United States. No agreement was reached nor was any transaction entered into between Fresenius and Meridian, and the discussions terminated at the end of 1995.


CERTAIN EFFECTS OF THE MERGER

                  As a result of the Merger, Gull will become a wholly-owned subsidiary of Meridian. Current Shareholders of Gull will no longer own any interest in Gull. Such Shareholders will not share in any future earnings or growth of Gull. The Common Stock will no longer be traded on AMEX or another securities exchange or registered under the Exchange Act. Gull will no longer be subject to the reporting and other requirements of the Exchange Act.

                  Federal Income Tax Consequences

                  The discussion of federal tax consequences set forth below is directed primarily toward individual taxpayers who are citizens or residents of the United States. However, because of the complexities of federal, state and local income tax laws it is recommended that Gull's Shareholders consult their own tax advisors concerning the federal, state and local tax consequences of the Merger. Persons who are trusts, tax-exempt entities, corporations subject to specialized income tax rules (i.e., insurance companies) or Non-United States citizens or residents are particularly cautioned to consult their tax advisors in considering the tax consequences of the Merger.

                  A.    General

                  The following is a summary of the material federal income tax consequences of the Merger to Gull and its Shareholders. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the rules and regulations promulgated thereunder, current administrative interpretations and court decisions. No assurance can be given that future legislation, regulations, administrative interpretations or court decisions will not significantly change these authorities, possibly with a retroactive effect. No rulings have been requested or received from the Internal Revenue Service (the "IRS") as to the matters discussed herein and there is no intent to seek any such ruling. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of certain matters discussed in this summary or, if it does challenge the tax treatment, that it will not be successful.

                  B.    Federal Income Tax Consequences
                        to Meridian, Acquisition and Gull

                  The merger into Gull, with Gull surviving and with Gull's Shareholders receiving solely cash in the transaction, constitutes a taxable reverse subsidiary merger which will be treated for federal income tax purposes as a direct purchase by Meridian of the Common Stock from Gull's Shareholders in exchange for cash and as such the transitory existence of Acquisition as the wholly-owned subsidiary will be disregarded for federal income tax purposes. Because Meridian will be treated as purchasing the Common Stock directly from Gull's Shareholders, unless a Code Section 338 election is made to treat the purchase by Meridian of Gull's Common Stock as a purchase of Gull's assets resulting in a stepped up basis in Gull's assets, no gain or loss will be recognized by Gull as a result of the Merger. Further, no gain or loss will be recognized by Meridian upon the receipt of the shares of Gull's Common Stock from Gull's Shareholders in exchange for cash. The payment by Meridian of the Merger Consideration, which will be transferred to Gull's Shareholders upon surrender by them of their shares of Common Stock, will be treated as a contribution by Meridian to Gull's capital and as such Meridian's tax basis in the Common Stock will equal the amount of such capital contribution.

                  C.    Federal Income Tax Consequences to Gull's Shareholders

                  Consistent with the analysis described in the preceding paragraph, a Shareholder of Gull (other than a tax-exempt trust or other tax-exempt organization which owns shares of Gull's Common Stock) will recognize gain or loss as a result of the Merger, measured by the difference between such Shareholder's amount realized and its basis in the Common Stock.

                  For noncorporate Shareholders of Gull who hold Common Stock as a capital asset, gain or loss recognized as a result of the Merger will be treated as a capital gain or loss, provided that Gull is not treated for federal income tax purposes as a "collapsible corporation." In the opinion of Gull's management, Gull is not a collapsible corporation for federal income tax purposes. Under the current provisions in effect as of the date hereof, net capital gains (i.e., the excess of net long-term capital gain for the taxable year over net short-term capital loss for such year) of an individual Shareholder will be taxed at a maximum rate of 20% in contrast to items taxable as ordinary income which are subject to rates of up to 39.6%.

                  In the case of a corporate Shareholder, capital losses are allowed only to the extent of capital gains. In the case of a noncorporate Shareholder, capital losses are allowed only to the extent of capital gains plus the lessor of: (i) $3,000 ($1,500 in the case of a married individual filing a separate return); or (ii) the excess of losses over such gains. Generally, a corporation may carry its excess capital loss back three (3) years or forward five (5) years, subject to certain limitations in the Code. Generally, the case of a noncorporate taxpayer, excess capital losses may be carried forward indefinitely and used each year, subject to the $3,000 limitation ($1,500 in the case of a married individual filing a separate return), until the loss is exhausted.

                  Accounting Treatment of the Merger

                  The Merger will be treated, for financial statement purposes, as a sale by Gull's Shareholders to Meridian for cash. Accordingly, no gain or loss will be recognized by Gull as a result of the Merger. As part of the Merger, Fresenius will contribute an obligation of Gull in the amount of DM 856,281.18 and certain other amounts to Gull's capital. The Merger will be accounted for by Meridian as a purchase.

                  Regulatory Approvals

                  The Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations thereunder (the "HSR Act"), provide that certain acquisitions may not be consummated unless certain information has been furnished to the Antitrust Division of the United States Department of Justice and the Federal Trade Commission and certain waiting periods have been satisfied. The Company is not required to make any filings under the HSR Act in connection with the Merger. Fresenius and Meridian each filed information and materials with the Department of Justice and the Federal Trade Commission with respect to the Merger on September 17, 1998. Early termination of the waiting period under the HSR Act was received on September 28, 1998. At any time before or after consummation of the Merger, the Department of Justice, the Federal Trade Commission or some other person could seek to enjoin or rescind the Merger on antitrust grounds.

                  There are no other federal or state regulatory requirements that must be complied with or remaining approvals that must be obtained in connection with the Merger other than the approval of the Company's Shareholders as required by the Utah Revised Business Corporation Act.

                  Expenses of the Merger

                  It is estimated by the Company that the expenses incurred by the Company in connection with the Merger will be approximately $175,000 in the aggregate. See, THE MERGER AGREEMENT -- Fees and Expenses." Such fees and expenses include the fees and expenses of the Company's financial advisors, counsel to the Independent Committee and the expenses of that Committee, and the expenses incurred in connection with the preparation, filing and distribution of this Proxy Statement. Such fees and expenses will be effectively borne by Fresenius pursuant to its agreement to bear reductions in the Company's shareholders' equity subsequent to December 31, 1997.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

                  As of the close of business on September 15, 1998, Gull has issued and outstanding 8,016,012 shares of Common Stock, par value $.001 per share. Each share is entitled to one vote on matters brought before the Shareholders of Gull. Shareholders are not allowed to cumulate their shares in voting for directors.

                  The following table sets forth, as of September 15, 1998, the name and share holdings of any person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock and the name and share holdings of: (i) each director of the Company and certain specified officers, and (ii) all officers and directors of the Company as a group:

Security Ownership of Certain Beneficial Owners and Management

                                                            Amount and Nature of                   Percentage
                  Name/Address                           Beneficial Ownership (1, 2)              of Class (2)
Principal Shareholders:

   Fresenius AG                                                 4,930,693 (3)                          62%
   Else Kroner Strasse 1
   61346 Bad Homburg, Germany

   Anne-Marie Ricart                                              852,155                              11%
   La Grande Buissiere 25
   1380 Ohain
   Belgium

Officers, Directors:

   Myron W. Wentz                                                  10,000 (4)                           *
   Director/Chairman
   c/o Gull Laboratories, Inc.
   1011 East Murray Holladay Road
   Salt Lake City, UT 84117

   Rainer Baule                                                       -0-                               *
   Fresenius AG
   Director
   Else Kroner Strasse 1
   61346 Bad Homburg, Germany

   Anne-Marie Ricart
   Director  (see above)

   Ulrich Wagner                                                      -0-                               *
   Director
   O'Melveny & Myers LLP
   153 East 53rd Street
   New York, NY 10022

   Peter Gladkin                                                      -0-                               *
   Director
   Apache Medical Systems
   1650 Tysons Boulevard, Suite 300
   McLean, VA 22102

   Silke Humberg                                                      -0-                               *
   President/CEO/Director
   Gull Laboratories, Inc.
   1011 East Murray Holladay Road
   Salt Lake City, UT 84117

   Andrew Taylor                                                    6,778(5)                            *
   Vice President-Sales/Marketing
   Gull Laboratories, Inc.
   1011 East Murray Holladay Road
   Salt Lake City, UT 84117

   Lin Wu                                                             -0-                               *
   Vice President
   Gull Laboratories, Inc.
   1011 East Murray Holladay Road
   Salt Lake City, UT 84117

   John Turner                                                        -0-                               *
   Vice President
   Gull Laboratories, Inc.
   1011 East Murray Holladay Road
   Salt Lake City, UT 84117

   Fred Rachford                                                   30,217                               *
   Vice President
   Gull Laboratories, Inc.
   1011 East Murray Holladay Road
   Salt Lake City, UT 84117

All officers and directors as a group
(13 persons) (6)                                               1,021,590                              13%


*    Less than 1%.

(1) Except as provided below, each person listed exercises sole voting and investment power over the shares of common stock listed for such person in this table.

(2) Number of shares and percentages include shares issuable upon exercise of all options to purchase common stock exercisable within sixty days of September 15, 1998 held by each listed person. It is a condition of closing that these options be cancelled. See "Executive Compensation." All percentages have been rounded to the nearest whole percentage point.

(3) The share capital of Fresenius AG consists of ordinary shares and non-voting preference shares ("Fresenius AG Ordinary Shares" and "Fresenius AG Preference Shares," respectively), both of which are issued only in bearer form. Accordingly, Fresenius AG has no way of determining who its shareholders are or how many shares any particular shareholder owns. However, under the German Securities Trading Acts, holders of voting securities of a German company listed on a stock exchange are obligated to notify the company of the level of their holding whenever their holding or ordinary shares reaches or exceeds thresholds of 5%, 10%, 25%, 50% and 75%. In addition, under the German Stock Corporation Law, notification to a company is required upon acquisition of 25% and 50% of the voting securities of that company.

     The Dresdner Bank of AG has informed Fresenius AG that it owns 11.2% of the Fresenius AG Ordinary Shares, and the Else Kroner-Fresenius-Stiftung (the "Foundation") has informed Fresenius AG that it owns more than 50% of the Fresenius AG Ordinary Shares. The Foundation serves to promote medical science, primarily in the fields of research and treatment of illnesses, including the development of apparatuses and preparations, e.g. artificial kidneys. The Foundation may promote only those research projects the results of which will be generally accessible to the public. The Foundation further serves to promote the education of physicians or of others concerned with the treatment and care of sick persons, primarily those working in the field of dialysis, as well as to promote the education of particularly gifted pupils and students. The administrative board of the Foundation consists of Professor Dr. Volker Lang, Gauting, Mr. Hans Kroner, Professor Dr. Heinz H. Edel, Munich and Dr. Manfred Specker, Blaubeuren. Pursuant to the terms of the will of the late Mrs. Else Kroner, under which the Foundation acquired most of its shares, Mrs. Kroner's executors exercise voting and dispositive power over the shares held by the Foundation. The executors under Mrs. Kroner's will are Mr. Kroner, Dr. Schneider, and Dr. Alfred Stiefenhofer. Mr. Kroner's address is Dipl. Volkswirt Hans Kroner, Postfach 1852, 61288 Bad Homburg v.d.H., Germany. Dr. Schneider's address is Werderstrasse 42, 68165 Mannheim, Germany. Dr.
     Stiefenhofer's address is Postfach 101121, 80085 Munich, Germany. Mr. Kroner is the Honorary Chairman of the Fresenius AG Supervisory Board. Dr. Schneider is a Chairman of the Fresenius AG Supervisory Board. In addition, on March 28, 1995, AW Beteiligungs-GmbH ("AW") informed Fresenius AG that it owns 9% of the Fresenius AG Ordinary Shares. Pursuant to a pooling agreement relating to the shares held by the Foundation and AW, the Foundation has voting power over the shares held by AW. Accordingly, through (i) their dispositive power over the shares of Fresenius AG held by the Foundation and (ii) their power to direct the vote of the shares held by the Foundation (including the shares subject to the pooling agreement), Dr. Stiefenhofer, Dr. Schneider, and Mr. Kroner may be deemed, under the rules of the Securities and Exchange Commission (as distinguished from the German concept of beneficial ownership), to beneficially own more than 70% of the voting shares of Fresenius AG.

(4) Represents 10,000 shares issuable upon exercise of options as described in note (2) above.

(5) Includes 6,250 shares issuable upon exercise of options as described in note (2) above.

(6) Includes all shares subject to exercisable options referred to in note (2) above, and 134,750 additional shares held or subject to options exercisable by officers and directors of the Company not named in the table.




Except for the Merger, the Company is not aware of any arrangement which may at a subsequent date result in any change of control of the Company.

MERGER  AGREEMENT

                  Description of the Agreement

                  THE FOLLOWING IS A SUMMARY OF THE MERGER AGREEMENT, THE FULL TEXT OF WHICH (WITHOUT THE EXHIBITS THERETO) IS INCLUDED HEREIN AS APPENDIX A. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT. SHAREHOLDERS ARE URGED TO READ THE MERGER AGREEMENT IN ITS ENTIRETY FOR A MORE COMPLETE DESCRIPTION OF THE MERGER. THE FOLLOWING DESCRIPTION ALSO CONTAINS OTHER INFORMATION ABOUT THE MERGER.

                  Terms of the Merger

                  Pursuant to the Merger Agreement, Acquisition will merge into and with the Company, with the Company continuing as the surviving corporation. The Merger will occur immediately upon the filing of the Articles of Merger with the Utah Division of Corporations and Commercial Code (the date and time of such filing referred to herein as "Effective Time"), unless a subsequent date and time are specified as the Effective Time in the Articles of Merger. The name of the Company will remain Gull Laboratories, Inc. At the Effective Time, the Articles of Incorporation and Bylaws of Acquisition as in effect immediately prior to the Effective Time until thereafter amended, will be the Articles of Incorporation and Bylaws of the Company, except that Meridian has covenanted to cause the Company to retain in effect the provision of the Company's By-laws relating to the indemnification of directors and officers for a period of five
(5) years following the Effective Time. The officers and directors of Acquisition immediately prior to the Effective Time will be the initial officers and directors of the Company until their successors are elected and qualified, as the case may be. At the Effective Time, all issued and outstanding shares of Common Stock owned by the Shareholders of the Company, other than treasury shares, will be canceled and extinguished and, except for dissenters' shares, will be converted into the right to receive the Merger Consideration. Payments of cash to Shareholders of the Company will be made promptly after the Effective Time upon surrender by holders of their certificates, together with the appropriate transmittal form, to the Exchange Agent referred to below. See, "THE MERGER AGREEMENT -- Exchange of Certificates." Any treasury shares will be canceled. In the Merger, each share of Common Stock without par value of Acquisition which is issued and outstanding immediately prior to the Effective Time will be converted into and become one share of Common Stock of the Company. As a result of the Merger, the separate corporate existence of Acquisition will cease and the Company will continue to operate as a wholly-owned subsidiary of Meridian.

                  All properties and assets of every kind held by the Company and Acquisition at the Effective Time will become property and assets of the Company, and the Company will continue to be liable for all of its obligations, debts and other liabilities, as well as those, if any, of Acquisition.

                  The Company expects the Effective Time to occur on or about November 6, 1998. The Effective Time cannot occur until all conditions to the Merger have been satisfied or waived. See, "THE MERGER AGREEMENT -- Conditions to the Merger."

                  The Merger Agreement provides for the exercise of appraisal or other rights as may be available under Utah law.

                  Conditions to the Merger

                  The obligations of Meridian, Acquisition and the Company to effect the Merger are conditioned on, among other things: (i) the Merger Agreement receiving the requisite approval of the Company's Shareholders and the Fresenius Supervisory Board (See, "THE SPECIAL MEETING -- Vote Required to Approve the Merger"); (ii) the waiting period under the HSR Act shall have expired or been terminated and no objections to the Merger shall have been raised; (iii) no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or order shall have been issued by any court or governmental entity preventing the consummation of the Merger and shall be in effect; (iv) there shall not have been instituted or be pending or threatened, any suit, action or proceeding by any person or entity as a result of the Merger Agreement or the Merger, which if the person or entity were to prevail, would reasonably be expected to prevent the consummation of the Merger or have a material adverse effect on the business, financial conditions or results of operations of the Company and its subsidiaries, taken as a whole; and (v) Houlihan Valuation Advisors shall have delivered a letter to the Company as of the Closing Date that its fairness opinion is still in full force and effect.

                  The obligations of the Company to effect the Merger additionally are conditioned on, among other things: (i) the performance in all material respects by Meridian and Acquisition of the obligations to be performed by them at or prior to the Effective Time; (ii) the truth and correctness in all material respects of the representations and warranties of the parent and the purchaser contained in the Merger Agreement; and (iii) delivery of certain closing certificates and opinions by Meridian.

                  The obligations of Meridian and Acquisition to effect the Merger additionally are conditioned on, among other things: (i) the performance in all material respects by the Company and Fresenius of the obligations to be performed by them under the Merger Agreement; (ii) the truth and correctness in all material respects of the representations and warranties of the Company contained in the Merger Agreement; (iii) absence of material adverse change in Gull's business, financial condition, cash flows, results of operations or prospects, other than reductions in Gull's shareholders' equity to be offset against Gull's obligations to Fresenius, as described below under "Additional
Agreements of Fresenius" and other than changes relating to the diagnostics industry or the economy in general; (iv) the execution of employment agreements between the Company and Dr. Fred Rachford and John Turner, and a consulting agreement with Holly Scribner; (iv) cancellation of all outstanding options to purchase the Company's Common Stock on terms acceptable to Meridian and acquisition by Gull or Meridian of the minority shares of certain Gull subsidiaries held by two executive officers of Gull; (vi) delivery of certain closing opinions and certificates by the Company and Fresenius; (vii) Meridian and Fresenius shall have entered a mutually satisfactory agreement for the continued manufacture of blood group and HLA products currently being manufactured in Fresenius' facility; (viii) satisfactory completion of due diligence; and (ix) receipt of the consent of the College of American Pathologists ("CAP") to the change of control of Gull that will occur in the Merger and to the transfer of the location of production of the products manufactured by Gull for CAP. During 1997, sales to CAP constituted approximately 11% of Gull's sales.

                  The terms of the Merger Agreement may be modified or waived, subject to certain restrictions. See, THE MERGER AGREEMENT -- Modification and Waiver" and "SPECIAL FACTORS -- Background and Negotiations Regarding the Merger."

                  Representations and Warranties

                  The Company, Meridian and Acquisition have made certain representations and warranties to each other in the Merger Agreement, including, among other things, representations and warranties relating to their respective organizations, qualifications and capitalizations, authorizations to enter into the Merger Agreement, that the Merger and Merger Agreement do not conflict or fail to comply with certain other agreements or instruments, the consents and approvals that must be obtained in connection with the Merger, their organizational documents, and the absence of brokers' or finders' fees.

                  The Company has made certain additional representations and warranties (which representations and warranties are subject, in certain cases, to specified exceptions), including representations and warranties as to the following: (i) the accuracy of the Company's filings with the United States Securities and Exchange Commission and the financial statements of the Company;
(ii) the absence of any material adverse change to the Company before the Effective Time; (iii) the absence of undisclosed material liabilities or litigation; (iv) the existence and status of material contracts, proprietary rights, properties and environmental matters, (v) existence and status of employee benefit plans; and (vi) the payment of taxes.

                  Fresenius has made certain representations and warranties in the Merger Agreement regarding, among other matters, its organization and authorization to enter into the Merger Agreement, the ownership of Gull Common Stock, and the accuracy of information in the Company's filings with the SEC and otherwise provided to Gull regarding transactions between Fresenius and its subsidiaries and the Company and its subsidiaries. Fresenius has also made representations as to the accuracy of the Company's representations and warranties in the Merger Agreement.

                  Conduct of Business Pending Merger

                  In the Merger Agreement, the Company covenants and agrees that, prior to the Effective Time, unless Meridian otherwise agrees in writing, or except as disclosed in the Disclosure Schedules to the Merger Agreement or as otherwise expressly contemplated by the Merger Agreement, neither the Company nor any of its subsidiaries will take any action except in the ordinary course of business and consistent with past practices, and the Company will use its best efforts to maintain and preserve its business organization, assets, prospects, employees and advantageous business relationships.

                  The Company has also agreed that, unless Meridian otherwise agrees in writing, neither the Company nor any of its subsidiaries will, directly or indirectly, do any of the following: (i) amend its Articles of Incorporation or Bylaws or similar organization documents; (ii) set aside or pay any dividend or make any distribution, payable in cash, stock, property or otherwise with respect to its capital stock or redeem, repurchase or otherwise acquire any of its capital stock (other than options which may be purchased at Meridian's expense to satisfy the Company's obligation to assure that no options to purchase Common Stock are outstanding at the Effective Time); (iii) grant any options, warrants or other rights to purchase or obtain any of its capital stock or issue, sell or dispose of any of its capital stock except upon the exercise of options, warrants or other rights to purchase currently outstanding; (iv) issue any note, bond or debt security, or, other than in the ordinary course of business, incur any indebtedness except for financing provided by Fresenius and extensions or refinancings of existing indebtedness; (v) impose or permit to be imposed any lien, encumbrance or other security interest upon its assets other than in the ordinary course of business; (vi) make any capital investment in, make any loan to or acquire the securities or assets of any other individual or entity other than purchasers of inventory in the ordinary course of business;
(vii) make any change in employment terms, policies or practices for any directors or officers or make any change in employment terms, policies or practices for its non-officer employees outside the ordinary course of business; or (viii) commit to do any of the foregoing. The Company has also agreed to disclose to Meridian the Company's manufacturing processes and trade secrets relating to its products, to preserve all manufacturing instructions, formulas and other documentation and available information concerning products under development, and to have available at the closing, inventory of certain specified products, representing approximately 80% of the Company's recent unit sales, sufficient to meet normal sales demand for such products during the four months following the closing.

                  The Company and Fresenius have agreed that each of the Company and Fresenius and their respective directors, officers, and authorized agents will not, and will not authorize or direct any other person to, directly or indirectly solicit, initiate or encourage the submission of any proposal or offer from any individual or entity relating to a tender or exchange offer, a merger, consolidation or other business combination involving the Company and its subsidiaries or any proposal to acquire in any manner a substantial equity interest in, or substantial portion of the assets of the Company or any of its subsidiaries (a "Third Party Offer"). Notwithstanding the foregoing, if the Board of Directors of the Company, in the exercise of its fiduciary duties, makes a good faith determination that the Board of Directors' failure to permit the Company to take any such action would constitute a breach of its fiduciary duties (based as to the legal issues involved on advice of legal counsel), the Company shall so advise Meridian and, thereafter, the taking of any such action shall not be a violation of the above prohibition.

                  In the event the Company engages in such discussions or receives a Third Party Offer, it shall notify Meridian and provide Meridian with a summary of the material terms and the identity of the offeror. Meridian shall have two (2) business days to respond with a counteroffer to the Third Party Offer. Should this process result in a substantial amount of assets or stock of the Company being sold to another party, the Company and Fresenius agree to pay Meridian $350,000 to compensate Meridian for its time and costs involved in the Merger.

                  Additional Agreements

                  In the Merger Agreement, the Company, Meridian and Acquisition have agreed to certain other matters, including the preparation of all documents required to be submitted under federal and state law to Shareholders and federal or state agencies; to submit the proposed Merger to a vote of the Shareholders of the Company, subject to the right of the Independent Committee and the Board of Directors to withdraw their recommendations in accordance with the exercise of their fiduciary responsibilities; the cancellation of all outstanding options as well as termination of all plans pursuant to which such Options are granted or issued; the payment of certain fees as set forth below and to provide indemnification to certain directors and officers of the Company and any of its subsidiaries.

                  Additional Agreements of Fresenius

                  In addition to the obligations set forth above, Fresenius has agreed to do the following: (i) indemnify Meridian for loss incurred as a result of any inaccuracy of any representation or warranty made by Gull or Fresenius, Shareholder lawsuits (other than appraisal proceedings) and certain specified contingencies disclosed by Gull to Meridian pursuant to the Merger Agreement, subject to a maximum indemnity obligation of $3,000,000 except in the case of certain knowing misrepresentations or omissions and certain specified contingencies; (ii) continue the service arrangements and lease that it currently has with Gull for the benefit of Meridian; (iii) vote its shares in favor of the Merger; (iv) if a third party offer results in consummation of a transaction involving payment to Shareholders of more than $2.25 per share, to pay Meridian the excess of any Merger Consideration to which Fresenius may otherwise be entitled in excess of $2.25 per share (but such obligation will not bind any other Shareholders); (v) continue its financial support of Gull until the closing of the Merger; (vi) contribute any reductions in the shareholders' equity of Gull which occurs subsequent to December 31, 1997 against any amounts owed by Gull to Fresenius to the capital of Gull; (vii) enter into a covenant to not initiate a new business venture or acquire any business which is predominately engaged in the manufacture and sale of diagnostic testing kits and reagents in the same field of application as existing Meridian or Gull products for a period of three (3) years; and (viii) forgive an invoice in the amount of DM 856,281.18 to Gull for restructuring costs through the contribution of such obligation to the Company's capital. Fresenius has also agreed to accept Meridian's note in satisfaction of the Company's indebtedness to Fresenius (as such indebtedness may be reduced pursuant to clause (vi) above) and that amounts due under such note may be reduced by the acquisition cost of certain equipment remaining unsold at December 31, 1999 and by certain deferred tax assets and income tax refund receivables of the Company which may not be available for utilization by Meridian or any of its subsidiaries at that date.

                  Indemnification

                  Fresenius has agreed to indemnify Meridian with respect to and hold Meridian harmless from any liability, cost or expense which Meridian or Gull may directly or indirectly incur or suffer by reason of, or which results from, arises out of or is based upon the inaccuracy of any representations or warranties of and failures to comply with covenants made by Fresenius or Gull in the Merger Agreement, Shareholders lawsuits (other than appraisal proceedings) and certain specified contingencies identified by Gull to Meridian. No claim for indemnification may be made until the aggregate of all such claims exceed $500,000. The indemnification obligations of Fresenius are limited to: (i) the amount of Merger Consideration received by Fresenius for representations and warranties concerning taxation; (ii) the entire aggregate amount of the Merger Consideration received by all Shareholders for material and undisclosed liabilities of which Fresenius had knowledge; (iii) the amount of the Merger Consideration received by Fresenius for material undisclosed liabilities of which Gull, but not Fresenius, had knowledge or Shareholders' lawsuits brought against Meridian or Gull; (iv) for certain specified contingencies, $4,000,000; and (v) for all other matters, $3,000,000.

                  Meridian has agreed to indemnify Fresenius with respect to and hold Fresenius harmless from any liability, cost or expense which Fresenius may directly or indirectly incur, suffer by reason of, or which results from, arises out of or is based upon (i) the inaccuracy of any representation or warranty or failure to comply with any covenant made by Meridian in the Merger Agreement;
(ii) failure of Gull to pay when due any indebtedness of Gull guaranteed by Fresenius; (iii) failure of Meridian to pay any installment of interest on or principal of the note executed by Meridian and payable to Fresenius; (iv) or failure to comply with a covenant regarding compliance with the Worker Adjustment and Restraining Notification Act of 1988 and the payment of severance obligations of Gull. No claim for indemnification may be made until the aggregate of all such claims exceed $500,000. The indemnification obligation of Meridian with respect to representations, warranties, and covenants other than those described in (ii) through (iv) above is limited to $3,000,000.

                  Fees and Expenses

                  All costs and expenses, incurred in connection with the Merger are to be paid by the party incurring such expenses. The Company's expenses will effectively be born by Fresenius pursuant to its agreement to bear reductions in the Company's shareholders' equity subsequent to December 31, 1997.

                  Modification and Waiver

                  The Merger Agreement may be amended by the Company (including the Independent Committee), Fresenius, Meridian and Acquisition if set forth in an instrument in writing signed on behalf of each or the time for performance of any obligation or act or compliance with any agreement or condition may be extended or waived by a party, provided that any decrease in Merger Consideration shall be submitted to the Company's Shareholders for approval.

                  Termination of the Merger Agreement

                  The Merger Agreement may be terminated at any time prior to the Effective Time, notwithstanding approval of the Merger by the Shareholders of the Company, by mutual written consent of the parties. The Company or Meridian may terminate the Merger Agreement if the Effective Time has not occurred by December 1, 1998, provided that the right to terminate is not available to a party whose failure to fulfill any obligation under the Merger Agreement has caused or resulted in the failure of the Effective Time to occur.

                  The Company may terminate the Merger Agreement for failure by Meridian to perform in any material respect any of its obligations under the Merger Agreement, if the representations and warranties of Meridian or Acquisition set forth in the Merger Agreement are not true and correct in all material respects prior to the Effective Time, if the Company's Board of Directors, in the exercise of its fiduciary duty under the circumstances described above, withdraws its recommendation to the Shareholders of the Company to adopt and approve the Merger or changes such recommendation in any manner adverse to Meridian and Acquisition in which case Fresenius and the Company will pay Meridian the sum of $350,000 as liquidated damages.

                  Meridian and Acquisition may terminate the Merger Agreement if the Company accepts a Third Party Offer as described above, regardless of whether the taking of such action is permitted in the exercise of the fiduciary duties of the Company's Board of Directors in which case Fresenius and the Company will pay Meridian $350,000 as liquidated damages. If the Company fails to perform in any material respects its obligations under the Merger Agreement or the representations and warranties of the Company set forth in the Merger Agreement are not true and correct in all material respects prior to the Effective Time; or if Fresenius's Management Board does not approve the actions of its officer executing this Agreement. If the Merger Agreement is terminated, it will become void and have no effect except with respect to obligations of the parties to maintain confidentiality of information and with respect to payment of certain fees and expenses. See, "THE MERGER AGREEMENT -- Fees and Expenses." However, a party will remain liable for willful default of its obligations under the Merger Agreement.

                  Exchange of Certificates

                  Promptly after the Effective Time a commercial bank selected by Meridian (the "Paying Agent" as defined in the Merger Agreement), will mail to each record holder of certificates representing shares of Common Stock ("Certificates") that were converted into the right to receive cash, a letter of transmittal advising the holders of the procedure for surrendering Certificates for payment of the Merger Consideration. Until surrendered with the letter of transmittal duly executed and completed, the Certificates will represent only the right to receive the amount of Merger Consideration, without interest, applicable to those shares represented by the Certificates. If payment of the Merger Consideration is to be made to a person other than the person in whose name the Certificate surrendered for payment is registered, that person will be responsible for paying, or establishing the payment or non- applicability of any transfer or other taxes required. After one hundred eighty (180) days following the Effective Time, a holder of Certificates may surrender the Certificates for payment of the Merger Consideration only to the Company (subject to abandoned property, escheat or similar laws), but will have no greater rights to payment than a general unsecured creditor of the Company. After the Effective Time, no transfers of Common Stock on the transfer books of the Company will be made. Certificates presented after the Effective Time will be canceled and exchanged only for the applicable Merger Consideration. From and after the Effective Time, holders of Certificates will cease to have any other rights with respect to the Certificates other than the right to receive the Merger Consideration.

SELECTED CONSOLIDATED FINANCIAL DATA OF THE COMPANY
Statement of Operations Data

                                          Year Ended December 31

                                  (in thousands except share information)
                         1997*          1996*          1995*          1994*          1993*

Operating
Revenue,               21,706         24,444         26,261         23,652         15,406
Net

Income (Loss)
Before                 (2,008)           117          1,589          1,443            267
Income
Taxes

Provision
for                      (193)           226          1,130          1,177           (668)
Income
Tax

Net
Income                 (1,815)          (109)           459            266           (401)
(Loss)

PER
SHARE
DATA

Net
Income                   (.23)          (.01)           .06            .03           (.06)
(Loss)

Weighted
Average
Shares              7,926,775      7,883,934      7,899,199      7,858,176      7,738,692
Outstanding


Statement of Operations Data

                      Six Months Ended
                           June 30
                    (in thousands except
                     share information)

                              1998            1997
Operating
Revenue,                    10,050          11,225
Net

Income
Before                      (2,030)            587
Income
Taxes

Provision
for                           (107)            411
Income
Tax

Net
Income                      (1,923)            176
(Loss)

PER
SHARE
DATA

Net
Income                        (.24)            .02
(Loss)

Weighted
Average
Shares                   8,000,662       8,077,341
Outstanding








* Financial information for 1994 through 1997 has been restated to reflect the merger with Fresenius Diagnostics, which occurred in August 1997. The merger was accounted for as a combination of entities under common control in a manner similar to a pooling of interests. Statement of operations data for 1993 has not been restated because financial information for Fresenius Diagnostics is not available for years prior to 1994.


Balance Sheet Data

                                                As of December 31             Quarter Ended June 30
                                                 (in thousands)                   (in thousands)
                            1997             1996             1995            1998              1997

Current Assets             9,109            9,080           10,245            11,786            10,701
Total Assets              15,301           15,290           16,209            18,064            16,566
Current Liabilities        9,266            4,895            7,773            13,445             5,865
Long-Term Debt &
Capital Lease                733            3,001              210               749             3,462
Obligations, Net
of Current Portion
Other Long-Term              362              666            1,193               375               937
Liabilities
Shareholder's              4,940            6,728            7,032             3,495             6,302
Equity

* Information for 1994 is not presented because balance sheet data for Fresenius Diagnostics is not available for years prior to 1995.



MARKET FOR COMMON EQUITY AND
RELATED STOCKHOLDER MATTERS

                  Market Information

                  The Company's common stock is listed on the American Stock Exchange where it is traded under the symbol "GUL."

                  The following table sets forth, for the periods indicated, the prices of the Company's common stock, based on the closing sale quotation without markup, markdown, commissions or adjustments.

Prices of Common Stock

          Quarter Ended                 Low             High
1996
        March 31,                      3.625            5.500
        June 30,                       4.250            5.500
        September 30,                  4.125            7.125
        December 31                    5.875           12.000
1997
        March 31,                      8.625           11.125
        June 30,                       9.563           11.750
        September 30,                  9.625           13.375
        December 31,                  10.000           11.750
1998
        March 31,                      9.875           11.750
        June 30,                       3.250           11.875
        September 30,                  1.938            5.625



                  Security Holders

                  On  September   15,  1998  there  were   approximately   1,000
beneficial owners of the Company's common stock.

                  Dividends

                  No cash dividends have been paid by the Company since its inception. If the Merger is not consummated, the Company intends to use future earnings to repay debt and finance additional growth and, therefore, does not anticipate paying dividends in the foreseeable future.


RECOMMENDATION OF THE BOARD OF DIRECTORS AND VOTE REQUIRED

                  The Agreement requires the approval of a majority of the votes cast by the holders of the shares of Common Stock present at the annual meeting of the Company's shareholders. Proxies will be voted for or against such approval in accordance with the specifications marked thereon, and, if no specification is made, will be voted in favor of such approval. Fresenius AG intends to vote all shares of Common Stock owned by it for approval and ratification of the Agreement. Accordingly, the Agreement will be approved. Anne-Marie Ricart, a director of the Company and a member of the Independent Committee and the owner of 852,155 shares of Common Stock has informed the Company that she intends to vote in favor of the Agreement.

                  The Board of Directors of the Company, including all members of the Independent Committee recommends a vote FOR approval and ratification of the Agreement.

INTEREST OF CERTAIN PERSONS IN THE MERGER


                  All current officers and directors of Gull will resign as part of the closing of the Merger. Certain officers or employees of Gull may be entitled to severance payments upon the termination of their employment. Gull has been informed by Meridian that Meridian intends to enter into employment agreements with Dr. Fred Rachford and John Turner, both current executive officers of Gull, and a consulting agreement with Holly Scribner, formerly an executive officer of and currently a consultant to Gull. The execution of such agreements is a condition to Meridian's Obligation to consummate the Merger. All current directors of Gull will be entitled to certain indemnification rights under the Merger Agreement. Consequently, the interests of Messrs. Rachford and Turner, by virtue of their employment agreements, and Ms. Scribner, by virtue of her consulting agreement and the interests of all of the Company's directors, by virtue of their indemnification rights, may be deemed to be separate from or adverse to the interests of the remaining Shareholders. Fresenius has also agreed to indemnify the directors of Gull, and has entered into indemnification agreements with the members of the Independent Committee relating to their service on that Committee. As of the Record Date, Messrs. Rachford and Turner and Ms. Scribner held of record or beneficially (excluding 138,500 shares underlying options) 33,017 (30,217 shares owned by Dr. Rachford and 2,800 shares owned by Ms. Scribner) shares of Common Stock or less than 1% of the issued and outstanding Common Stock. It is expected that the shares of Common Stock owned by Dr. Rachford and Ms. Scribner will be voted in favor of the Merger, that Messrs. Rachford and Turner and Ms. Scribner will surrender their options to purchase Gull common stock, and that their compensation arrangements under their employment or consulting agreements with Meridian will include options to purchase Meridian common stock. See, "INFORMATION PERTAINING TO MERIDIAN AND ACQUISITION," "THE MERGER AGREEMENT."

                  In the Merger Agreement, Fresenius has agreed, subject to certain limitations, to indemnify Meridian for losses arising out of breaches of the Company's representations and warranties and non-performance of the Company's obligations. Fresenius has also agreed to forgive certain obligations due from the Company and that amounts due from the Company to Fresenius (approximately $5,000,000 at September 30, 1998, comprising payments by Fresenius to vendors on behalf of the Company and other advances and fees) will be reduced by an amount equal to the decrease in the stockholders' equity of the Company from December 31, 1997 to the Closing Date. The net amount due to Fresenius will be evidenced by a promissory note of Meridian bearing interest at 7 1/2% per annum and payable in two equal installments on June 15, 1999 and December 31, 1999. The note will be subject to certain offsets. See "MERGER AGREEMENT - - Additional Agreements of Fresenius." Fresenius has also agreed to continue the lease of certain property in Bad Homburg, Germany and to continue providing certain services, which it has previously provided and currently does provide to Gull. Fresenius will also enter into an agreement with Meridian to make available facilities for the manufacture of certain Gull products at Fresenius's facility for a period not to exceed two years.

              See also "MERGER AGREEMENT -- Additional Agreements of Fresenius."

SOLICITATION AND VOTE OF PROXIES

                  All shares represented by duly executed proxies will be voted as specified therein. If no specification is made, proxies will be voted FOR approval and ratification of the Merger. If any other matter should come before the meeting, then the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                  Consistent with state law and under the Company's bylaws, a majority of the shares entitled to be cast on the Merger, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by one or more persons appointed by the Company to act as Inspectors of Election for the meeting. The vote of a majority of the shares entitled to vote at the Special Meeting is required for approval of the Merger. Failure to attend the meeting or abstention will not be counted as a vote against approval and ratification of the Agreement.

                  By virtue of its ownership of a majority of the Company's outstanding common stock, an affirmative vote by Fresenius will result in the approval of the Merger, even if all shares of Common Stock currently outstanding that are not held by Fresenius vote against the Merger

                  The Inspectors of Election will count the total number of votes cast FOR the Merger for purposes of determining whether sufficient affirmative votes have been cast. The Inspectors of Election will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and "broker non- votes" (i.e., shares represented at the Annual Meeting held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but neither abstentions or "broker non-votes" will have any effect on the outcome of voting on the matter.

                  The expenses of preparing, printing and mailing the materials used in the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and facsimile from brokerage houses and other shareholders. Services will be provided by Progressive Transfer Company in soliciting banks and brokers holding stock in their names or custody, or in the names of nominees for others. The Company does not anticipate paying any additional fee for such services.


SHAREHOLDER PROPOSALS

                  It is currently anticipated that the Company's next annual meeting of Shareholders will occur after the Closing Date and accordingly the Company's existing shareholders will not be entitled to participate in such meeting unless the Merger is not consummated. If the Merger is not consummated, proposals of Shareholders intended to be presented at the next annual meeting of the Company's Shareholders must be received by the Company within a reasonable time prior to the mailing of the proxy statement for such meeting but not later than February 29, 1999. Such proposals must otherwise be in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company. The form of Proxy for the Company's Special Meeting of shareholders grants authority to the designated proxies to vote in their discretion on any matters that come before the Special Meeting except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 1999 Annual Shareholder's Meeting, it must be received prior to February 29, 1999.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


                  The following documents previously filed by Gull (registrant 0-16864) with the Securities and Exchange Commission pursuant to the Exchange Act are incorporated by reference in this Proxy Statement:

                  1. Annual Report on Form 10-K for the year ended December 31, 1997 (filed April 14, 1998), filing number 000096313-98-000052.


                  2. Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 (filed May 15, 1998), filing number 000096313-98-000065.


                  3. Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (filed August 14, 1998), filing number 000096313-98-000106.


                  All documents filed by Gull pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the filing of this Proxy Statement and prior to the date of the Special Meeting are deemed to be incorporated herein by reference herein, as modified or amended, if applicable.

                  Upon written or oral request, Gull will send to you, without charge, a copy of any or all of the documents incorporated by reference. The request must be directed to the attention of Michael B. Malan, Vice President Finance, Gull Laboratories, Inc., 1011 East Murray Holladay Road, Salt Lake City, UT 84117.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  It is anticipated that a representative of KPMG Peat Marwick LLP will be present at the Special Meeting to repond to appropriate questions from shareholders in attendance and to make a statement if desired.


MISCELLANEOUS

                  Availability of Information

                  THE COMPANY IS PROVIDING TO EACH SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS DELIVERED, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WRITTEN OR ORAL REQUESTS FOR ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997 OR THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 1998 SHOULD BE DIRECTED TO MR. MICHAEL MALAN, CORPORATE SECRETARY, GULL LABORATORIES, INC., 1011 EAST MURRAY HOLLADAY ROAD, SALT LAKE CITY, UTAH 84117.


                                             GULL LABORATORIES, INC.



                                             By Order of the Board of Directors
                                             Silke Humberg, Ph.D., CEO/President


October 5, 1998

                             GULL LABORATORIES, INC.
                         Special Meeting of Stockholders
                                November 5, 1998

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                  The undersigned constitutes and appoints Silke Humberg and Michael B. Malan and each of them (acting jointly or, if one be present, then by that one alone), his attorneys and proxies, with full power of substitution and revocation to each, for and in the name, place, and stead of the undersigned, to vote, and act with respect to all shares of Common Stock, par value $.001 per share of Gull Laboratories, Inc. (the "Company"), standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the Special Meeting of Shareholders to be held at the 53rd Floor Conference Center at the offices of O'Melveny & Myers LLP, 153 East 53rd Street, New York, New York 10022 on November 5, 1998 at 10 a.m. Eastern Standard Time, and at any adjournment(s) thereof, and especially to vote as follows:


            1. With respect to the approval of the Merger Agreement dated as of September 15, 1998 among the Company, Meridian Diagnostics, Inc., Fresenius AG, and Meridian Acquisition Co. and the merger of Meridian Acquisition Co. into the Company.



|_| FOR                      |_| AGAINST                        |_| ABSTAIN


            2. In their discretion, any other matters as may properly come before the meeting or any adjournment(s) thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ABOVE. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE APPROVAL MERGER AGREEMENT AND THE MERGER.



Dated:  ___________________, 1998       ________________________________________
                                        Signature


                                        ----------------------------------------
                                        Signature if held jointly


Please date this proxy and sign your name exactly as it appears hereon. When there is more than one owner, each owner should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please indicate your title as such. If executed as a corporation, the proxy should be signed in the corporate name by a duly authorized officer who should indicate his title. Please date, sign, and mail this proxy in the enclosed envelope.

                                   APPENDIX A


                                MERGER AGREEMENT

                                      among

                             GULL LABORATORIES, INC.
                           MERIDIAN DIAGNOSTICS, INC.,
                                  FRESENIUS AG
                                       and
                            MERIDIAN ACQUISITION CO.


                         Dated as of September 15, 1998


                                TABLE OF CONTENTS

                                                                                                               Page

1.       Definitions............................................................................................ 1

2.       Basic Transaction...................................................................................... 4
         2.1      The Merger.................................................................................... 4
         2.2      The Closing................................................................................... 4
         2.3      Actions at the Closing........................................................................ 4
         2.4      Effect of Merger.............................................................................. 4
         2.5      Procedure for Payment......................................................................... 5
         2.6      Closing of Transfer Records................................................................... 6

3.       Representations and Warranties of Gull and Fresenius................................................... 6
         3.1      Organization, Qualification, and Corporate Power.............................................. 6
         3.2      Capitalization................................................................................ 7
         3.3      Authorization of Transaction.................................................................. 7
         3.4      Noncontravention.............................................................................. 7
         3.5      Filings with the SEC.......................................................................... 8
         3.6      Events After December 31, 1997................................................................ 8
         3.7      Undisclosed Liabilities....................................................................... 9
         3.8      Brokers' Fees................................................................................. 9
         3.9      Insurance..................................................................................... 9
         3.10     Litigation................................................................................... 10
         3.11     Product Warranty............................................................................. 10
         3.12     Product Liability............................................................................ 11
         3.13     Employees.................................................................................... 11
         3.14     Employee Benefits............................................................................ 11
         3.15     Guaranties................................................................................... 13
         3.16     Environment, Health and Safety............................................................... 13
         3.17     Intellectual Property........................................................................ 15
         3.18     Disclosure................................................................................... 18
         3.19     Opinion of Financial Advisor................................................................. 18
         3.20     Proficiency Surveys.......................................................................... 18
         3.21     Products, Inventories and Operations......................................................... 18
         3.22     Formulae, Etc., for Products................................................................. 20
         3.23     Expiration Dates.  .......................................................................... 20
         3.24     Subsidiaries and Other Capital Stock......................................................... 20
         3.25     Real Property................................................................................ 20
         3.26     Equipment.................................................................................... 21
         3.27     Contracts and Agreements..................................................................... 21
         3.28     Accounts Receivable.......................................................................... 21
         3.29     Licenses and Permits......................................................................... 22
         3.30     Taxes and Tax Returns........................................................................ 22
         3.31     Transactions With Affiliates................................................................. 23
         3.32     Compliance with Applicable Law............................................................... 23

         3.33     General Disclosure Matters................................................................... 23
         3.34     Other Disclosures............................................................................ 23

4.       Representations and Warranties of Meridian and the Transitory Subsidiary.............................. 23
         4.1      Organization................................................................................. 24
         4.2      Authorization of Transaction................................................................. 24
         4.3      Noncontravention............................................................................. 24
         4.4      Brokers' Fees................................................................................ 24
         4.5      Disclosure................................................................................... 25
         4.6      Litigation................................................................................... 25
         4.7      Available Funds.............................................................................. 25

5.       Representations and Warranties of Fresenius........................................................... 25
         5.1      Organization................................................................................. 25
         5.2      Authorization of Transaction................................................................. 25
         5.3      Brokers' Fees................................................................................ 26
         5.4      Disclosure................................................................................... 26
         5.5      Ownership of Stock of Gull Shares............................................................ 26
         5.6      Transactions with Gull....................................................................... 26

6.       Covenants............................................................................................. 26
         6.1      General...................................................................................... 26
         6.2      Notices and Consents......................................................................... 26
         6.3      Regulatory Matters and Approvals............................................................. 26
         6.4      Operation of Business........................................................................ 27
         6.5      Continuance of Operations.................................................................... 28
         6.6      Due Diligence................................................................................ 29
         6.7      Notice of Developments....................................................................... 30
         6.8      Exclusivity.................................................................................. 30
         6.9      Bylaw Indemnification........................................................................ 30
         6.10     Closing Balance Sheet........................................................................ 31
         6.11     Value of Certain Gull Assets................................................................. 31
         6.12     WARN Act Compliance; Severence Obligations................................................... 32
         6.13     Service and Other Arrangements............................................................... 32
         6.14     Closing Deliveries........................................................................... 33
         6.15     Further Meridian Obligations................................................................. 33

7.       Covenants of Fresenius; Indemnification............................................................... 33
         7.1      Voting of Shares............................................................................. 33
         7.2      Indebtedness of Gull to Fresenius............................................................ 33
         7.3      Indemnification for Shareholder Actions...................................................... 34
         7.4      Indemnification by Fresenius................................................................. 34
         7.5      Indemnifications by Meridian................................................................. 35
         7.6      Zoning Interruptions......................................................................... 36
         7.7      Indemnification Procedures................................................................... 36
         7.8      Transition................................................................................... 37
         7.9      Confidentiality.............................................................................. 37


         7.10     Noncompetition and NonSolicitation Covenants................................................. 37
         7.11     Contribution to Capital...................................................................... 38

8.       Conditions to Obligations to Close.................................................................... 38
         8.1      Conditions to Each Party's Obligation to Effect the Merger................................... 38
         8.2      Conditions to Obligation of Meridian and the Transitory Subsidiary........................... 39
         8.3      Conditions to Obligation of Gull and Fresenius............................................... 41

9.       Termination........................................................................................... 41
         9.1      Termination of Agreement..................................................................... 41
         9.2      Effect of Termination........................................................................ 42

10.      Miscellaneous......................................................................................... 43
         10.1     Survival..................................................................................... 43
         10.2     Press Releases and Public Announcements...................................................... 43
         10.3     No Obligations Upon Fresenius Medical Care AG................................................ 43
         10.4     No Third Party Beneficiaries................................................................. 43
         10.5     Entire Agreement............................................................................. 44
         10.6     Successors and Assignment.................................................................... 44
         10.7     Counterparts................................................................................. 44
         10.8     Headings..................................................................................... 44
         10.9     Notices...................................................................................... 44
         10.10    Governing Law................................................................................ 45
         10.11    Amendments and Waivers....................................................................... 45
         10.12    Severability................................................................................. 46
         10.13    Expenses..................................................................................... 46
         10.14    Construction................................................................................. 46
         10.15    Incorporation of Exhibits and Schedules...................................................... 46
         10.16    Jurisdiction.  .............................................................................. 46

                                LIST OF EXHIBITS

Exhibit A - Articles of Merger
Exhibit B - Legal Opinion of Counsel to Gull
Exhibit C - Legal Opinion of Counsel to Fresenius
Exhibit D - Legal Opinion of Counsel to Meridian
Exhibit E - Fairness Opinion



                              DISCLOSURE SCHEDULES

                                MERGER AGREEMENT

                  THIS MERGER AGREEMENT ("Agreement") is entered into as of September 15, 1998, among GULL LABORATORIES, INC., a Utah corporation ("Gull"), MERIDIAN DIAGNOSTICS, INC., an Ohio corporation ("Meridian"), FRESENIUS AG, a German stock corporation ("Fresenius") and MERIDIAN ACQUISITION CO., a Utah corporation wholly-owned by Meridian ("Transitory Subsidiary").

                                R E C I T A L S:

                  This Agreement contemplates a transaction in which Meridian will acquire Gull for cash through a reverse subsidiary merger of the Transitory Subsidiary into Gull.

                  Now, therefore, in consideration of the premises and the mutual covenants and undertakings contained hereinafter, the Parties agree as follows.

                  1.0    Definitions.

                  Unless the context otherwise requires, capitalized terms used in this Agreement shall have the respective meanings ascribed to them in this ss.1.

                  "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

                  "Closing Date" has the meaning set forth in ss.2.2.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Confidential Information" means any information concerning the businesses and affairs of Gull and its Subsidiaries that is not already available to the public or generally known in the businesses in which Gull and its Subsidiaries are engaged.

                  "Controlled Group of Corporations" has the meaning set forth inss.1563 of the Code.

                  "Disclosure Schedule" has the meaning set forth in ss.3. Information set forth in any section of the Disclosure Schedule shall be deemed to qualify each section of this Agreement without the necessity of expressed reference to such section.

                  "Dissenting Share" means any Gull Share held of record by a stockholder who or which has exercised his or its appraisal rights under the Utah Revised Business Corporation Act.

                  "Effective Time" has the meaning set forth in ss.2.4.1.

                  "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any multiemployer plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

                  "Employee Pension Benefit Plan" has the meaning set forth in ERISA ss.3(2).

                  "Employee Welfare Benefit Plan" has the meaning set forth in ERISA ss.3(1).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Fairness Opinion" has the meaning set forth in ss.3.19.

                  "Fresenius" has the meaning set forth in the preface.

                  "GAAP" means United States generally accepted accounting principles as in effect from time to time.

                  "Gull" has the meaning set forth in the preface and includes its Subsidiaries unless the context requires otherwise.

                  "Gull Share" means any share of the Common Stock, $0.001 par value per share, of Gull.

                  "Gull Stockholder" means any Person who or which is a holder of record of any Gull Shares.

                  "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "Intellectual Property Assets" has the meaning set forth in ss.3.17.

                  "Knowledge" or "to the Knowledge of" means in the case of Gull, the actual knowledge after reasonable investigation of Dr. Silke Humberg, Michael B. Malan, Dr. Fred Rachford, Holly Scribner, Frank J. Simon, Andrew Taylor, John Turner, Dr. Martina Vogel or Dr. Linxian Wu, and in the case of Fresenius, has the meaning set forth in ss.5.

                  "Meridian" has the meaning set forth in the preface.

                  "Meridian Note" The promissory note of Meridian to be issued to Fresenius at the Closing pursuant to ss.7.2.

                  "Merger" has the meaning set forth in ss.2.1.

                  "1997 10-K" has the meaning set forth in ss.3.5.

                  "1998 10-Q" has the meaning set forth in ss.3.5.

                  "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

                  "Paying Agent" has the meaning set forth in ss.2.5.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

                  "Products" means all of the products manufactured, produced or distributed by Gull and its Subsidiaries, including, without limitation, the products identified in the Disclosure Schedule.

                  "Proxy Materials" means the proxy materials relating to the special meeting.

                  "Public Reports" has the meaning set forth in ss.3.5.

                  "SEC" means the Securities and Exchange Commission.

                  "SEC Filings" has the meaning set forth in ss.6.3.1.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Security Interest" means any mortgage, pledge, lien, encumbrance, charge or other security interest, excepting only (a) mechanic's, materialman's and similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

                  "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of securities entitled to vote generally in the election of directors sufficient to elect a majority of the directors. In the case of Gull, Subsidiaries includes non-corporate entities, all or a majority of the equity interest of which are owned by Gull or a Subsidiary of Gull, with the Subsidiaries being Gull Laboratories International, Inc., Gull Laboratories GmbH, Gull Europe S.A., Biodesign, Inc., Gull Laboratories S.A., Gull Laboratories N.V.

                  "Third Party Offer" has the meaning set forth in ss.6.8.

                  "Transitory Subsidiary" has the meaning set forth in the preface.

                  2.0      Basic Transaction.

                  2.1 The Merger. Subject to the terms and conditions of this Agreement, the Transitory Subsidiary shall merge into Gull at the Effective Time (the "Merger"). Gull shall be the corporation surviving the Merger.

                  2.2 The Closing. The closing of the Merger shall take place at the offices of Keating, Muething & Klekamp, P.L.L., One East Fourth Street, Cincinnati, Ohio 45202, commencing at 10:00 a.m. Eastern time on the second business day following the satisfaction or waiver of all conditions set forth in ss.8 (other than conditions with respect to actions the respective Parties will take at the closing itself) or such other date and place as the Parties may mutually determine in writing (the "Closing Date").

                  2.3 Actions at the Closing. At the closing, Gull will deliver to Meridian and the Transitory Subsidiary the certificates, instruments and documents referred to in ss.8.2. Meridian and the Transitory Subsidiary will deliver to Gull the certificates, instruments and documents referred to in ss.8.3. On the Closing Date, Gull and the Transitory Subsidiary will file with the Utah Division of Corporations and Commercial Code Articles of Merger in the form attached hereto as Exhibit A, and Meridian will deliver the Merger consideration to the Paying Agent in the manner provided in this ss.2.

                  2.4      Effect of Merger.

                  2.4.1 General. The Merger shall become effective at the time Gull and the Transitory Subsidiary file the properly executed and certified Articles of Merger with the Utah Division of Corporations and Commercial Code, or at such later time as the parties shall agree and specify in the Articles of Merger (the "Effective Time"). The Merger shall have the effects set forth in the Utah Revised Business Corporation Act. From and after the Effective Time, Gull, as the surviving corporation in the Merger, shall possess all of the rights, privileges, powers and franchises of a public as well as a private nature, and be subject to all of the restrictions, disabilities and duties of each of Gull and the Transitory Subsidiary, as the constituent corporations in the Merger, all as set forth in ss.16-10a-1101, et seq., of the Utah Revised Business Corporation Act.

                  2.4.2 Gull Corporate Documents. The Articles of Incorporation and Bylaws of Gull shall be amended at the Effective Time as set forth in the Articles of Merger to be identical to the Articles of Incorporation and Bylaws of the Transitory Subsidiary immediately prior to the Effective Time, except as provided in ss.6.9.

                  2.4.3 Directors and Officers. The directors and officers of the Transitory Subsidiary shall become the directors and officers of Gull at the Effective Time.

                  2.4.4 Conversion of Gull Shares. At the Effective Time, by virtue of the Merger and without any further action by Gull, Meridian, Fresenius or the Transitory Subsidiary, each Gull Share then issued and outstanding, other than any Dissenting Share, shall be converted into the right to receive Two Dollars and Twenty-Five Cents ($2.25) in cash without interest, and each Dissenting Share shall be converted into the right to receive payment from Gull with respect thereto to the extent provided by, and in accordance with, the provisions of the Utah Revised Business Corporation Act, provided, however, that the Merger consideration per Gull Share shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of Gull Shares outstanding other than an increase in the number of outstanding Gull Shares resulting from the exercise of options to purchase Gull Shares outstanding on the date hereof. After the Effective Time, no Gull Share shall be deemed to be outstanding, other than Gull Shares issued pursuant to ss.2.4.5,or to have any rights other than those set forth in this Section.

                  2.4.5 Conversion of Capital Stock of the Transitory Subsidiary. At and as of the Effective Time, each share of Common Stock of the Transitory Subsidiary shall be converted into one share of Common Stock, $0.001 par value per share, of Gull.

                  2.5      Procedure for Payment.

                  2.5.1. Immediately after the Effective Time, Meridian will deposit with a commercial bank (the "Paying Agent") a payment fund consisting of cash sufficient for the Paying Agent to make full payment of the Merger consideration to the holders of record immediately prior to the Effective Time of all of the outstanding Gull Shares (other than any Dissenting Shares). Meridian will cause the Paying Agent to mail a letter of transmittal in customary form which shall contain instructions for use in effecting the surrender of such certificates evidencing the outstanding Gull Shares in exchange for the Merger consideration. Upon surrender of a certificate to the Paying Agent for cancellation, together with a duly executed letter of transmittal and such other documents as may be reasonably requested by the Paying Agent, the holder of such certificate shall be entitled to receive in exchange therefor the amount of cash, without interest, into which Gull Shares theretofore represented by such certificate shall have been converted at the Effective Time; and the certificate so surrendered shall be canceled. In the event of a transfer of ownership of Gull Shares that is not registered in the transfer records of Gull, payment may be made to a Person other than the Person in whose name the certificate so surrendered is registered if such certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a Person other than the registered holder of such certificate or establish to the satisfaction of Gull, as the surviving corporation, that such tax has been paid or is not applicable. Until so surrendered, each certificate shall be deemed at any time after the Effective Time to represent only the right to receive the amount of cash, without interest, into which Gull Shares theretofore represented by such certificate shall have been converted at the Effective Time pursuant to this Section.

                  If a certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and, if required by Meridian or Gull, upon the posting by such Person of a bond in such amount as Meridian or Gull may reasonably direct as indemnity against any claim that may be made against it with respect to such certificate and upon such Person's compliance with the other requirements set forth herein, the Paying Agent will issue in respect of such lost, stolen or destroyed certificate, the Merger consideration to be received by virtue of the Merger with respect to Gull Shares represented thereby.

                  2.5.2 Meridian may cause the Paying Agent to invest the payment fund in securities of a United States commercial bank or of the government of the United States or any state thereof, provided, that the terms and conditions of the investments shall be such as to permit the Paying Agent to make prompt payment of the Merger consideration as necessary. Meridian may cause the Paying Agent to pay over to Gull any net earnings with respect to the investments, and Meridian will deposit promptly with the Paying Agent any portion of the payment fund which is lost through investments.

                  2.5.3 Meridian may cause the Paying Agent to pay over to Gull any portion of the payment fund including any earnings thereon remaining 180 days after the Effective Time, and thereafter all former Gull Stockholders shall be entitled to look to Gull, subject to abandoned property, escheat, and other similar laws, as general creditors thereof with respect to the Merger consideration payable upon surrender of their certificates.

                  2.5.4 Meridian shall pay all charges and expenses of the Paying Agent.

                  2.6 Closing of Transfer Records. After the close of business on the Closing Date, transfers of Gull Shares outstanding prior to the Effective Time shall not be made on the stock transfer books of Gull.

                  3.0 Representations and Warranties of Gull and Fresenius. Gull represents and warrants to Meridian and the Transitory Subsidiary that the statements contained in this ss.3 and the accompanying Disclosure Schedule are correct and complete as of the date of this Agreement.

                  3.1 Organization, Qualification, and Corporate Power. Each of Gull and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Each of Gull and its Subsidiaries is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except where the lack of such qualification would not have a material adverse effect on the financial condition of Gull and its Subsidiaries taken as a whole or on the ability of the parties to consummate the transactions contemplated by this Agreement. Each of Gull and its Subsidiaries has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The minute books containing records of meetings of Gull Stockholders, directors and committees of directors, Gull stock certificate books and stock records are each correct and complete. Neither any of Gull nor any of its Subsidiaries is in default under or in violation of any provision of its charter or Bylaws.

                  3.2 Capitalization. The entire authorized capital stock of Gull consists of 50,000,000 Gull Shares, $0.001 par value per share, and 5,000,000 shares of Preferred Stock, $0.01 par value per share. As of the date hereof, 8,016,012 Gull Shares are issued and outstanding and no Gull Shares are held in treasury. No shares of Gull Preferred Stock are outstanding. All of the issued and outstanding Gull Shares have been duly authorized and are validly issued, fully paid and non-assessable. Except as set forth in the Disclosure Schedule, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Gull or any of its Subsidiaries to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Gull or any of its Subsidiaries. Except as set forth in the Disclosure Schedule, all issued and outstanding shares of capital stock of each Subsidiary of Gull have been duly authorized and are validly issued and fully paid and non-assessable and all of such shares are owned of record and beneficially by Gull, free, clear and unencumbered, and Gull or a wholly-owned Subsidiary has sole voting power with respect to all of such shares.

                  3.3 Authorization of Transaction. The Board of Directors of Gull, at a meeting duly called and held, has duly adopted resolutions approving this Agreement and the Merger, determining that the terms of the Merger are fair to, and in the best interests of, Gull's Stockholders and recommending that Gull's Stockholders approve and adopt this Agreement and the Merger. Gull has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, subject to approval and adoption of this Agreement and the Merger by the requisite majority-in-interest of Gull Stockholders as provided by the Utah Revised Business Corporation Act. The execution, delivery and performance of this Agreement and the consummation by Gull of the Merger and of the other transactions contemplated hereby have been duly authorized by the Board of Directors of Gull and no other corporate proceedings on the part of Gull are necessary to authorize this Agreement or to consummate the transactions so contemplated other than the requisite stockholder approval. This Agreement has been duly executed and delivered by Gull and, assuming this Agreement constitutes a valid and binding obligation of Meridian and the Transitory
Subsidiary, constitutes a valid and binding obligation of Gull enforceable against Gull in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity.

                  3.4  Noncontravention.  Except as set forth in the  Disclosure
Schedule and, except for filings, permits, authorizations, consents and approvals as may be required under applicable requirements of the Securities Exchange Act, the Hart-Scott-Rodino Act, the laws of Utah, the laws of other states in which Gull and its Subsidiaries are qualified to do or are doing business and state takeover laws, and except for requisite Gull Stockholder approval and the filing of Articles of Merger with the Utah Division of Corporations and Commercial Code, neither the execution and the delivery of this Agreement nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of Gull and its Subsidiaries is subject or any provision of the charter or Bylaws of any of Gull and its Subsidiaries or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of Gull and its Subsidiaries is a party or by which it is bound or to which any of its assets is subject or result in the imposition of any Security Interest upon any of its assets, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of Gull and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

                  3.5 Filings with the SEC. Gull has made all filings with the SEC that it has been required to make under the Securities Exchange Act, including, without limitation, Gull's Annual Report on Form 10-K for the year ended December 31, 1997 (the "1997 10-K") and Gull's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 (the "1998 10-Q") (the 1997 10-K and 1998 10-Q being referred to collectively as the "Public Reports"). At the time filed with the SEC, each of the Public Reports complied in all material respects with the Securities Exchange Act and the applicable rules and regulations of the SEC thereunder. At the time filed with the SEC, the Public Reports, as of their respective filing dates, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Gull has delivered to Meridian a correct and complete copy of each Public Report.

                  3.6      Events After December 31, 1997.

                  3.6.1 Except as disclosed in the Public Reports or in the Disclosure Schedule, since December 31, 1997 there has not been any material adverse change in the business, financial condition, cash flows, operations, results of operations or prospects of Gull and its Subsidiaries, taken as a whole.

                  3.6.2 Except as set forth in the Disclosure Schedule, since December 31, 1997, neither Gull nor any of its Subsidiaries:

                           3.6.2.1  has  transferred  or  encumbered  assets  or
entered into any agreement outside the Ordinary Course of Business or granted any license or sublicense of any rights with respect to any Intellectual Property Assets; or

                           3.6.2.2  granted  any  Security  Interest or made any
loan or entered into any other transaction with any directors, officers or employees outside the Ordinary Course of Business; or

                           3.6.2.3   entered  into  any  employment   agreement,
modified the terms of any existing employment agreement; or

                           3.6.2.4 granted any increase in base  compensation to
any director, officer or employee; or

                           3.6.2.5  adopted,  amended or modified  any  Employee
Benefit Plan; or

                           3.6.2.6 made any capital expenditures or committed to
make such expenditures in excess of $10,000; or

                           3.6.2.7  reduced or limited the  insurance  coverages
maintained on its behalf or the manner in which it uses, operates or maintains its property; or

                           3.6.2.8 made any investments or  contributions to any
other Person other than in the Ordinary Course of Business, in excess of $10,000, individually or in the aggregate.

                  3.7 Undisclosed Liabilities. Except as set forth in the Disclosure Schedule, none of Gull and its Subsidiaries has any material liability, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any material liability for taxes, except for liabilities set forth in the Public Reports or for which reasonable reserves are maintained, and liabilities which have arisen after June 30, 1998 in the Ordinary Course of Business.

                  3.8 Brokers' Fees. Except as set forth in the Disclosure Schedule, none of Gull and its Subsidiaries has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

                  3.9 Insurance. The Disclosure Schedule sets forth the following information with respect to each insurance policy, including without limitation policies providing medical, directors' and officers', property, casualty, liability and workers' compensation coverage and bond and surety arrangements, to which any of Gull and its Subsidiaries is a party, a named insured or otherwise the beneficiary of coverage:

                  3.9.1    the name, address and telephone number of the agent;

                  3.9.2 the name of the insurer, the name of the policyholder and the name of each covered insured;

                  3.9.3    the policy number and the period of coverage;

                  3.9.4 the scope, including an indication of whether the coverage was on a claims made, occurrence or other basis, and amount, including a description of how deductibles and ceilings are calculated and operate, of coverage; and

                  3.9.5 a description of any retroactive premium adjustments or other loss-sharing arrangements.

With respect to each such insurance policy, to Gull's Knowledge: (a) the policy is legal, valid, binding, enforceable and in full force and effect; (b) the policy will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the Merger except that, subject to ss.6.9, coverage of Gull under policies maintained by Fresenius will terminate at the Effective Time; (c) none of Gull and its Subsidiaries nor any other party to the policy is in material breach or default (including with respect to the payment of premiums or the giving of notices) and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification or acceleration, under the policy; and (d) no party to the policy has repudiated any provision thereof. Each of Gull and its Subsidiaries has been covered since January 1, 1995 by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. The Disclosure Schedule describes any self-insurance arrangements affecting any of Gull and its Subsidiaries.

                  3.10 Litigation. The Disclosure Schedule sets forth each instance in which any of Gull and its Subsidiaries is subject to any outstanding injunction, judgment, order, decree, ruling or charge or is a party or, to Gull's Knowledge is threatened in writing to be made a party to any action, suit, proceeding, hearing or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator, an adverse determination of which could reasonably be expected to result in any material adverse change in the business, financial condition, cash flows, operations, results of operations or prospects of Gull and its Subsidiaries, taken as a whole.

                  3.11 Product Warranty. Except as set forth in the Disclosure Schedule, to Gull's Knowledge, each product manufactured, distributed, sold, leased or delivered by Gull or any of its Subsidiaries has been in conformity in all material respects with all applicable contractual commitments and all expressed and implied warranties. Except as set forth in the Disclosure Schedule, none of Gull and its Subsidiaries has any liabilities in excess of the liabilities set forth in the Public Reports or for which reasonable reserves are maintained for any guaranty, warranty or other indemnity arising from products manufactured, sold, leased or delivered by any of Gull and its Subsidiaries, except for liabilities which are not reasonably expected to result in any material adverse change in the business, financial condition, cash flows, operations, results of operations or prospects of Gull and its Subsidiaries, taken as a whole, and liabilities which have arisen after June 30, 1998 in the Ordinary Course of Business.

                  3.12 Product Liability. Except as reserved for in the consolidated financial statements contained in the 1997 10-K or as set forth in the Disclosure Schedule, to Gull's Knowledge, none of Gull and its Subsidiaries has any liability arising out of any injury to any Person or property as a result of the ownership, possession or use of any Product manufactured, distributed, sold, leased or delivered by any of Gull and its Subsidiaries except for any such liabilities which are not reasonably expected to result in any material adverse change in the business, financial condition, cash flows, operations, results of operations or prospects of Gull and its Subsidiaries, taken as a whole.

                  3.13 Employees. Except as set forth in the Disclosure Schedule, to Gull's Knowledge, no executive, key employee or group of employees has any plans to terminate employment with any of Gull and its Subsidiaries other than routine terminations which are not reasonably expected to result in any material adverse change in the business, financial condition, cash flows, operations, results of operations or prospects of Gull and its Subsidiaries, taken as a whole. Except as set forth in the Public Reports, none of the employees of Gull or its Subsidiaries are subject to any collective bargaining agreement. Since January 1, 1998, none of Gull or its Subsidiaries have committed an unfair labor practice as such term is defined in federal labor law or similar action under non-United States labor laws, or experienced any strikes, charges of unfair labor practices or other collective bargaining disputes, except for any such practices, strikes, claims or disputes which are not reasonably expected to result in any material adverse change in the business, financial condition, cash flows, operations, results of operations or prospects of Gull and its Subsidiaries, taken as a whole. Gull has no Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of any of Gull and its Subsidiaries.

                  3.14     Employee Benefits.

                  3.14.1 The Disclosure Schedule lists each Employee Benefit Plan that any of Gull and its Subsidiaries maintains or to which any of Gull and its Subsidiaries contributes.

                           3.14.1.1  Each such  Employee  Benefit Plan (and each
related trust, insurance contract or fund) subject to ERISA substantially complies in form and in operation in all material respects with the applicable requirements of ERISA, the Code and other applicable laws of United States or non-United States jurisdictions. 3.14.1.2 All required reports and descriptions, including Form 5500 Annual Reports, Summary Annual Reports, PBGC-1s and Summary Plan Descriptions, have been filed or distributed appropriately with respect to each Employee Benefit Plan subject to Title I of ERISA. The requirements of Part 6 of Subtitle B of Title 1 of ERISA and of Code ss.4980B have materially been met with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                           3.14.1.3 All  contributions,  including  all employer
contributions and employee salary reduction contributions, which are due prior to the date of this Agreement have been paid to each such Employee Benefit Plan which is an Employee Pension Benefit Plan and all contributions which are due for any period ending on or before the Closing Date will have been paid on or before the Closing Date to each such Employee Pension Benefit Plan or will have been accrued in accordance with the past custom and practice of Gull and its Subsidiaries. All premiums or other payments which are due for all periods ending on or before the Closing Date will have been paid on or before the Closing Date with respect to each such Employee Benefit Plan which is an Employee Welfare Benefit Plan.

                           3.14.1.4 Each such Employee  Benefit Plan which is an
Employee Pension Benefit Plan covering employees in the United States which is intended to be a "qualified plan" under Code ss.401(a) substantially meets the requirements of Code ss.401(a) and has received a favorable determination letter form the Internal Revenue Service or has pending an application for a determination letter which was timely filed.

                           3.14.1.5  The market  value of assets under each such
Employee Benefit Plan which is an Employee Pension Benefit Plan covering employees in the United States, other than any multiemployer plan, equals or exceeds (or does not fail by an amount which is material to Gull to equal or exceed) the present value of all vested and nonvested liabilities thereunder determined in accordance with PBGC methods, factors and assumptions applicable to an Employee Pension Benefit Plan terminating on the date for determination.

                           3.14.1.6 Gull has  delivered to Meridian  correct and
complete copies of the plan documents and summary plan description, the most recent determination letter received from the Internal Revenue Service (for each Employee Pension Benefit Plan), the most recent Form 5500 Annual Report, if applicable, and all related trust agreements, insurance contracts and other funding agreements or other documents which implement each Employee Benefit Plan.

                  3.14.2 With respect to each Employee Benefit Plan that any of Gull, its Subsidiaries and the Controlled Group of Corporations which includes Gull and its Subsidiaries maintains or ever has maintained, within the seven years ending on the Closing Date, or to which any of them contributes, contributed within the seven years ending on the Closing Date, or ever has been required to contribute, within the seven years ending on the Closing Date:

                           3.14.2.1 No such Employee Benefit Plan is an Employee
Pension Benefit Plan that is subject to Title IV of ERISA.

                           3.14.2.2  To  Gull's  Knowledge,  there  have been no
prohibited transactions (as defined in ERISA ss.406 and Code ss.4975) with respect to any such Employee Benefit Plan subject to Title I of ERISA. No Fiduciary (as defined in ERISA ss.3(21)) has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any such Employee Benefit Plan. No action, suit, proceeding, hearing or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending or, to Gull's Knowledge, threatened. Gull has no Knowledge of any basis for any such action, suit, proceeding, hearing or investigation.

                  3.14.3 None of Gull, its Subsidiaries and the other members of the Controlled Group of Corporations that includes Gull and its Subsidiaries contributes to, has, within the seven years ending on the Closing Date, contributed to, or been required to contribute to any multiemployer plan or has any liability, including withdrawal liability, under any multiemployer plan as defined in ss.4001(a)(3) of ERISA.

                  3.14.4 None of Gull and its Subsidiaries contributes or is required to contribute to any Employee Welfare Benefit Plan providing medical, health or life insurance or other welfare- type benefits for current or future retired or terminated employees, their spouses or their dependents, other than in accordance with Code ss.4980B.

                  3.15 Guaranties. Except as set forth in the Disclosure Schedule or the Public Reports, none of Gull and its Subsidiaries is a guarantor or otherwise is liable for any material liability or obligation, including indebtedness, of any other Person.

                  3.16     Environment, Health and Safety.

                  3.16.1 Except as set forth in the Disclosure Schedule, to the Knowledge of Gull, all real property owned, leased or controlled by Gull and the improvements thereon and the soil and groundwater thereunder ("Properties"): (i) do not contain and are not contaminated by any Hazardous Substance; (ii) do not contain and have not previously contained underground storage tanks; (iii) have never been used for the generation, treatment, storage or disposal of any Hazardous Substance (other than routine storage, use and sale of Hazardous Substances from time to time in the Ordinary Course of Business and in compliance, in all material respects, with Environmental, Health and Safety
Laws), or for mining, landfilling, dumping, gasoline station, dry cleaning or commercial petroleum product storage purposes; (iv) have never been the subject of any activities representing a violation or alleged violation of, and are not currently under investigation pursuant to, any Environmental, Health or Safety Laws or any obligation to report to or action by a governmental authority pursuant to any Environmental, Health or Safety Laws, and are in full compliance with all Environmental, Health or Safety Laws; (v) have not been subject to any release of any Hazardous Substance from any nearby property; (vi) have never been the subject of an environmental audit or assessment, or remedial action or a lien or encumbrance for an environmental problem; and (vii) do not contain asbestos, polychlorinated biphenyls (PCBs) or nuclear fuels or wastes.

                  3.16.2 Gull: (i) is, and has been, to its Knowledge, in compliance in all material respects with all applicable Environmental, Health or Safety Laws; (ii) has not received any notices, demand letters or requests for information from any governmental entity or any third party that assert Gull may be in violation of, or liable under, any Environmental, Health or Safety Laws;
(iii) is not subject to any notice, order or decree of any court, or governmental entity arising under any Environmental, Health or Safety Laws, except for such matters as do not, individually or in the aggregate, have a material adverse effect on Gull, its business, or its Properties; (iv) has not transported or arranged for the transportation of any Hazardous Substances to any site listed on EPA's National Priorities List of Hazardous Substance Sites or comparable state Hazardous Substance Site List; and (v) is not liable for any Hazardous Substance contamination at any other site or location under any Environmental, Health and Safety Laws. To its Knowledge, Gull has timely and accurately filed every report or notification required to be filed, and has acquired, maintained and timely submitted renewal applications for all necessary certificates and permits and has and is in compliance with such certificates and permits (all of which are listed in the Disclosure Schedule), and has generated and maintained all data, documentation and records required under all Environmental, Health or Safety Laws. Copies of all documents received by Gull from, or submitted by Gull to, any governmental authority, court, or third party concerning any matters arising under any Environmental, Health and Safety Laws, and all reviews, audits, assessments, analyses or other documents pertaining to Environmental, Health and Safety Laws, have been furnished by Gull to Meridian.

                  3.16.3 Except as set forth in the Disclosure Schedule, there are not now pending or, to Gull's Knowledge, threatened, and during the preceding five (5) years, there has not occurred any Occupational Safety and Health Act ("OSHA") inspections, complaints, and/or citations relating to Gull's business operations or the places where it conducts its business operations. To Gull's Knowledge, no modifications or changes in or to any of the Properties or the manner in which Gull conducts its business are necessary to continue operations in accordance with applicable OSHA requirements.

                  3.16.4                Definitions.

                           3.16.4.1  "Environmental,  Health  and  Safety  Laws"
means all foreign, federal, state and local laws, statutes, codes, ordinances, regulations, rules, policies, consent decrees, judicial or administrative orders, permits, approvals, or other requirements relating to the protection of human health or the environment, all as amended or modified from time to time, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss.9601, et seq.), the Solid Waste Disposal Act, as amended (42 U.S.C. ss.6901, et seq.), the Hazardous Waste Materials Transportation Act, as amended (49 U.S.C. ss.1801, et seq.), the Clean Air Act, as amended (42 U.S.C. ss.7401, et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. ss.1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. ss.2601, et seq.), the Safe Drinking Water Act, as amended (42 U.S.C. ss.300f, et seq.), the Atomic Energy Act, as amended (42 U.S.C. ss.2014, et seq.), the Federal Insecticide Fungicide and Rodenticide Act, as amended (7 U.S.C. ss.136, et seq.), the Oil Pollution Act of 1990, as amended (33 U.S.C. ss.2701, et seq.), the Emergency Planning and Community Right-to-Know Act of 1986, as amended (42 U.S.C.
ss.11001, et seq.), the Occupational Safety and Health Act, as amended (29 U.S.C. ss.651, et seq.), and the regulations adopted and publications promulgated pursuant thereto, and shall also include any common law theory based on nuisance, trespass, negligence or other tortious conduct.

                           3.16.4.2  "Hazardous  Substance" means any substance,
material or waste (a) the presence of which requires investigation or remediation under any Environmental, Health and Safety Laws; or (b) which is defined, characterized, identified, or listed as a hazardous waste, hazardous substance, toxic substance, infectious waste, solid waste, industrial waste, mixed (hazardous and radioactive) waste, pollutant, contaminant or similar term under any Environmental, Health and Safety Laws; or (c) which is toxic, explosive, corrosive, reactive, ignitable, flammable, infectious, radioactive, toxic, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority as a threat to human health or safety or the environment; or (d) the presence of which on the property causes or threatens to cause a nuisance upon the property or to adjacent property or poses or threatens to pose a hazard to the health or safety of Persons on or about the property; or (e) the release of which on adjacent properties could constitute a trespass; or (f) which is asbestos or asbestos containing materials; or (g) which is polychlorinated biphenyls; or (h) which contains petroleum or any petroleum- derived products or fractions thereof; or (i) which is dioxin; or (j) which may give rise to liability or is otherwise regulated under any Environmental, Health and Safety Laws.

                  3.17     Intellectual Property.

                  3.17.1 For purposes of thisss.3.17, the following terms shall have the following meanings:

                           3.17.1.1   "Marks"  means  names   "Gull,"   "Seagull
Design," "Protectoral," "Sportstaff," ":XTrax," "ONLi" or "GeneSTAR" and all fictional business names, trading names, registered and unregistered trademarks, service marks and applications used in the business or owned, used or licensed by Gull;

                           3.17.1.2   "Patents"   means  the   patents,   patent
applications, and inventions and discoveries that may be patentable that are used in the business and are owned, used or licensed by Gull;

                           3.17.1.3  "Copyrights"  means all  copyrights in both
published works and unpublished works owned, used or licensed by Gull;

                           3.17.1.4  "Trade  Secrets" means all know-how,  trade
secrets, confidential information, customer lists, internally derived or custom software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Gull as licensee or licensor;

                           3.17.1.5  "Software" means the computer  software and
all computer software code documentation commentaries, owned, licensed or used by Gull in the conduct of the business; and

                           3.17.1.6   "Intellectual   Property   Assets"   means
collectively the Marks, Patents, Copyrights, Trade Secrets and Software.

                  3.17.2 The Disclosure Schedule contains a complete and accurate list and summary description, including any royalties paid or received by Gull, of all agreements relating to its Intellectual Property Assets to which Gull is a party or by which Gull is bound except for any license applied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $2,000 under which Gull is a licensee. There are no outstanding and, to Gull's Knowledge, no threatened disputes or disagreements with respect to any such agreement.

                  3.17.3 The Disclosure Schedule contains a complete and accurate list and summary description of all Marks. Except as set forth in the Disclosure Schedule, all Marks that have been registered with the applicable Trademark Office are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date. Except as set forth in the Disclosure Schedule, Gull has taken all necessary actions in accordance with applicable law to maintain and protect each Mark. Except as set for in the Disclosure Schedule, no Mark has been or is now involved in any opposition, invalidation, or cancellation and, to Gull's Knowledge, no such action is threatened with respect to any of the Marks, nor is there any potentially interfering trademark or trademark application of any third party.

                  3.17.4 With respect to the Trade Secrets taken as a whole, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the Knowledge or memory of any individual. Gull has taken all reasonable precautions to protect the secrecy, confidentiality and value of its Trade Secrets.

                  3.17.5 Except as listed on the Disclosure Schedule, no action is pending or, to the Knowledge of Gull, threatened with respect to Gull's ownership of, or potential infringements of or any other claims of any nature relating to or arising from its Intellectual Property Assets or the current products of Gull. None of Gull's Intellectual Property Assets, including current products manufactured by Gull, infringe, violate or constitute a misappropriation, or to the Knowledge of Gull in the past infringed, violated or constituted a misappropriation, of any intellectual property rights of any other Person or entity. Neither Fresenius nor Gull has received any complaint, claim or notice and, to Gull's Knowledge, there is no basis for any such complaint, claim or notice. Gull has taken all reasonable measures to protect the proprietary nature and value of each of the Intellectual Property Assets, and to maintain in confidence all Trade Secrets that it owns or uses. No other Person or entity has any rights to any of the Intellectual Property Assets owned or used by Gull, except for licensors of Intellectual Property Assets to Gull or other licensees of Intellectual Property Assets to which Gull has not been granted an exclusive license, and to Gull's Knowledge, no other Person or entity is infringing, violating or misappropriating any of the Intellectual Property Assets of Gull.

                  3.17.6 Except as set forth in the Disclosure Schedule with respect to "GeneSTAR," Gull does not own or operate any Software developed by it or developed by others exclusively for its use.

                  3.17.7 The Software included in the Intellectual Property Assets performs in accordance with the documentation and other written materials used in connection with the Software and is free of defects in programming and operation, is in machine-readable form, contains all currently available computer programs, materials, tapes, object and source codes, other written materials, know-how and processes related to the Software. Gull has made available to Meridian for its review complete and correct copies of all user and technical documentation related to the Software.

                  3.17.8 Fresenius and Gull have each kept secret and neither has disclosed the source code for the Software to any Person or entity other than certain employees of Fresenius and Gull who are subject to the terms of a binding confidentiality agreement with respect thereto. Fresenius and Gull have each taken all appropriate measures to protect the confidential and proprietary nature of the Software, including without limitation the use of confidentiality agreements with all of its employees having access to the Software source and object code. There have been no Patents applied for and no Copyrights registered for any part of the Software. There are no trademark rights of any Person or entity in the names "Gull," "Seagull Design," "Protectoral," "Sportstaff," ":XTrax," "ONLi" or "GeneSTAR."

                  3.17.9 The Software includes acceptable design and performance specifications so that the Software will not abruptly end or provide invalid or incorrect results during the operation of Gull's business on or after January 1, 2000. The Software is designed to ensure year 2000 compatibility and includes, but is not limited to, date data century recognition, calculations that accommodate same century and multi-century formulas and date values, date data interface values that reflect the century, and includes year 2000 leap year calculations.

                  3.18 Disclosure. The Proxy Materials will comply in all material respects with the Securities Exchange Act and the applicable rules and regulations thereunder. None of the information that Gull will supply that is included in the Proxy Materials will, at the time the Proxy Materials are first mailed to Gull's Stockholders or at the time of the meeting of Gull Stockholders, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that Gull makes no representation or warranty with respect to any information that Meridian and the Transitory Subsidiary supply that is included in the Proxy Materials.

                  3.19 Opinion of Financial Advisor. Gull has received the opinion of Houlihan Valuation Advisors, a true and correct copy of which is attached as Exhibit E, dated the date of this Agreement (the "Fairness Opinion").

                  3.20 Proficiency Surveys. Except as set forth in the Disclosure Schedule, the supply contract pursuant to which Gull provides test specimens to the College of American Pathologists' Proficiency Surveys will not be adversely affected by completion of the Merger.

                  3.21     Products, Inventories and Operations.

                  3.21.1 Except as set forth in the Disclosure Schedule, the Products manufactured by Gull have at all times been manufactured in compliance in all material respects with all rules and regulations with respect to Good Manufacturing Practices as such may be determined by the Federal Food and Drug Administration ("FDA") or in compliance with all other applicable laws of both the United States and non-United States governments ("GMP Requirements") and in compliance in all material respects with all representations made in any submissions to the FDA or similar non-United States authorities concerning or relating to such Products, including submissions to obtain marketing approval. Gull has maintained its registration of its manufacturing facilities with FDA at all times.

                  3.21.2 Except as set forth in the Disclosure Schedule, the finished goods inventories, net of reserves for excess and obsolete inventories, of the Products at the Closing are in good, usable and salable condition, free from any defect, whether latent or patent, and currently of a quality, strength and purity which are in conformity with applicable FDA regulations or similar non-United States laws and regulations. Except as set forth in the Disclosure Schedule, no article in such inventories is adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act or similar non-United States laws or regulations nor is any finished article contained in such inventories an article which may not, under the provisions of Sections

404 or 505 of the said Act, be introduced into interstate commerce for the uses thereof previously made by Gull and all written representations with respect to the Products made by Gull to its customers have been in all material respects true, correct and complete. The inventories of finished goods of the Products are packaged for resale in customary packaging used for those products by Gull.

                  3.21.3 Except as set forth in the Disclosure Schedule, the manufacture, use, distribution and sale by Gull of the Products are in accordance in all material respects with the provisions of the applicable authorizations, comply in all material respects with all applicable laws and regulations and do not interfere with the rights of any Person to know-how or to any property right the existence of which would materially adversely affect the value of the Products.

                  3.21.4 Except as set forth in the Disclosure  Schedule,  since
June 30, 1998, Gull has not failed to file any report, data, or other information with respect to the Products, the materials or the operation of Gull's plants where the Products are manufactured that is required to be filed with the FDA or any other federal, state or local government agency or non-United States government agency, which failure to file would materially adversely affect the Products, the materials or the operations of Gull's plants where the Products are manufactured. Except as disclosed in the Public Reports or the Disclosure Schedule, Gull is in all material respects in compliance with current federal, state, state agency and local government and other governmental and non-United States government reporting requirements, if any, relating to the Products, the materials and the plant operation where the Products are manufactured.

                  3.21.5 All information concerning the Products, the materials and the operation of Gull's plants where the Products are manufactured, including published and unpublished data, relating to the safety and efficacy of the Products, coming to the attention of Gull or Fresenius within two years prior to the Closing Date not already listed on other Disclosure Schedules will be promptly disclosed to Meridian prior to Closing.

                  3.21.6 Schedule 3.21.6 sets forth all FDA Form 483 inspectional observations delivered by the FDA to Gull since June 28, 1994. Gull is currently in full compliance with all FDA Form 483 inspectional observations delivered by the FDA to Gull, or Gull has delivered plans of correction to the FDA for compliance in all material respects with all observations of objectionable conditions and practices listed on such FDA Form 483 to the FDA, and such plans of correction have been completed or are being diligently pursued in accordance with the terms and conditions agreed between the FDA and Gull to correct such objectionable practices identified by the FDA on all such FDA Form 483 inspectional reports.

                  3.22     Formulae, Etc., for Products.

                  3.22.1 The Disclosure Schedule contains a true and correct list of the Products in inventory, those being manufactured and those being sold or distributed by Gull and other products or technology related to the Products.

                  3.22.2 With respect to the Products currently being manufactured, Gull has a sufficient combination of manufacturing and testing instructions, formulae and other documentation sufficient for the manufacture of such Products in accordance with Gull's current manufacturing practices.

                  3.23 Expiration Dates. Except as set forth in the Disclosure Schedule, all of the Products bear an expiration date suitable for sale of the Products in the Ordinary Course of Business which is based upon Gull's available data.
                  3.24 Subsidiaries and Other Capital Stock. The Subsidiaries are listed in the Disclosure Schedule. Except as set forth in the Disclosure Schedule, Gull owns all outstanding securities of each of the Subsidiaries. No Subsidiary has outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights or other contracts or commitments that could require such Subsidiary to issue, sell, or otherwise cause to become outstanding any of its capital stock.

                  3.25 Real Property. The Disclosure Schedule sets forth a description of all real property of Gull owned, leased or subject to a purchase contract or lease commitment, detailing which properties are owned and which are leased, with a brief description of all buildings and structures thereon (sometimes collectively the "Real Property"). A list of all such purchase contracts or leases is contained in the Disclosure Schedule. With respect to the Real Property that is owned by Gull and identified on the Disclosure Schedule, title to such Real Property is, and at the Effective Time shall be, except to the extent identified in the Disclosure Schedule, good and marketable, fee simple, free and clear of all liens, encumbrances, adverse claims and other matters affecting Gull's title to or possession of such Real Property, including, but not limited to, all encroachments, boundary disputes, covenants, restrictions, easements, rights of way, mortgages, security interests, leases, encumbrances and title objections, excepting only (i) liens for real estate taxes not yet due and payable and (ii) such easements, restrictions and covenants presently of record which will not, in Meridian's sole judgment (which judgment will be exercised prior to Closing to the extent such easements, restrictions and covenants have been disclosed in the Disclosure Schedule), interfere with or impair Meridian's intended use of any of the Real Property or reduce the value of any of the Real Property, which easements, restrictions and covenants are listed on the Disclosure Schedule in a manner so that the Real Property to which they relate is readily identifiable (collectively the "Permitted Encumbrances"). At Closing, title to the Real Property owned by Gull shall be insurable by Meridian by a title insurance company reasonably satisfactory to Meridian, at such company's regular rates pursuant to an ALTA 1987 owner's form of policy, free of all exceptions except the aforesaid easements, restrictions and covenants to the extent not objectionable to Meridian. A list of existing title insurance policies is contained in the Disclosure Schedule. Except as set forth in the Disclosure Schedule, all Real Property and the buildings located thereon are in compliance in all material respects with applicable zoning laws and regulations. All buildings and structures owned or leased by Gull, and the mechanical components (including HVAC systems), roofs, fixtures and equipment located therein or thereon, are now, and at the Closing Date will be, in good operating condition and repair, subject only to normal maintenance and repair, fit for the uses for which they are intended, and no material repairs will need to be made as of the Closing Date to continue the use of such buildings and structures as presently used.

                  3.26 Equipment. Gull shall deliver to Meridian prior to Closing a computer generated asset register which will list all material items of machinery, equipment and similar property, including vehicles, owned by Gull on the Closing Date. All such machinery, equipment and similar property, including vehicles, shall be in good working order on the Closing Date. Except as set forth in the Disclosure Schedule, all equipment owned by Gull and placed with customers has been validated for the specific Gull tests that run on that equipment.

                  3.27 Contracts and Agreements. The Disclosure Schedule sets forth a description of all contracts and agreements, whether written or oral, and all amendments thereto or modifications thereof to which Gull is a party or by which it is bound, which involve future payments by or to Gull of $25,000 or more, other than contracts which are terminable by Gull upon thirty days or less notice without cost or expense to Gull, and all notes, mortgages, pledges, deeds of trust, security, loan or credit agreements and similar instruments or arrangements to which Gull is a party or by which it is bound and all amendments or modifications thereof (collectively the "Contracts"), together in each case with copies of all such agreements, contracts and other instruments as Meridian may reasonably request. Except as set forth in the Disclosure Schedule:

                  3.27.1 Each Contract is a valid and binding agreement of Gull and, to the best of Gull's Knowledge, is a valid and binding agreement of the other parties thereto;

                  3.27.2 Gull has fulfilled all obligations required pursuant to each Contract to have been performed by Gull on its part prior to the date hereof, and Gull has no reason to believe that it will not be able to fulfill, when due, all of Gull's obligations under the Contracts that remain to be performed after the date hereof; and

                  3.27.3 There has not occurred any default under any Contract on the part of Gull; Gull does not have any Knowledge that any default under any Contract on the part of the other parties thereto has occurred; and Gull does not have any Knowledge that any event has occurred which with the giving of notice or the lapse of time, or both, would constitute any default under any of the Contracts.

                  3.28 Accounts Receivable. All accounts receivable of Gull that are reflected in the financial statements contained in the 1998 10-Q are valid obligations arising from sales actually made or services actually performed in the ordinary course of business of Gull. Except as set forth on the Disclosure Schedule, there is no contest, claim or right of set-off, other than returns in the ordinary course of business of Gull, under any contract or arrangement with any obligor of an accounts receivable relating to the amount or validity of such accounts receivable.

                  3.29 Licenses and Permits. The Disclosure Schedule sets forth a list of, and Gull is in possession of, all licenses, permits for the development, manufacture and marketing of products pursuant to such licenses and permits of Gull, other than any permit, the absence of which does not have a material adverse effect upon the business, financial condition or prospects, and states that the permits are valid and in full force and effect. Except as set forth in the Disclosure Schedule, Gull is in compliance in all material respects with all conditions or requirements imposed by or in connection with the permits and with respect to the conduct of its business. Gull has received no notice of, and there is not to the Knowledge of Gull, any reason to believe that any authority intends to cancel, terminate or modify any of the permits or adopt or modify rules and regulations which would adversely affect the permits.

                  3.30 Taxes and Tax Returns. Gull will, between the date hereof and the Closing Date, and through the date of this Agreement has, duly and timely filed all federal, state and local (United States and all foreign jurisdictions) tax returns required to be filed by it (unless a valid extension therefore has been granted), and all such returns are, or will be when filed, true, complete and correct in all material respects. Gull has, or will have prior to the Closing Date, duly and timely paid or made adequate provision for the payment of all taxes, assessments and other governmental charges which have been incurred as set forth in the aforementioned tax returns or are otherwise due and payable with respect to periods ending on or prior to the Closing Date. All sales taxes required through the date of this Agreement to be collected and remitted by Gull have been properly collected and remitted. All sales taxes will continue to be properly collected and remitted to the extent required, up to and through the Closing Date. All necessary sales tax exemption certificates have been obtained by Gull and all such certificates have been properly completed and maintained. No tax return, except as set forth in the Disclosure Schedule, filed by Gull is under audit or examination by any taxing authority and there are no applications or agreements for the extension of the time for the filing of any tax return or for the assessment of any amounts of tax nor any consent to an extension of the period of limitations applicable to such assessment or to the collection of any tax. No issues have been raised in connection with any prior or pending inquiry into, or audit of, any tax filings of Gull which may be expected to be raised in the future by such taxing authorities and no facts exist or have existed which would constitute grounds for the assessment of any further tax liabilities, which individually or in the aggregate are material with respect to the periods which have not been examined by the taxing authority of the relevant jurisdiction. Gull has made available to Meridian true and complete copies of all United States federal, state and local income tax returns and similar tax returns filed with non-United States jurisdictions which it has filed for each of the past three years as set forth in the Disclosure Schedule together with copies of all schedules, work papers, elections, tax depreciation schedules and other documents which were used in the preparation of each such tax return. There are no liens for taxes upon the assets of Gull except for liens for taxes not yet due. As used herein, "taxes" mean all net income, gross income, gross receipts, value added, sales, use, transfer, franchise, profits, withholding, payroll, employment, excise, severance, property or windfall profits taxes, or other taxes of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority, domestic or non-United States, upon Gull with respect to all periods or portions thereof ending on or before the Effective Time and/or any liability of Gull for the payment of any amounts of the type described in the immediately preceding clause as a result of being a member of an affiliated or combined group or a Controlled Group of Corporations.

                  3.31 Transactions With Affiliates. Except as set forth in the Public Reports or the Disclosure Schedule and except for compensation or other customary employee benefits provided in the Ordinary Course of Business, since December 31, 1997, Gull has not entered into, or been a party to, any transaction with a value in excess of $5,000 which provided for payment to or from, or the transfer of, any property of Gull to or from any Gull Stockholders, any director, officer or other employee of Gull, to any member of the family of any such Person or to any corporation, partnership, trust or other entity in which any such Person has an ownership interest or is an officer, director, partner or trustee.

                  3.32 Compliance with Applicable Law. Except as set forth in the Disclosure Schedule, Gull is conducting and has conducted its business so as to comply, in all material respects with all applicable laws, ordinances, regulations, decrees and orders, of any govern mental entity, domestic or non-United States, including without limitation compliance with the National Labor Relations Act, as amended, the Welfare and Pension Plans Disclosure Act, the Fair Labor Standards Act and Equal Pay Act, Title 7 of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, and any other law, ordinance, regulation, decree or order, except, in each case, for any failure to comply which is not reasonably likely to have a material adverse effect on the financial condition, business, properties, reputation, results of operations or prospects of Gull, Meridian and the Transitory Subsidiary.

                  3.33 General Disclosure Matters. No representation or warranty by Gull contained in this Agreement, the Disclosure Schedule attached hereto or in any statement or certification furnished or to be furnished to Meridian pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                  3.34 Other Disclosures. Notwithstanding the foregoing ss.3.1 through ss.3.33, if Meridian has actually received notice of or has actual knowledge of a fact or matter, such fact or matter shall be deemed to have been disclosed to Meridian as required by this Agreement.

                  4.0 Representations and Warranties of Meridian and the Transitory Subsidiary. Each of Meridian and the Transitory Subsidiary represents and warrants to Gull and Fresenius that the statements contained in this Section are correct and complete as of the date of this Agreement.

                  4.1 Organization. Meridian and the Transitory Subsidiary are corporations each duly organized, validly existing, and in good standing under the laws of Ohio and Utah, respectively. The Transitory Subsidiary was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby. Meridian has full corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

                  4.2 Authorization of Transaction. Each of Meridian and the Transitory Subsidiary has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Meridian and the Transitory Subsidiary and the consummation by Meridian and the Transitory Subsidiary of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Meridian and the Transitory Subsidiary. No vote of Meridian's stockholders is required to approve this Agreement or the transactions contemplated hereby. This Agreement has been duly executed and delivered by Meridian and the Transitory Subsidiary and, assuming this Agreement constitutes a valid and binding obligation of Gull and Fresenius, constitutes a valid and binding obligation of each of Meridian and the Transitory Subsidiary enforceable against Meridian and the Transitory Subsidiary in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity.

                  4.3 Noncontravention. Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Exchange Act, the Hart-Scott-Rodino Act, the laws of Utah, the laws of other states in which Gull is qualified to do or is doing business and state takeover laws, and except for the filing of Articles of Merger with the Utah Division of Corporations and Commercial Code, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which either Meridian or the Transitory Subsidiary is subject or any provision of the charter or Bylaws of either Meridian or the Transitory Subsidiary or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which either Meridian or the Transitory Subsidiary is a party or by which it is bound or to which any of its assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice would not have a material adverse effect on the ability of the Parties to consummate the transactions contemplated by this Agreement.

                  4.4 Brokers' Fees. Neither Meridian nor the Transitory Subsidiary has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which any of Gull, Fresenius or their Subsidiaries could become liable or obligated.

                  4.5 Disclosure. None of the information that Meridian and the Transitory Subsidiary will supply specifically for use in the Proxy Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

                  4.6 Litigation. As of the date of this Agreement, there is no suit, claim, action, proceeding or investigation pending or, to the Knowledge of Meridian and the Transitory Subsidiary, threatened against Meridian or any of its Subsidiaries that could reasonably be expected to prevent or materially delay the consummation of the Merger. As of the date of this Agreement, neither Meridian nor any of its Subsidiaries is subject to any outstanding order, writ, injunction or decree that could reasonably be expected to prevent or materially delay the consummation of the Merger.

                  4.7 Available Funds. At the closing, Meridian will have sufficient funds available to pay the Merger consideration and to fulfill and satisfy its other obligations to Fresenius under this Agreement.

                  5.0 Representations and Warranties of Fresenius. Fresenius represents and warrants to Meridian that the statements contained in this Section and the representations and warranties of Gull set forth in ss.3 and the accompanying Disclosure Schedule are correct and complete as of the date of this Agreement provided that matters represented to Knowledge of Gull shall in this respect be represented to the Knowledge of Fresenius based on the actual Knowledge of Rainer Baule or Yorck Schmidt. Nothing in this Section 5 shall constitute a representation by Fresenius as to the Knowledge of Gull.

                  5.1 Organization. Fresenius is a corporation duly organized and validly existing under the laws of Germany.

                  5.2 Authorization of Transaction. Fresenius has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Fresenius and the consummation by Fresenius of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Fresenius and no other corporate proceedings on the part of Fresenius are necessary to authorize this Agreement or to consummate the transactions so contemplated, subject to approval by the Supervisory Board of Fresenius. No vote of Fresenius' stockholders is required to approve this Agreement or the transactions contemplated hereby. This Agreement has been duly executed and delivered by Fresenius and, assuming this Agreement constitutes a valid and binding obligation of Gull, Meridian and the Transitory Subsidiary, constitutes a valid and binding obligation of Fresenius enforceable against Fresenius in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and to general principles of equity.

                  5.3 Brokers' Fees. Fresenius has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which any of Gull and its Subsidiaries could become liable or obligated.

                  5.4 Disclosure. None of the information that Fresenius will supply specifically for use in the Proxy Materials will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

                  5.5 Ownership of Stock of Gull Shares. Fresenius warrants that it owns 4,930,693 Gull Shares free, clear and unencumbered and has sole voting power with respect to all of such Gull Shares.

                  5.6 Transactions with Gull. The Public Reports or the Disclosure Schedule sets forth all material business arrangements or relationships that Fresenius or any of its Affiliates have had with Gull or any of its Subsidiaries since January 1, 1997. Except as set forth in the

Disclosure Schedule, neither Fresenius nor any of its Affiliates owns any asset used in the business of Gull and its Subsidiaries.

                  6.0 Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

                  6.1 General. Each Party will use its reasonable best efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement including satisfaction, but not waiver, of the closing conditions set forth in ss.8.

                  6.2 Notices and Consents. Gull will give any notices, and will cause each of its Subsidiaries to give any notices, to third parties and will use its reasonable best efforts to obtain, and will cause each of its Subsidiaries to use its reasonable best efforts to obtain, any third party consents, that Meridian reasonably may request in connection with the matters referred to in ss.3.4.

                  6.3 Regulatory Matters and Approvals. Each of the Parties will, and Gull will cause each of its Subsidiaries to, give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in ss.ss. 3.4 and 4.3. Without limiting the generality of the foregoing:

                  6.3.1 Securities Exchange Act. Gull will promptly after the execution of this Agreement prepare and file with the SEC preliminary proxy materials and any other statements or filings required under the Securities Exchange Act relating to the special meeting and the transactions contemplated hereunder (the "SEC Filings"). Gull will use its reasonable best efforts to respond to the comments of the SEC thereon and will make any further filings in connection therewith that may be necessary, proper or advisable. Meridian, the Transitory Subsidiary and Fresenius will provide Gull with whatever information and assistance in connection with the foregoing filings that Gull reasonably may request. Each of Gull, Meridian, the Transitory Subsidiary and Fresenius shall correct promptly any such information specifically provided by it which shall have become false or misleading in any material respect. Gull shall take all steps necessary to file or to cause to be filed with the SEC and have cleared by the SEC any amendment or supplement to the preliminary proxy statement so as to correct the same and to cause the Proxy Statement as so corrected to be disseminated to Gull Stockholders, in each case as and to the extent required by applicable law.

                  6.3.2 Special Meeting. Gull will call a special meeting of Gull Stockholders, as soon as reasonably practicable in order that Gull Stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Utah Revised Business Corporation Act. Gull will mail the Proxy Materials to its Stockholders as soon as reasonably practicable after clearance thereof by the SEC. Gull shall, through its Board of Directors, recommend to its Stockholders adoption of this Agreement and approval of the Merger and shall not withdraw such recommendation; provided, however, that Gull's Board of Directors shall not be required to make and shall be entitled to withdraw such recommendation if the Fairness Opinion shall be withdrawn or if Gull's Board of Directors reasonably concludes, for any other reason, in good faith after consultation with, and based on the advice of, its outside counsel, that the making of or the failure to withdraw, such recommendation would be inconsistent with the fiduciary obligations of Gull's Board of Directors under applicable law.

                  6.3.3 Hart-Scott-Rodino Act. Meridian and Fresenius will file Notification and Report Forms and related material with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, and each will use its reasonable best efforts to obtain, an early termination of the applicable waiting period, and will make any further filings pursuant thereto that may be necessary, proper, or advisable.

                  6.4 Operation of Business. Gull will, and will cause its Subsidiaries to, engage only in practices, and only take actions, or enter into transactions in the Ordinary Course of Business. In addition, during the period from the date of this Agreement through the Effective Time, Gull will not and will not cause or permit any of its Subsidiaries to do any of the following without, in each instance, the prior written consent of Meridian, which consent shall not be withheld unreasonably:

                  6.4.1 none of Gull and its Subsidiaries will authorize or effect any change in its Articles of Incorporation, Charter or Bylaws;

                  6.4.2 none of Gull and its Subsidiaries will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock except upon the exercise of options, warrants, and other rights currently outstanding;

                  6.4.3 none of Gull and its Subsidiaries will declare, set aside, or pay any dividend or distribution with respect to its capital stock, whether in cash or in kind, or redeem, repurchase, or otherwise acquire any of its capital stock other than repurchases of outstanding options to purchase Gull Shares;

                  6.4.4 none of Gull and its Subsidiaries will issue any note, bond, or other debt security or, other than in the Ordinary Course of Business, create, incur, assume or guarantee any indebtedness for borrowed money or capitalized lease obligation except for financing provided by Fresenius and except for extensions or refinancings of existing indebtedness;

                  6.4.5 none of Gull and its Subsidiaries will impose or permit or cause to be imposed any Security Interest upon any of its assets outside the Ordinary Course of Business;

                  6.4.6 other than purchases of inventory in the Ordinary Course of Business, none of Gull and its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person in amounts exceeding $10,000 in any one or related group of transactions;

                  6.4.7 none of Gull and its Subsidiaries will make any change in employment terms, policies or practices for any of its directors or officers or make any change in employment terms, policies or practices for its non-officer employees outside the Ordinary Course of Business;

                  6.4.8 none of Gull and its Subsidiaries will commit to do any of the foregoing; and

                  6.4.9 Gull shall preserve all manufacturing instructions, formulae and other documentation and all available information concerning the Products under development and shall disclose to Meridian all manufacturing processes and Trade Secrets possessed by Gull relating to the Products.

                  6.5 Continuance of Operations. Gull will, and will cause each of its Subsidiaries to, use its reasonable efforts to keep its business and property substantially intact, including its present operations, its physical facilities, working conditions and relationships with lessors, licensors, suppliers, customers and employees and operate so as to maintain the levels of finished and raw goods inventory and sales activity consistent with its practices during the preceding twelve months. Gull shall take such steps as are appropriate so at the closing it will have on hand finished goods inventory of the Products listed below, which represent approximately 80% of Gull's sales on a unit basis, during the six months ended September 9, 1998, and which will be sufficient to meet normal sales demand for the next four months following the Closing Date. The listing of products is:


ANALYTE                                                   H2E150-E/EIA HSV 2 IgM
XX715-E/GULLSORB                                          EA101-E/IFA EBV-EA
EBE150/EIA EBV IgM PEMA                                   EB211-E/IFA EBV IgG
4870311/EIA EBV IgG PEMA                                  RBE100-E/EIA RBOLA IgG
EBE150-E/EIA EBV IgM                                      XX710-E/GULLSORB
4870011/IFA EBV IgG PEMA                                  LDE150/EIA LYME IgM
EB100-E/IFA EBV IgG                                       EB251-E/IFA EBV M PCK
4870031/IFA EBV IgM PEMA                                  RUE100-E/EIARBELA IgG
EBE100/EIA EBV IgG                                        H2I101-E/EIA HSVTS IgG
EB150-E/IFA EBV IgM                                       EN100-E/IFA EBNA
XX71AN/GULLSORB PEMA                                      VZE101-E/EIA VZV QQ
4870331/EIA EBNA PEMA                                     CME150-E/EIA CMV IgM
TCE100-E/EIA CHAGAS                                       H2E100-E/EIA HSV IgG

4870321/EIA EBV IgM PEMA                                   CME100/EIA CMV IgG
H1E150-E/EIA HSV 1 IgM


                  6.6 Due  Diligence.  Fresenius  and Gull will  each,  and will cause Gull's Subsidiaries to, permit representatives of Meridian to have reasonable access at reasonable times upon reasonable notice to all premises, properties, personnel, books, records including tax records, contracts, and documents of or pertaining to each of Gull and its Subsidiaries. Such parties will also furnish Meridian and its representatives with all such information and data concerning the affairs of Gull as Meridian reasonably may request for the purpose of verifying the representations and warranties made herein and further investigating the business and affairs of Gull. In furtherance thereof, Gull will permit Meridian, in a manner approved by Gull, to make contact with all members of management of Gull and its Subsidiaries, with their customers and with such other Persons with which Gull has been conducting business. The performance of this due diligence by Meridian will be conducted as expeditiously as practical. Meridian's performance of due diligence of the acquisition of information by Meridian shall not relieve Gull or Fresenius from any representation, warranty or covenant made by either of them in this Agreement. Fresenius or Gull will provide Meridian with the appropriate occupancy upon commercially reasonable terms in the German facilities of Fresenius or Gull until the closing. All information obtained by Meridian or the Transitory Subsidiary pursuant to this Agreement shall be kept confidential in accordance with the Confidentiality Agreement dated November 18, 1997 between Gull and Meridian (the "Confidentiality Agreement"). Each of Gull, Meridian and the Transitory Subsidiary hereby expressly affirms the terms of, and acknowledges that it is bound by, such Confidentiality Agreement and agrees and acknowledges that such terms and the Confidentiality Agreement shall survive the termination of this Agreement.

                  6.7 Notice of Developments. Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of its own representations and warranties in ss.ss. 3, 4 and 5. No disclosure by any Party pursuant to this Section, however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant unless the Party closes the transaction after receipt of such written disclosure.

                  6.8 Exclusivity. Each of Fresenius and Gull will not, and will not cause or permit any of its employees or agents to, solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to a tender or exchange offer, a merger, consolidation or other business combination involving Gull or any of its Subsidiaries or any proposal to acquire in any manner a substantial equity interest in, or substantial portion of the assets of, Gull or any of its Subsidiaries (a "Third Party Offer"); provided, however, that Fresenius, Gull and their respective directors and officers may engage in discussions or negotiations with, or furnish information concerning Gull and its properties, assets and business to any Person which makes a Third Party Offer if the Board of Directors of Gull reasonably concludes in good faith after consultation with, and based on the advice of, its outside counsel, that the failure to take such action would be inconsistent with the fiduciary obligations of such Board of Directors under applicable law; and provided further, that notwithstanding anything to the contrary herein contained, the Board of Directors of Gull may take and disclose to Gull Stockholders a position contemplated by Rule 14e-2 promulgated under the Securities Exchange Act, comply with Rule 14d-9 thereunder and make all disclosures required by applicable law in connection therewith and such actions shall not be considered a breach of this Section of this Agreement. Gull shall promptly, but in no case later than 48 hours, notify Meridian of a decision by Gull to engage in discussions or negotiations with, or furnish information concerning Gull or its properties, assets or business to, any Person or of the receipt of any Third Party Offer providing Meridian with a summary of the material terms thereof and the identity of the offeror. Gull shall afford Meridian two business days to respond with a counteroffer to any Third Party Offer. Should this process result in a substantial amount of assets or stock of Gull being sold to another party, Gull and Fresenius will be jointly and severally obligated to pay Meridian $350,000 to compensate Meridian for its time and costs involved in the transaction contemplated by this Agreement. Any such payment will be made promptly in immediately available United States funds.

                  6.9 Bylaw Indemnification. The Bylaws of Gull, as the surviving corporation, shall contain the provisions with respect to indemnification set forth in the Articles of Incorporation and Bylaws of Gull on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of five years after the Effective Time in any manner that would adversely affect the rights thereunder of Persons who at any time prior to the Effective Time were prospective indemnitees under the Articles of Incorporation or Bylaws of Gull in respect of actions or omissions occurring at or prior to the Effective Time, including, without limitation, the transactions contemplated by this Agreement, unless such modification is required by law. For a period of five years after the Effective Time, Meridian will reimburse Fresenius for its actual out-of-pocket costs for the maintenance of "tail coverage" of Gull's officers and directors pursuant to Fresenius' existing insurance policy covering such matters to the extent that such coverage may be purchased with premium payments for such tail coverage established as of the Closing Date or Meridian may, at its option, maintain such coverage with a United States nationally-recognized insurer.

                  6.10 Closing Balance Sheet. At Meridian's expense, Gull will prepare a balance sheet as of the Closing Date in accordance with GAAP, except as provided in ss.6.11, which will be audited by Arthur Andersen LLP in accordance with generally accepted auditing standards. Matters which are subject to judgment will be treated in a manner consistent with Gull's historical accounting practices provided such practices are in accordance with GAAP.

                  6.11     Value of Certain Gull Assets.

                  6.11.1 Subject to ss.ss.6.11.2 and 6.11.3, Fresenius and Gull represent and covenant that the balance sheet prepared as of the Closing Date will contain the values shown for the following assets adjusted to reflect the proceeds from any realization of such assets since May 31, 1998 recorded in a manner consistent with Gull's historical accounting practices:

    ASSETS                                                     VALUE
Hodges Accounts Receivable                                 0 - Gull to write off
Dental Protocol Patent Corp.                               0 - Gull to write off
Standard Engineering Purchase Deposit                      0 - Gull to write off
Hypreps                                                    0
MRX's                                                      0
Omni's and Components                                      0 - Gull to write off
Duets Instruments                                          $1,091,000
Duet Components and Miscellaneous                          $146,000
Equipment, Inventory and Certifications
Bio Lab 300 -200                                           $320,000
Instrumentation Classed as fixed asset                     $472,000
Notes Receivable - Instruments                             $900,000
Bartels Accounts Receivable                                $180,000
Inventory                                                  To be based on
                                                           physical inventory in
                                                           the audited balance
                                                           sheet specified in
                                                           ss.6.10
Deferred Tax Assets and Income Tax                         1,000,000
Refund Receivable

                  6.11.2 Duet Instrument Sales. Commencing on the Closing Date and continuing through December 30, 1999, Meridian shall use, and shall cause Gull to use, its and Gull's respective best commercial efforts to effect sales and rental placements of Duet Instruments. Provided Meridian shall have satisfied its obligations under this ss.6.11.2, Meridian shall be entitled to offset against the principal installment of the Meridian Note due December 31, 1999 an amount equal to $1,091,000 minus the historical acquisition cost of all Duet Instruments sold or placed under rental agreements by Gull, Meridian and their Subsidiaries during such period, provided, however, that the maximum amount of such offset shall be $545,000.

                  6.11.3 Deferred Tax Assets; Income Tax Refund Receivable. Meridian shall be entitled to offset against the installment of principal of the Meridian Note due December 31, 1999 a sum equal to the amount by which $1,000,000 exceeds the portion of Gull's deferred tax assets and income tax refund receivable which, in accordance with the advice of Arthur Andersen Europe is, was or will be in the future available for utilization by Meridian or any of its Subsidiaries prior to December 31, 1999, provided, however, that the maximum amount of any such offset shall be $500,000. As a condition to Meridian's right of offset pursuant to this ss.6.11.3, Meridian shall deliver to Fresenius, on or before December 30, 1999, an opinion of Arthur Andersen Europe stating that the deferred tax assets and income tax refund receivable are not, were not and will not be technically available in the future for utilization by Meridian or its Subsidiaries.

                  6.12 WARN Act Compliance; Severence Obligations. Meridian shall comply with the Worker Adjustment and Retraining Notification Act of 1988 or it shall pay all wages, benefits and fines and other amounts due as a result of its failure to do so. Gull shall use its best efforts to cause commitments to be made by such employees of Gull as Meridian deems necessary to remain employed by Gull. Meridian shall be responsible for all severance pay, costs to cancel outstanding options to purchase Gull Common Stock held by Gull employees and by Eugene Malone or other payments in lieu of compensation due and payable and required to be paid with respect to any employees of Gull terminated after the closing.

                  6.13 Service and Other Arrangements. All service agreements, leases, licenses and other agreements similar in nature between Fresenius and its Subsidiaries and Gull and its Subsidiaries will continue in full force and effect subject to the right, after the Closing Date, of Gull or its Subsidiaries to cancel any or all such agreements from time to time prior to termination by their terms upon 30 days written notice to Fresenius. Any inventory of Gull not relabeled by the Closing Date may continue to be sold with a Fresenius label or relabeled at Fresenius' expense.
                  6.14 Closing Deliveries. The Share Pledge Agreement dated July 17, 1997 by and between Gull Laboratories, Inc. and Fresenius AG will be released at the closing upon Fresenius's receipt of any Meridian Note due pursuant to this Agreement.

                  6.15 Further Meridian Obligations. Meridian shall take all reasonable steps at its expense to provide the College of American Pathologists with the information necessary for the College of American Pathologists to determine whether to give its written consents called for in ss.8.2.13 for Meridian's assumption of control of Gull and to the transfer of the location of production specified therein.

                  7.0      Covenants of Fresenius; Indemnification.

                  7.1 Voting of Shares. Subject to the receipt by directors of Gull of the Fairness Opinion and compliance with the Hart-Scott-Rodino Act as stated in ss.6.3, Fresenius will vote all of the Gull Shares owned by it as stated in ss.5 in favor of the Merger at the special meeting of Stockholders of Gull called to vote upon the Merger. Fresenius shall not be obligated to vote such shares in favor of the Merger if the Fairness Opinion is withdrawn for reasons other than the appearance of a Third Party Offer. In addition, Fresenius shall not be obligated to vote such shares in favor of the Merger if the Fairness Opinion is withdrawn because of the appearance of a Third Party Offer, but in such case Fresenius will pay to Meridian the entire amount of consideration received by Fresenius in excess of $11,094,059 through the consummation of a transaction pursuant to such Third Party Offer. Fresenius will retain ownership and all voting rights to the Gull Shares owned by it through the closing.

                  7.2 Indebtedness of Gull to Fresenius. Upon the closing of the Merger all amounts then owed by Gull to Fresenius will be reduced by a contribution by Fresenius to the capital of Gull to the extent of any reductions in the shareholders' equity of Gull that occurs from December 31, 1997 through the Closing Date. Any remaining amounts owed by Gull to Fresenius, including accrued interest, will be represented by a note of Meridian payable to Fresenius to the extent of 50% of the principal on June 15, 1999 and the balance on December 31, 1999 together in each case with interest on the unpaid balance at 7 1/2% per annum. Should the reduction in shareholders' equity, including without limitation reductions established through ss.ss.6.11.2 and 6.11.3, exceed the aforesaid amounts owed by Gull to Fresenius, the balance will be paid to Meridian by Fresenius at the closing and at the time of determination provided in ss.ss.6.11.2 and 6.11.3. Fresenius will continue to finance Gull through the closing of the Merger in amounts and to the extent and on terms and conditions consistent with Fresenius' past practices in financing Gull. The amount of any such reduction in the shareholder's equity shall be as determined by the balance sheet prepared as of the Closing Date as called for in ss.6.10. Should the parties not agree on the closing balance sheet, any areas of disagreement shall be resolved by an accounting firm jointly picked by the accounting firms that audited Gull's and Meridian's last annual financial statements.

                  7.3 Indemnification for Shareholder Actions. Fresenius will indemnify and hold harmless Meridian and Gull, and their officers, directors, employees, agents and Subsidiaries from and against any and all claims and demands brought by Gull Stockholders or Fresenius shareholders against any of them with respect to matters arising prior to the Closing Date including, without limitation, the matters contemplated by this Agreement, other than amounts paid by Meridian or Gull to dissenting Gull Stockholders and expenses incurred in related appraisal proceedings. The obligations of Fresenius will be limited to $11,094,059. Meridian will indemnify and hold harmless Fresenius and Gull, and their officers, directors, employees, agents and Subsidiaries from and against any and all claims and demands brought by Meridian shareholders against any of them with respect to the matters contemplated by this Agreement including, without limitation, with respect to information provided by Meridian in writing for inclusion in the proxy statement of Gull for submission to Gull Stockholders to vote upon the Merger. The obligations of Meridian will be limited to $3 million.

                  7.3.1 Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding threatened or initiated with respect to which a claim for indemnification is to be made pursuant to this Section, the indemnified party will give written notice to the indemnitor of the commencement of such action; provided the failure to give notice shall not relieve the indemnitor of its obligations hereunder except to the extent that the indemnitor is actually prejudiced by such failure to give notice. Unless in the indemnified party's reasonable judgment a conflict of interest between the Persons indemnified and the indemnitor may exist in respect of the claim, the indemnitor shall be entitled to participate and to assume the defense of such claim, jointly with any other such claim to the extent that it may desire with counsel reasonably satisfactory to the indemnified party as the case may be. After notice from the indemnitor of its election to assume the defense thereof, the indemnitor will not be liable to the Persons indemnified for any legal or other expenses subsequently incurred by them in connection with the defense thereof. The indemnitor will not consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term given by the claimant or plaintiff to the Persons indemnified, a release from all liability with respect to such claim or litigation. The indemnitor shall not be liable for any settlement of any such claim or action effected without its written consent.

                  7.3.2 If the matters giving rise to indemnification stated above become subject to a final judgment of a court of competent jurisdiction which allocates the relative liability for payment of any such claims or demands by shareholders of Fresenius, Gull or Meridian, the liability that would otherwise be that of an indemnitor shall instead be allocated among Fresenius, Gull or Meridian. The allocation will be in such proportions as is appropriate to reflect the relative fault of the particular parties in connection with the statements or omissions or actions or inactions which resulted in such claims or damages of third parties, as determined in such final judgment.

                  7.4 Indemnification by Fresenius. Fresenius shall indemnify Meridian with respect to and hold Meridian harmless from any liability, cost or expense which Gull or Meridian may directly or indirectly incur or suffer by reason of, or which results from, arises out of or is based upon the inaccuracy of any representation, warranties of and failures to comply with covenants made by Fresenius or Gull herein. Without limiting the generality of the foregoing, the indemnity obligation of Fresenius with respect to the representations of Gull contained in ss.3 shall extend to all representations and warranties of Gull as stated in ss.3 and not be limited to those of which Fresenius has actual Knowledge. This indemnity shall also cover any liabilities, costs or expenses reasonably incurred which Gull or Meridian may directly or indirectly incur or suffer by reason of, or which result from, or arise out of, or are based upon a bankruptcy matter pending in Germany entitled Gull GmbH v. Bamphi, a notice given Gull by INCSTAR Corporation on June 5, 1996 relating to patents dealing with Epstein Barr Virus and with respect to certain validation questions described in ss.3.26 of the Disclosure Schedule, in each case to the extent that such liability, cost or expense exceeds the amount accrued therefor on the closing balance sheet called for by ss.6.10.

                  7.4.1 The indemnification granted by Fresenius with respect to representations and warranties and failures to comply with covenants made by, Gull, is not intended to be a guarantee or surety but rather the direct, unqualified and continuing obligation of Fresenius in its capacity as a majority shareholder of Gull extended to Meridian as an inducement for Meridian to enter into and perform this Agreement in reliance in part upon the representations, warranties and covenants of Gull and in consideration of the representations and covenants made by Meridian herein. The parties recognize that it would be inequitable if the obligation of Fresenius, as set forth in this ss.7.4, were construed as a guarantee or surety so as to limit the ability of Meridian to proceed directly against Fresenius as provided hereafter. Accordingly, the parties acknowledge that Meridian may proceed against Fresenius in accordance with this ss.7.4 as provided below, with or without proceeding against Gull or any of its Subsidiaries. Fresenius shall not assert or exercise any, and hereby waives and disclaims all, rights of subrogation, indemnification or contribution by Gull or Meridian with respect to any payments made by it to Meridian pursuant to this Section. Fresenius agrees not to raise as a defense in any proceeding pursuant to this ss.7.4 as provided hereafter or in any other court or forum, any defense to the actions of Meridian based upon a theory that the indemnifications provided herein by Fresenius are in the nature of a guarantee or surety.

                  7.4.2 The indemnification obligations of Fresenius under this ss.7.4 shall be limited as follows: (a) a limit of $11,094,059 for representations and warranties concerning taxation contained in ss.3.30, (b) a limit of $18,036,027 for material undisclosed liabilities of which Fresenius had Knowledge, (c) a limit of $11,094,059 received by Fresenius for material undisclosed liabilities of which Gull, but not Fresenius, had Knowledge, and (d) for all other matters covered by this ss.7.4, $3 million.

                  7.5 Indemnifications by Meridian. Meridian shall indemnify Fresenius with respect to and hold Fresenius harmless from any liability, cost or expense which Fresenius may directly or indirectly incur, suffer by reason of, or which results from, arises out of or is based upon (i) the inaccuracy of any representation or warranty or failure to comply with any covenant, other than in Section 6.12, made by Meridian herein, (ii) any failure by Gull to pay when due on or after the Closing Date any indebtedness of Gull guaranteed by Fresenius, (iii) any failure by Meridian to pay when due any installment of interest on or principal of the Meridian Note, and (iv) any failure by Meridian to comply with its covenant in ss.6.12. The amount of any such liability on the part of Meridian pursuant to clause (i) of this ss.7.5 shall be limited to $3,000,000.

                  7.6 Zoning Interruptions. If the operations of Gull's facility in Salt Lake County, Utah in the manner presently being conducted are interrupted during the twelve months following the Closing Date for reasons related to non-compliance with applicable zoning laws and regulations, Fresenius will indemnify Meridian and hold it harmless, subject to a limit of $4 million, from all liabilities, costs and expenses including, without limitation, consequential damages resulting from interruption of production which Gull or Meridian may incur as a result of any such interruption except costs of physical relocation of the facility. All contacts with zoning authorities relating to this matter shall be made by Gull and Fresenius prior to the closing and by Fresenius during such twelve month period following the closing except as may otherwise be authorized by Fresenius in writing.

                  7.7 Indemnification Procedures. The rights of indemnification provided in ss.7.4, ss.7.5 and ss.7.6 shall be subject to the following provisions:

                  7.7.1 No claim for indemnification pursuant to ss.7.4 or clause (i) of ss.7.5 may be made until the aggregate of all such claims exceeds $500,000.

                  7.7.2 The indemnified party shall notify the indemnitor of any such liability specifying the nature of the liability and the amount or the estimated amount thereof to the extent then feasible to estimate but an estimate shall not be conclusive of the final amount of any such liability. The indemnitor shall have 10 business days from receipt of such notice to notify the indemnified party whether or not the indemnitor disputes its obligation to indemnify the indemnified party with respect to such liability. If such notice is not given by the indemnitor, the indemnitor shall pay the amount claimed promptly.

                  7.7.3 Nothing shall prevent the indemnified party from making a claim with respect to a potential or contingent liability provided the indemnified party's notice sets forth a specific basis for any such potential or contingent liability and the estimated amount thereto to the extent then feasible and the indemnified party has reasonable grounds to believe that such a liability or impairment will be incurred or suffered. Any payment to an indemnified party with respect to any such potential or contingent liability shall be final and binding upon the indemnified party, regardless of the actual losses incurred by the indemnified party in respect of such liability when actually asserted or incurred.

                  7.7.4 The indemnified party and the indemnitor shall attempt in good faith to resolve any dispute between them with respect to the matters covered by this Section promptly by negotiations between executives that have the authority to settle the dispute. Either party may give the other written notice of any dispute not resolved in the normal course. Within 10 business days following delivery of any such notice, executives of both parties shall meet at a mutually acceptable time and place thereafter for as long as they deem necessary to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 20 business days following delivery of such notice or if the parties fail to meet within 10 business days, either party may initiate mediation of the dispute. Mediation shall take place under the then current model procedure for mediation of business disputes at the American Arbitration Association, 140 W. 51st Street, New York, New York 10020. A neutral third party will be selected from the Association's panel. The place of mediation shall be New York City.

                  7.7.5 Any dispute not resolved by mediation within 45 days after the initiation shall be settled by arbitration conducted expeditiously in accordance with the rules for arbitration of business disputes conducted by the American Arbitration Association by a sole arbitrator. If one party has requested to the other to participate in the procedures outlined above and the other has failed, the other may initiate arbitration before expiration of the 45 day period. Arbitration shall be governed by the United States Arbitration Act and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction.

                  7.8 Transition. Fresenius will not take any action to discourage any lessor, licensor, customer, supplier, or other business associate of any of Gull and its Subsidiaries from maintaining the same business relationships with Gull and its Subsidiaries after the Closing Date as it maintained with them prior to the Closing Date. Fresenius will refer all customer inquiries relating to the businesses of Gull and its Subsidiaries to Meridian from and after the Closing Date. Fresenius will perform in all material respects all agreements now in force between it and Gull or any of its Subsidiaries until and after the Closing Date in accordance with the terms of any such agreements. Fresenius will transmit to Meridian any adverse reaction, adverse experience or quality complaints pertaining to the Products coming to Fresenius' attention after the Closing addressed to Meridian at the address set forth hereafter.

                  7.9 Confidentiality. Fresenius will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to Meridian or destroy, at the request of Meridian, all tangible embodiments of the Confidential Information which are in its possession. If Fresenius is requested or required to disclose any Confidential Information, Fresenius will notify Meridian promptly at the request or requirement so that Meridian may seek an appropriate protective order or waive compliance with the provisions of this Section. If, in the absence of a protective order or the receipt of a waiver hereunder, Fresenius is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal, Fresenius may disclose the Confidential Information; provided, however, that Fresenius shall use its reasonable efforts to obtain, at the reasonable request of Meridian, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as Meridian shall designate. The foregoing provisions shall not apply to any Confidential Information which is generally available to the public immediately prior to the time of disclosure.

                  7.10 Noncompetition and Non-Solicitation Covenants. For a period of three years after the Closing Date, Fresenius will not initiate a new business venture or acquire any business which is predominantly engaged in the manufacture and sale of diagnostic testing kits and reagents in the same field of application as existing Gull or Meridian products (hereinafter referred to as "Prohibited Business") in any geographic area in which Gull and its Subsidiaries or Meridian and its Subsidiaries conducts that business as of the Closing Date, or solicit directly or indirectly or encourage any person employed by Gull or any Subsidiary or Meridian to leave such employment when Gull or Meridian desires to retain that employee. However, notwithstanding the foregoing, this ss.7.10 shall not prevent or prohibit Fresenius from any of the following:

                  7.10.1 acquiring another business that is not predominantly engaged in the Prohibited Business; and

                  7.10.2 distributing any products which are or may be competitive with products manufactured or sold by Gull or Meridian.

                  If Fresenius  acquires another business pursuant to subsection
(i) above which is also engaged in the Prohibited Business, Fresenius shall use its best efforts to notify Meridian of such acquisition and to enter into discussions with Meridian regarding possible business arrangements with respect thereto acceptable to both Fresenius and Meridian.

                  If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

                  7.11 Contribution to Capital. Fresenius shall release its invoice dated June 30, 1998 in an amount of 856,281.18 German Marks evidencing its claim against Gull for the reimbursement of certain costs and expenses incurred by Fresenius on behalf of Gull by contributing such obligation to the capital of Gull prior to the closing.

                  8.0      Conditions to Obligations to Close.

                  8.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each Party to effect the Merger shall be subject to the satisfaction of the following conditions:

                  8.1.1  The  approval  of  Gull's   Stockholders   and  of  the
Supervisory Board of Fresenius shall have been obtained;

                  8.1.2 The waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Act shall have expired or been terminated and no objections to the Merger shall have been raised in connection with such filing;

                  8.1.3 No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect; provided, however, that each of the Parties shall have used reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered;

                  8.1.4 There shall not have been instituted or be pending, or threatened, any suit, action or proceeding by any Person or entity as a result of this Agreement or any of the transactions contemplated hereby which, if such Person or entity were to prevail, would reasonably be expected to prevent the consummation of the Merger or have a material adverse effect on the business, financial condition or results of operations of Gull and its Subsidiaries, taken as a whole; and

                  8.1.5 Gull shall have received a letter from its financial advisor, dated the Closing Date, stating that the Fairness Opinion is in full force and effect.

                  8.2 Conditions to Obligation of Meridian and the Transitory Subsidiary. The obligation of each of Meridian and the Transitory Subsidiary to consummate the Merger is subject to satisfaction of the following conditions:

                  8.2.1 Gull and its Subsidiaries shall have procured all of the third party consents specified on the date of this Agreement pursuant to ss.6.2;

                  8.2.2 The representations and warranties set forth in ss.ss.3 and 5 shall be true and correct in all material respects at and as of the Closing Date other than to the extent that any such representation and warranty is, by its terms, expressly limited to a specific date, in which case such representation and warranty shall be true and correct as of such date and Gull and Fresenius shall each represent and warrant to Meridian and the Transitory Subsidiary that the statements contained in ss.ss.3 and 5, respectively, and in the accompanying Disclosure Schedule are correct and complete as of the Closing Date and as though the Closing Date were substituted for the date of this Agreement throughout those sections;

                  8.2.3 Gull and Fresenius shall each have performed and complied with all of its covenants hereunder required to be performed or complied with on or prior to the Closing Date in all material respects;

                  8.2.4 Since the date of this Agreement, there shall not have been or occurred any material adverse change in the business, financial condition, cash flows, results of operations or prospects for the manufacture and sale of Products and products in development of Gull and its Subsidiaries, taken as a whole, other than changes relating to Gull's industry or the economy in general and not specifically related to Gull and its Subsidiaries and other than reductions in shareholders' equity contemplated by ss.7.2;

                  8.2.5 Gull shall have delivered to Meridian a certificate to the effect that each of the conditions specified in ss.ss. 8.2.1-8.2.4 is satisfied in all respects;

                  8.2.6 Meridian shall have received from counsel to Gull and Fresenius opinions in form and substance substantially as set forth in Exhibits B and C attached hereto, addressed to Meridian and the Transitory Subsidiary, and dated as of the Closing Date;

                  8.2.7 Meridian shall have received the resignations, effective as of the closing, of each director and officer of Gull and each of its Subsidiaries;

                  8.2.8 All outstanding options to purchase Gull Shares shall have been canceled on terms satisfactory to Meridian and all shares of Gull Deutschland GmbH and Gull Europe S.A. owned by Michael Malan or John Turner shall have been acquired by Meridian or Gull;

                  8.2.9 Gull and Fresenius shall have furnished to Meridian and the Transitory Subsidiary such other customary documents, certificates or instruments as Meridian may reasonably request evidencing compliance by Gull with the terms of this Agreement;

                  8.2.10 Meridian shall have entered into employment agreements with Dr. Fred Rachford and John Turner providing for their employment for a term of at least two years after the closing, containing confidentiality and two year noncompetition provisions following termination of employment and otherwise on terms reasonably satisfactory to Meridian. Meridian shall have entered into a consulting agreement with Holly Scribner providing for a term of at least two years of consultation after the closing, containing confidentiality and two-year noncompetition provisions following termination of the consulting relationship and otherwise on terms reasonably satisfactory to Meridian;

                  8.2.11 Meridian and Fresenius shall have entered into a mutually satisfactory agreement for the continued manufacture for Gull or Meridian of the blood group and HLA Products currently being manufactured in Fresenius' facility and with such agreement expiring no more than two years after the Closing Date;

                  8.2.12 The due diligence of Meridian contemplated in ss.6.6 shall have been completed and not have revealed anything of a material adverse nature as to the assets, liabilities, businesses, operations and financial condition of Gull which is not the subject of a representation or warranty contained herein; and

                  8.2.13 Meridian shall have obtained the written consent of the College of American Pathologists for the assumption by Meridian of control of Gull and to the transfer of the location of the production called for in an agreement dated January 1, 1998 between Gull and the College of American Pathologists from Gull's facility in Salt Lake County, Utah to Meridian's facility in Cincinnati, Ohio.

                  Meridian may waive any condition specified in a writing so stating at or prior to the closing.

                  8.3 Conditions to Obligation of Gull and Fresenius. The obligations of Gull and Fresenius to consummate the Merger are subject to satisfaction of the following conditions:

                  8.3.1 The representations and warranties set forth in ss.4 shall be true and correct in all material respects, at and as of the Closing Date other than to the extent that any such representation and warranty is, by its terms, expressly limited to a specific date, in which case such representation and warranty shall be true and correct as of such date and Meridian shall represent and warrant to Gull and Fresenius that the statements contained in ss.4 are correct and complete as of the Closing Date and as though the Closing Date were substituted for the date of this Agreement throughout those sections;

                  8.3.2 Each of Meridian and the Transitory Subsidiary shall have performed and complied with all of its covenants hereunder required to be performed or complied with on or prior to the Closing Date in all material respects through the closing;

                  8.3.3 Each of Meridian and the Transitory Subsidiary shall have delivered to Gull a certificate to the effect that each of the conditions specified in ss. 8.3 is satisfied in all respects;

                  8.3.4    The Fairness Opinion shall not have been withdrawn;

                  8.3.5 Gull and Fresenius shall have received from counsel to Meridian and the Transitory Subsidiary an opinion in form and substance substantially as set forth in Exhibit D attached hereto, addressed to each of them; and

                  8.3.6 Meridian and the Transitory Subsidiary shall have furnished to Gull such other customary documents, certificates or instruments as Gull may reasonably request evidencing compliance by Meridian and the Transitory Subsidiary with the terms of this Agreement.

                  Gull and Fresenius may waive any condition specified in a writing so stating at or prior to the closing.

                  9.0      Termination.

                  9.1 Termination of Agreement. This Agreement may be terminated at any time prior to the Effective Time by:

                  9.1.1    The Parties by mutual written consent;

                  9.1.2 Meridian and the Transitory Subsidiary by giving written notice to Gull and Fresenius if the conditions set forth in ss.8.2.12 have not been met or if Fresenius or Gull has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Meridian or the Transitory Subsidiary has notified Fresenius or Gull of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or if the closing shall not have occurred on or before December 1, 1998, unless the failure to close results from the failure of Gull or Fresenius to satisfy conditions set forth in ss.ss.8.2.2 and 8.2.3;

                  9.1.3 Gull by giving written notice to Meridian and the Transitory Subsidiary if Meridian or the Transitory Subsidiary has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Gull has notified Meridian and the Transitory Subsidiary of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or if the closing shall not have occurred on or before December 1, 1998, unless the failure to close results from the failure of Meridian to satisfy the conditions set forth in ss.ss.8.3.1 and 8.3.2;

                  9.1.4 Gull, if notwithstanding Gull's compliance with ss.6.8, Gull receives and accepts prior to the Closing Date a Third Party Offer; provided, however, that, in the event of such acceptance of a Third Party Offer Gull shall immediately pay to Meridian as called for in ss.6.8, the sum of $350,000 as liquidated damages and not as a penalty, any such payment to be made in immediately available United States funds;

                  9.1.5 Gull or Meridian notwithstanding Gull's compliance with ss.6.8, if Gull's Board of Directors prior to the Closing Date withdraws its recommendation to Gull Stockholders of this Agreement and the Merger; provided, however, that in the event of such withdrawal Gull shall immediately pay to Meridian its out-of-pocket expenses incurred in relation to the transaction. In addition, if within twelve months after such termination, Gull shall consummate a Third Party Offer, Gull and Fresenius shall be jointly and severally obligated to pay Meridian the additional sum of $350,000, as liquidated damages and not as a penalty, any such payment to be made promptly in immediately available United States funds;

                  9.1.6 Any Party by giving written notice to the other Parties if this Agreement and the Merger fail to receive the approval of Gull's Stockholders or if any governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger and such order, decree or ruling or other action shall have become final and nonappealable; or

                  9.1.7 Meridian, if Fresenius' Supervisory Board shall not have duly approved the actions of its officer executing this Agreement.

                  9.2 Effect of Termination. If any Party terminates this Agreement pursuant to ss.9.1, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party except for any liability of any Party then in breach or as set forth in ss.9.1; subject to ss.ss.3.8, 4.4, 5.3 and 7.9, the confidentiality provisions contained in ss.6.6, this ss.9.2 and ss.10, each of which shall survive any such termination.

                  10.0     Miscellaneous.

                  10.1 Survival. The representations, warranties and covenants of the Parties will survive the closing of the Merger for a period of one year following the delivery to Meridian of audited financial statements for Meridian and Gull covering the year ended September 30, 1998, but such date of delivery shall be deemed to be no later than December 30, 1998. This time period shall be one year following the delivery of audited financial statements from Meridian and Gull covering the year ended September 30, 1999 but such date of delivery shall be deemed to be no later than December 30, 1999 with respect to the matters covered by the following sections of this Agreement: ss.3.5 - "Filings with the SEC," ss.3.7 - "Undisclosed Liabilities," ss.3.10 "Litigation," ss.3.11
- "Product Warranty," ss.3.12 - "Product Liability," ss.3.14 - "Employee Benefits," ss.3.27 - "Contracts and Agreements," ss.3.28 - "Licenses and Permits," ss.3.30 - "Taxes and Tax Returns," ss.6.8 - "Exclusivity," ss.7.3 - "Indemnification for Shareholder Actions," and except that the period of survival shall be five years after the Closing Date for ss.6.9 - "Bylaw Indemnification," and three years after the Closing Date for ss.7.10 - "Covenant Not to Compete" and twelve months after a termination for the matters contemplated by ss.9.1.5. ss.7.4, ss.7.5 and ss.7.6 shall survive subject to the various periods of limitations set forth above. Any claim brought under ss.7.4, ss.7.5 and ss.7.6 shall be presented within 60 days after expiration of the relevant period of survival with respect to each such claim.

                  10.2 Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Parties; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or by any listing or trading agreement concerning its publicly-traded securities in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure.

                  10.3 No Obligations Upon Fresenius Medical Care AG. It is expressly understood among the parties to this Agreement that no representation, warranty, covenant or any other provision contained in this Agreement shall apply to or be binding upon Fresenius Medical Care AG or any of its Subsidiaries.

                  10.4 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; provided, however, that the provisions in ss.2 concerning payment of the Merger consideration are intended for the benefit of, and shall be enforceable by Gull Stockholders, their heirs and their respective legal representatives and the provisions in ss.6.9 are intended for the benefit of, and shall be enforceable by the individuals specified therein and their heirs and their respective legal representatives and shall be binding on Meridian, the Transitory Subsidiary and Gull, their respective Subsidiaries and their respective successors and assigns.

                  10.5 Entire Agreement.  This Agreement including the documents referred to herein constitutes the entire agreement among the parties and supersedes any prior or contemporaneous understandings, agreements or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

                  10.6 Successors and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties provided, however, that Meridian may assign its rights hereunder to an affiliated entity without the prior written consent of Gull and Fresenius provided Meridian executes a written guarantee of the obligations of any such assignee in a form reasonably acceptable to Gull and Fresenius.

                  10.7   Counterparts.   This   Agreement  may  be  executed  in
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  10.8  Headings.   The  section  headings   contained  in  this
Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  10.9 Notices. All notices, requests, demands, claims and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be addressed to the intended recipient as set forth:

               If to Gull:                   GULL LABORATORIES, INC.
                                             1011 East Murray Holladay Road
                                             Salt Lake City, UT  84117
                                             Attention:  Silke Humberg Ph.D.
                                             Fax:  801-269-8251

               With a required               PRINCE, YEATES & GELDZAHLER
               copy to:                      City Centre I, Suite 900
                                             175 East 400 South
                                             Salt Lake City, UT   84111
                                             Attention: Gregory E. Lindley, Esq.
                                             Fax:  801-524-1099

               If to Fresenius               FRESENIUS AG
                                             Else-Kroner Str. 1
                                             61346 Bad Homburg, Germany
                                             Attention:  Rainer Baule
                                             Fax:  011-49-6172-608-2386

               With a required               O'MELVENY & MYERS LLP
               copy to:                      Citicorp Center
                                             153 East 53rd Street
                                             New York, NY 10022-4461
                                             Attention:  Robert A. Grauman, Esq.
                                             Fax:  212-326-2061

               If to Meridian                MERIDIAN DIAGNOSTICS, INC.
               or the Transitory             3471 River Hills Drive
               Subsidiary:                   Cincinnati, OH  45244
                                             Attention:  Mr. John A. Kraeutler
                                             Fax:  513-271-3762

               Copy to:                      KEATING, MUETHING & KLEKAMP
                                             1800 Provident Tower
                                             One East Fourth Street
                                             Cincinnati, OH  45202
                                             Attention:  Gary P. Kreider, Esq.
                                             Fax:  513-579-6956

                  Any Party may send any  notice,  request,  demand,  claim,  or other communication hereunder to the intended recipient at the address set forth above by any commercially reasonable means, but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner provided herein.

                  10.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of Ohio without giving effect to any choice or conflict of law provision or rule, whether of Ohio or any other jurisdiction, that would cause or result in the application of the laws of any jurisdiction other than Ohio.

                  10.11 Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time with the prior authorization of their respective Boards of Directors; provided, however, that any amendment effected after obtaining the approval of Gull Stockholders will be subject to the restrictions contained in the Utah Revised Business Corporation Act. Any decrease in the Merger consideration per Gull Share shall be submitted to Gull's Stockholders for approval. No amendment of any provision of this Agreement shall be valid unless it is in writing and signed by all of the Parties. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

                  10.12 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                  10.13 Expenses. Each of the Parties will bear its own costs and expenses including legal fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby. Meridian shall pay filing fees under the Hart-Scott-Rodino Act.

                  10.14 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

                  10.15 Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement and the Disclosure Schedule are incorporated herein by reference and made a part hereof.

                  10.16 Jurisdiction. All within the meaning of ss.2307.39 of the Ohio Revised Code, any lawsuit to enforce or interpret this Agreement can be brought and maintained only in the Court of Common Pleas of Hamilton County, Ohio or the U.S. District Court for the Southern District of Ohio at Cincinnati, and the substantive law of the State of Ohio will govern and control every issue or dispute relating to the interpretation or enforcement of this Agreement.

                  IN WITNESS WHEREOF, the Parties hereto have executed this Merger Agreement on September 15, 1998.

                                            GULL LABORATORIES, INC.



                                            By:_________________________________
                                            Name:

                                            Title:


                                            MERIDIAN DIAGNOSTICS, INC.



                                            By:_________________________________
                                            Name:
                                            Title:


                                            FRESENIUS AG



                                            By:_________________________________
                                            Name:
                                            Title:



                                            MERIDIAN ACQUISITION CO.



                                            By:_________________________________
                                            Name:
                                            Title:


G:\DIANE\GEL\CLIENTS\GULL\PART.001

                               September 15, 1998




Independent Committee, Board of Directors
Gull Laboratories, Inc.
c/o Mr. Gregory E. Lindley, Attorney at Law
Prince, Yeates & Geldzahler
175 East Fourth South, Suite 900
Salt Lake City, Utah 84111

         Re: Fairness  Opinion - Proposed Merger of Gull Laboratories, Inc. with
             Meridian Diagnostics, Inc. - Revised September 15, 1998

Gentlemen/Ladies:

Houlihan Valuation Advisors ("HVA") has been retained by the Independent Committee of the Board of Directors of Gull Laboratories, Inc. ("Gull" or "the Company") to issue a fairness opinion for the proposed merger ("Transaction") between Gull and Meridian Diagnostics, Inc. ("Meridian"). The fairness opinion ("the Opinion") is issued from a financial point of view from the perspective of the minority shareholders of Gull. It is anticipated by Company management that the Transaction will close in October 1998. The Opinion is as of September 15, 1998 and is valid as of that date. Circumstances could change which would render this opinion invalid as of the actual closing date. To be valid as of the closing date, the Opinion will have to be reviewed and updated by HVA.

The Draft Merger Agreement of September 15, 1998 ("the Agreement") among Gull, Meridian, Fresenius AG ("Fresenius") and Meridian Acquisition Co. provides for the acquisition of the Company by Meridian in an all-cash transaction providing for payment of $2.25 per share of issued and outstanding common stock ("the Transaction"). Under the terms of the Agreement, Meridian will acquire all of the outstanding shares of the Company (8,016,012) for a total purchase price of $18,036,027. At the close of the transaction, each outstanding share of Gull common stock, other than any Dissenting Share, will be converted into the right to receive $2.25 in cash without interest, and each Dissenting Share shall be converted into the right to receive payment from Gull with respect thereto to the extent provided by, and in accordance with, the provisions of the Utah Revised Business Corporation Act.

Upon the closing of the Transaction, all amounts then owed by Gull to Fresenius will be reduced to the extent of any reductions in the shareholders' equity of Gull that occur from December 31,

1997 through the closing of the Transaction. However, minority shareholders will receive $2.25 per share regardless of any reductions in amounts owed to Fresenius by Gull.

In delivering this opinion, HVA has completed, among others, the following tasks:
               Reviewed  the Draft  Merger  Agreement  among Gull  Laboratories,
              Inc., Meridian Diagnostics, Inc., Fresenius AG, and Meridian Acquisition Company, dated August 6, 1998, revised as of September 15, 1998

               Reviewed the annual reports of Gull for the years of 1993-1995

               Reviewed  the Proxy  Statement  for the 1997  Annual  Meeting  of
              Shareholders of Gull

               Reviewed various  Securities and Exchange  Commission  filings of
              Gull, including Form 10-Ks for years ended December 31, 1996 and 1997, Form 10-Qs for Gull for quarters ended June 30, 1996, September 30, 1996, March 31, 1997, June 30, 1997, September 30, 1997, March 31, 1998, and June 30, 1998.

               Reviewed  Gull's  unaudited  draft  financial  statements for the three months ending June 30, 1998

               Reviewed  Gull's  projected  income   statements  for  continuing
              operations  for calendar  years  ending  December 31, 1998 through
              2003

               Reviewed the reported market prices and trading activity for Gull common stock for the period of January 1996 through July 1998

               Reviewed  transaction  premium  data  prepared by Houlihan  Lokey
              Howard & Zukin as presented in Mergerstat Review 1998

               Discussed  the  financial   condition,   results  of  operations,
              business and prospects of Gull with Company management

               Compared the results of  operations  and  financial  condition of
              Gull with those of certain other publicly-traded data medical diagnostic product firms that HVA deemed to be reasonably comparable to Gull

               Reviewed  Company  product  information and status of new product development


In addition to a review of the above described documents, the following analytical procedures were conducted in arriving at our Opinion:

               HVA met with  representatives  of the  Company  at the  Company's headquarters in Salt Lake City, Utah and conducted discussions regarding matters pertinent to our analysis. Inquiries were made with certain officers of the Company who have senior responsibility for operating matters regarding: (i) the operations, financial condition, future prospects and projected operations and performance of the Company; (ii) whether management is aware of any events or conditions which might cause any of the assumptions set forth in this Opinion to be incorrect; and (iii) whether management is aware of any material change in the Company's assets, financial condition or business outlook since June 30, 1998 (the date of the Company's most recent financial statements)


--------------------------------------------------------------------------------
Fairness Opinion - Gull Laboratories, Inc. as of September 15, 1998       Page 2

               Certain  financial   projections  and  accompanying   assumptions
              prepared by Company management for the calendar years ending December 31, 1998 through December 31, 2003 were reviewed, and the assumptions underlying such forecasts were discussed with Company management

               Generally  recognized financial analysis and valuation procedures were undertaken to ascertain the financial condition of the Company as well as to estimate its fair market value

               Discussed valuation of the Company,  efforts to solicit bids, and negotiations  regarding  offering  price with  representatives  of
              Wasserstein   Perella  &  Co.,   investment  bankers  retained  by
              Fresenius to advise Fresenius as to strategic alternatives relating to the Company

               Performed  such other  analyses and  reviewed  and analyzed  such other information as HVA deemed appropriate

In rendering this opinion, HVA did not assume responsibility for independently verifying, and did not independently verify, any financial or other information concerning Gull furnished to it by Gull, or the publicly-available financial and other information regarding Gull and other medical diagnostic product firms. HVA has assumed that all such information is accurate and complete. HVA has further relied on assurances of management of Gull that it is not aware of any facts that would make such financial or other information relating to such entities inaccurate or misleading.

With respect to financial forecasts for Gull provided to HVA by Gull management, HVA has assumed, for the purposes of this opinion, that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of its management at the time of preparation as to the future financial performance of Gull. We are unaware of and have not received any information which would lead us to believe that it was unreasonable to utilize the aforementioned projections as part of our analysis related to the Opinion. HVA, however, assumes no responsibility for and expresses no view as to such forecasts or the assumptions under which they were prepared.

HVA has assumed that there has been no material change in Gull's assets, financial condition, results of operations, business or prospects since June 30, 1998. HVA's conclusions and opinion are necessarily based upon economic, market and other conditions and the information made available to HVA as of the date of this opinion. HVA expresses no opinion on matters of legal, regulatory, tax or accounting nature related to the Merger.

We have not been requested to, and did not solicit, third party indications of interest in acquiring all or any part of the common stock of the Company. Furthermore, at your request, we have not negotiated the Transaction nor advised you with respect to alternatives to it.

Limiting Conditions
The Opinion is subject to the following limiting conditions:


--------------------------------------------------------------------------------
Fairness Opinion - Gull Laboratories, Inc. as of September 15, 1998       Page 3

     1. Neither HVA nor its principals have any present or intended interest in Gull, Meridian, Fresenius, or in any related entities. HVA's fees for the Opinion are based on professional time and a charge for the Opinion, and are in no way contingent upon the final conclusions derived.

     2. The Opinion is intended only for the specific use and purpose stated herein. It is intended for no other uses and is not to be copied nor given to unauthorized persons without the direct written consent of HVA except as set forth below. The Opinion and information contained herein are valid only for the stated purpose and date of the study, and should in no way be construed to be investment advice.

     3. It is beyond the scope of the Opinion to render any opinion relative to the solvency or insolvency of Gull or Meridian either prior to or following the Transaction. HVA has not been requested to render such an opinion, and nothing in the Opinion should be construed as such.

     4. This engagement is limited to the production of the Opinion and the conclusions and opinions contained herein. HVA has no obligation to provide future services (e.g., expert testimony in court or before governmental agencies) related to the contents of the Opinion unless prior arrangements for such services have been made. HVA understands that Gull will require confirmation that the opinion is still in effect as of the closing date of the transaction, which is anticipated to occur by October 31, 1998.


It is our understanding that Gull's Board of Directors either has had or will have the opportunity to make their own independent investigation of the Transaction, and their decision to participate in the Transaction should be based primarily on such investigation. Delivery of the Opinion to Gull's Board of Directors and the Independent Committee of the Board of Directors is subject to the conditions, limitations and assumptions set forth in the Opinion.

This opinion is for the benefit of the Board of Directors of Gull and shall not be relied upon by others and shall not be published or otherwise used, nor shall any public references to HVA be made without our written consent. However, notwithstanding the foregoing, HVA consents to a description of and the inclusion of the text of its written Opinion and its accompanying Fairness Memorandum in the proxy to be issued in connection with the special meeting of the Company's Stockholders. This opinion is not intended to be and does not constitute a recommendation to any Stockholder as to how such Stockholder should vote with respect to the Merger.

Conclusions
Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, and based upon such other matters as we consider relevant, it is our opinion that the proposed Transaction, assuming it is consummated as proposed, is fair from a financial point of view to the minority shareholders of Gull based on the circumstances existing as of September 15, 1998. HVA reserves the right, in the event that events or facts subsequent to the date of the Opinion become known which have a material impact on the value of the Company, to supplement or withdraw the Opinion prior to the closing date of the Transaction.

--------------------------------------------------------------------------------
Fairness Opinion - Gull Laboratories, Inc. as of September 15, 1998       Page 4

This Opinion is delivered to you subject to the conditions, scope of engagement, limitations, indemnification and understandings set forth in this Opinion and the engagement letter between HVA, Gull, and the Independent Committee of the Board of Directors of Gull dated July 28, 1998 and executed by Gull and the Independent Committee of the Board of Directors on July 29, 1998. This Opinion is subject to the understanding that the obligations of HVA in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of HVA shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.




HOULIHAN VALUATION ADVISORS


-----------------------------
Frederic L. Jones, ASA

                                   APPENDIX C

                          NOTICE OF DISSENTERS' RIGHTS
    (Under Section 16-10a-1301 et seq. Utah Revised Business Corporation Act)


Proposed Action

                  The Board of Directors of Gull Laboratories, Inc., a Utah corporation, ("Gull") has adopted and approved a Merger Agreement, among Gull, Fresenius AG, Meridian Diagnostics, Inc., and Meridian Acquisition Co. (the "Merger Agreement"). The Merger Agreement subject to shareholder approval. A copy of the Merger Agreement is being furnished to you contemporaneously with the delivery of this Notice. Pursuant to the Merger Agreement, Gull will merge into Meridian Acquisition Co., with Gull as the surviving corporation. Each issued and outstanding share of Gull common stock, other than dissenters' shares, will be converted into the right to receive a cash payment of $2.25, without interest. The Board of Directors has recommended that Shareholders vote "FOR" approval of the Merger Agreement.


Shareholder Approval

                  Under Section 16-10a-1103 of the Utah Revised Business Corporation Act (the "Act"), the Merger Agreement requires the affirmative vote of a majority of the shares entitled to vote to approve the merger. Attached hereto is a Notice of Special Meeting of Shareholders and Proxy Statement relating to the Special Meeting for the purpose of approving the merger.


Dissenters' Rights

                  Under Part 13 of the Act, Shareholders of Gull are entitled to assert "dissenters rights'" in connection with the proposed merger. A copy of
Part 13 of the Act is attached hereto.

                  Generally, a Shareholder may dissent from the proposed merger transaction and obtain cash payment of the fair value of his/her shares in the event the merger transaction is effectuated. Fair value of the shares means the value of the shares immediately before the effective date of the merger, excluding any appreciation or depreciation in anticipation of the merger.

                  A Shareholder who desires to exercise his or her dissenters' right, must:

                  1. Cause Gull to receive, before the Shareholder vote is taken, written notice of his/her intent to demand payment for shares if the proposed Merger is effectuated; and

                  2. Not vote any of his/her shares in favor of the proposed merger.


                  Notice must be sent in writing, postage prepaid, and addressed to the Secretary of Gull at Gull's offices located at 1011 East Murray-Holladay Road, Salt Lake City, Utah 84117.

                  RIGHTS OF A DISSENTING SHAREHOLDER TO DEMAND PAYMENT ARE LOST IF THE DISSENTER VOTES IN FAVOR OF THE PROPOSAL OR FAILS TO GIVE WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT AS ABOVE DESCRIBED.

                  If the merger is effectuated over the dissent of a Shareholder, a notice will be sent to the Shareholder within ten (10) days after the effective date of the merger approval by Shareholders. That notice will state when and where written demand for payment must be sent and when certificates for shares must be deposited by the Shareholder to effectuate the purchase of shares from the dissenting Shareholder.

                  RIGHTS OF THE DISSENTER TO DEMAND PAYMENT MAY ALSO BE LOST IF THE DISSENTER FAILS TO TIMELY MAKE WRITTEN DEMAND FOR PAYMENT AFTER RECEIVING THE SUBSEQUENT NOTICE OF HOW TO MAKE WRITTEN DEMAND AND TENDER CERTIFICATES.

                                   APPENDIX D

                                 PART 13 OF THE
                      UTAH REVISED BUSINESS CORPORATION ACT


16-10a-1301.  Definitions.

                  For purposes of Part 13:

                  (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

                  (2) "Corporation means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

                  (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

                  (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

                  (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in
Section 15-1-1, compounded annually.

                  (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in Section 16-10a-723.

                  (7)  "Shareholder"   means  the  record   shareholder  or  the
beneficial shareholder.

History:  C.1953, 16-10a-1301,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277,138.    249 makes the act effective on July 1, 1992.

16-10a-1302.  Right to dissent.

                  (1) A Shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

                      (a) consummation of a plan of merger to which the corporation is a party if:

                            (i) shareholder  approval is required for the merger
by Section 16-10a-1103 or the articles of incorporation; or

                            (ii) the  corporation is a subsidiary that is merged
with its parent under Section 16-10a-1104;

                      (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired.

                      (c) consummation of a sales, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(1), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and

                      (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).

                  (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

                  (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the
National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of:

                      (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

                      (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or

                      (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

                  (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

                      (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;

                      (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;

                      (c)  cash in lieu of fractional shares; or

                      (d) any combination of the shares  described in Subsection
(4), or cash in lieu of fractional shares.

                  (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

History:  C.1953, 16-10a-1302,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 139.   249 makes the act effective on July 1, 1992.


16-10a-1303.  Dissent by nominees and beneficial owners.

                  (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.

                  (2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

                      (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent tot he dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

                      (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

                  (3)  The   corporation   may  require  that,   when  a  record
shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

History:  C.1953, 16-10a-1303,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.277, 140.     249 makes the act effective on July 1, 1992.


16-10a-1320.  Notice of dissenters' rights.

                  (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

                  (2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

History:  C.1953, 16-10a-1320,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 141.   249 makes the act effective on July 1, 1992.


16-10a-1321.  Demand for payment - Eligibility and notice of intent.

                  (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

                      (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

                      (b) may not vote any of his shares in favor of the proposed action.

                  (2) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

                  (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

                  (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.


History:  C.1953, 16-10a-1321,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 142.   249 makes the act effective on July 1, 1992.

16-10a-1322.  Dissenters' notice.

                  (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

                  (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

                      (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

                      (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

                      (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                      (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

                      (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

                      (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

                      (g) be accompanied by a copy of this part.

History:  C.1953, 16-10a-1322,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 143.    249 makes the act effective on July 1,1992.


16-10a-1323.  Procedure to demand payment.

                  (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

                      (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Section 16-10a-1322 (2)
(d), duly completed, or may be stated in another writing;

                      (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

                      (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

                  (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

                  (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

History:  C.1953, 16-10a-1323,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 144.   249 makes the act effective on July 1, 1992.


16-10a-1324.  Uncertificated shares.

                  (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

                  (2)  In  all  other   respects,   the  provisions  of  Section
16-10a-1323 apply to shareholders who own uncertificated shares.

History:  C.1953, 16-10a-1324,            Effective Dates.  - Laws 1992, ch 277,
enacted by, L.1992 ch.  277, 145.   249 makes the act effective on July 1, 1992.

16-10a-1325.  Payment.

                  (1) Except as provided in Section 16-10a-1327, upon the later of the effective date of the corporate action creating dissenters' rights under
Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-10a-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-10a-1323, and who meets the requirements of Section 16-10a-1321, and who has not yet received payment.

                  (2) Each payment made pursuant to Subsection (1) must be accompanied by:

                      (a) (i)(A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment;

                             (B) an income statement for that year;

                             (C) a statement of changes in shareholders'  equity
for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and

                             (D)  the   latest   available   interim   financial
statements, if any;

                        (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;

                      (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;

                      (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and

                      (d) a copy of this part.

History:  C.1953, 16-10a-1325,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 146.   249 makes the act effective on July 1, 1992.


16-10a-1326.  Failure to take action.

                  (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in
Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

                  (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable.

History:  C.1953, 16-10a-1326,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 147.   249 makes the act effective on July 1, 1992.


16-10a-1327. Special provisions relating to shares acquired after announcement of proposed corporate action.

                  (1) A corporation may, with the dissenters' notice given pursuant to Section 16-10a-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

                  (2) An  offer  to make  payment  under  Subsection  (1)  shall
include  or  be   accompanied   by  the   information   required  by  Subsection
16-10a-1325(2).

History:  C.1953, 16-10a-1327,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 148.   249 makes the act effective on July 1, 1992.


16-10a-1328. Procedure for shareholder dissatisfied with payment or offer.

                  (1) A dissenter who has not accepted an offer made by a corporation under Section 16-10a-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-10a-1325, if:

                      (a) the  dissenter  believes  that the  amount  paid under
Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;

                      (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or

                      (c) the corporation, having failing to take the proposed corporate action creating dissenter's rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

                  (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection (1) within 30 days after the corporation made or offered payment for his shares.

History:  C.1953, 16-10a-1328,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 149.   249 makes the act effective on July 1, 1992.


16-10a-1330.  Judicial appraisal of shares - Court action.

                  (1) If a demand for payment under Section 16-10a-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

                  (2) The corporation shall commence the proceeding described in Subsection (1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

                  (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares.

                  Service may also be made otherwise as provided by law.

                  (4) The jurisdiction of the court in which the proceedings is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

                  (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

                      (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or

                      (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327.

History:  C.1953, 16-10a-1330,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 150.   249 makes the act effective on July 1, 1992.


16-10a-1331.  Court costs and counsel fees.

                      (1) The court in an appraisal  proceedings commenced under
Section 16-10a-1330 shall determine all costs of the proceedings, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 16-10a-1328.

                  (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                      (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or

                      (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

                  (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

History:  C.1953, 16-10a-1331,            Effective Dates.  - Laws 1992, ch 277,
enacted by L.1992, ch.  277, 151.   249 makes the act effective on July 1, 1992.